UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )
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Definitive Proxy Statement

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Soliciting Material under §240.14a12

PACWEST BANCORP

(Name of Registrant as Specified In Its Charter)

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PacWest Bancorp

PACIFIC WESTERN BANK

2021

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
You are cordially invited to attend PacWest Bancorp’s (“PacWest” or the “Company”) 2021 Annual Meeting (“Annual Meeting”) to be held virtually:

WHEN	LIVE WEBCAST	RECORD DATE
Tuesday, May 11, 2021 1:00 p.m. Pacific time	www.virtualshareholdermeeting.com/PACW2021	You may vote if you were a stockholder of record on the close of business on March 15, 2021
Items of Business
1	Election of Directors. To elect 11 director nominees to the Board of Directors to service for a one-year term.
	• Tanya M. Acker	• C. William Hosler	• Robert A. Stine
	• Paul R. Burke	• Susan E. Lester	• Paul W. Taylor
	• Craig A. Carlson	• Roger H. Molvar	• Matthew P. Wagner
	• John M. Eggemeyer, III	• Daniel B. Platt
2	Advisory Vote on Executive Compensation. To approve, on an advisory basis (non-binding), the compensation of the Company’s named executive officers.
3	Approval of the Amended and Restated PacWest Bancorp 2017 Stock Incentive Plan. To approve the Amended and Restated PacWest Bancorp 2017 Stock Incentive Plan.
4	Ratification of the Appointment of Independent Auditors. To ratify the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2021.
5
Other Business. To consider and act upon such other business and matters or proposals as may properly come before the 2021 Annual Meeting or any adjournments or postponements thereof.
As of the date of this notice, the Board of Directors of PacWest (the “Board”) knows of no other matters that may be brought before stockholders at the Annual Meeting.

YOUR VOTE IS IMPORTANT. We appreciate you taking the time to vote promptly. You can access proxy materials at www.proxyvote.com. After reading the Proxy Statement, please vote at your earliest convenience by telephone, internet or, if you received printed proxy materials, by completing, signing and returning by mail a proxy card. In order to authorize your proxy via the Internet or by telephone, and to be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/PACW2021, you must have the control number that appears on the materials sent to you. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. Your attendance alone, without voting, will not be sufficient to revoke a previously authorized proxy.
Thank you in advance for your cooperation and continued support.

By Order of the Board of Directors,

Natasha Luddington Senior Vice President, Associate General Counsel
March 26, 2021 Beverly Hills, California

Whether or not you plan to attend the Annual Meeting virtually, please vote as soon as possible to make sure that your shares are represented at the Annual Meeting.
STOCKHOLDERS OF RECORD

Your shares cannot be counted unless you vote by any of these methods:

BY TELEPHONE	BY INTERNET	BY MAIL	BY MOBILE DEVICE	DURING THE ONLINE MEETING
Call toll-free 1-800-690-6903	www.proxyvote.com	Complete, sign and date the proxy card and mail it in the enclosed postage-paid envelope	Scan the QR code	www.virtualshareholdermeeting.com/PACW2021

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Stockholders can vote their shares via telephone or the Internet as instructed in the Notice Regarding Availability of Proxy Materials for the Annual Meeting (“Notice”)

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The telephone and internet voting facilities will close at 11:59 p.m., Eastern Time, on May 10, 2021 for shares held directly and at 11:59 p.m., Eastern Time, on May 6, 2021 for shares held in the Company’s 401(k) Plan

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Proxy cards submitted by mail must be received by Broadridge Financial Solutions, at Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717, prior to the Annual Meeting

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Each stockholder who attends the Annual Meeting virtually will need the control number that appears on the materials sent to you

BENEFICIAL OWNERS

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If your shares are held in “street name”, you should check with your bank, broker or other agent and follow the voting procedures required by your bank, broker or other agent to vote your shares

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Each stockholder who attends the Annual Meeting virtually will need the control number that appears on the materials sent to you

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 11, 2021
This Proxy Statement and our 2020 Annual Report are available at www.pacwestbancorp.com/docs

1	Proxy Summary
7	Corporate Governance and Board Matters
7	Proposal 1―Election of Directors
8	Director Nominees
19	Director Skill Competencies
20	Board Committees and Meetings
20	Asset/Liability Management Committee
21	Audit Committee
22	Compensation, Nominating and Governance Committee
23	Executive Committee
24	Risk Committee
25	Corporate Governance
25	Governance Framework
25	Board Leadership Structure
26	Director Independence
26	Nasdaq Rule
27	Director Recruitment and Refreshment and Continued Board Service
27	Board’s Role in Risk Oversight
28	COVID-19 Impact and Response
28	Cybersecurity Matters
29	Social Responsibility
30	Human Capital Management
32	Diversity and Inclusion
32	Communications with the Board
33	Certain Relationships and Related-Party Transactions
34	Stock Ownership Guideline for Non-Employee Directors
34	Director Compensation
35	2020 Non-Employee Director Compensation Table
36	Executive Compensation
36	Proposal 2―Advisory Vote on Executive Compensation
37	Executive Officers
42	Compensation Discussion and Analysis
43	Executive Summary
43	2020 Key Performance Highlights
44	Compensation Governance and Stockholder Engagement
44	Summary of Our Executive Compensation Practices
45	2020 Compensation Decisions At-A-Glance
45	Onboarding Mr. William Black
45	Compensation Philosophy and Objectives
46	Principle Elements of Compensation
46	Pay Mix
47	Decision Making Process
47	Role of the CNG Committee
47	Role of Senior Management
47	Role of the Independent Consultant
48	Peer Group
48	2020 Executive Compensation Decisions
48	Base Salary
49	Annual Cash Incentives
49	Target Award Opportunities
49	2020 Performance Measures, Weights, Objectives and Results
50	Long-Term Incentive Plan (“LTI Plan”) Overview
52	A Closer Look at 2020 PRSU Grants
53	2018 PRSU Grants―Achievement of Performance Objectives
54	Succession Arrangement with Mr.Wagner
55	Other Compensation Practices, Policies and Guidelines
55	Best Practices Compensation Matters
57	Tax Deductibility of Compensation
57	Calculation of Non-GAAP Financial Measures
58	Compensation Committee Report
59	Executive Compensation Tables
59	Summary Compensation Table
61	2020 Grants of Plan-Based Awards
62	Outstanding Equity Awards at December 31, 2020
63	2020 Stock Vested Table
64	Potential Payments on Termination and Change in Control
65	2020 NEO Change in Control Table
67	CEO Pay Ratio
68	Amended and Restated PacWest Bancorp 2017 Stock Incentive Plan
68	Proposal 3―Approval of Amended and Restated PacWest Bancorp 2017 Stock Incentive Plan
77	Audit Matters
77	Proposal 4―Ratification of the Appointment of Independent Auditors
78	Independent Auditor
78	Independent Auditor Fees
78	Pre-Approval Policies and Procedures
79	Audit Committee Report
80	Owners of More Than Five Percent
81	Ownership of Directors and Executive Officers
83	Section 16(a) Beneficial Ownership Reporting Compliance
84	Information about the Annual Meeting and Voting
89	Other Business
89	Stockholder Proposals
90	Director Nominations
91	Incorporation by Reference
A-1	Appendix A

PROXY SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement before voting.
For more complete information regarding the Company’s 2020 performance, please review the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

2021 Annual Meeting of Stockholders
Voting and Meeting Information
See page 84 for more information.

WHEN	LIVE WEBCAST	RECORD DATE
Tuesday, May 11, 2021 1:00 p.m. Pacific time	www.virtualshareholdermeeting.com/PACW2021	Close of business on March 15, 2021

VOTING	ATTENDING AND VOTING AT THE ANNUAL MEETING

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You are entitled to vote at the Annual Meeting if you were a stockholder of record at the close of business on the Record Date

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On the Record Date, there were 116,916,461 shares of common stock outstanding and entitled to vote at the Annual Meeting

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Each share is entitled to one vote on each matter to be voted upon at the Annual Meeting

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All stockholders of record as of the Record Date may vote virtually at the Annual Meeting

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In order to authorize your proxy via the Internet or by telephone, and to be admitted to the Annual Meeting at
www.virtualshareholdermeeting.com/PACW2021, you must have the control number that appears on the materials sent to you. You may vote during the Annual Meeting by following the instructions available on the meeting website. Your attendance alone, without voting, will not be sufficient to revoke a previously authorized proxy

Please see the Information about the Annual Meeting and Voting section beginning on page 84.
The deadlines to submit stockholder proposals for the 2022 Annual Meeting of Stockholders (“2022 Annual Meeting”) can be found in the Other Business section on page 89.

PACWEST BANCORP  2021 PROXY STATEMENT  |  1

Advance Voting Methods
Advance voting methods can be found on page 85.
Notice Regarding the Availability of Proxy Materials for the
Annual Meeting
Unless you previously elected to receive paper copies of our proxy materials, we are sending our stockholders a Notice that will instruct you on how to access the proxy materials and proxy card to vote your shares by telephone or over the internet. If you would like to receive a paper copy of our proxy materials free of charge, please follow the instructions included in the Notice.
It is anticipated that the Notice will be mailed to stockholders on or before April 1, 2021.
Ballot Items
Stockholders are being asked to vote on the following proposals at the Annual Meeting.
Proposals		Board Recommendation	See Page
1	Election of 11 directors	FOR each director nominee	7
2	Approval, on an advisory basis (non-binding), of the compensation of the Company’s named executive officers	FOR	36
3	Approval of the Amended and Restated PacWest Bancorp 2017 Stock Incentive Plan	FOR	68
4	Ratification of the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2021	FOR	77

2  |  PACWEST BANCORP  2021 PROXY STATEMENT

Director Nominees
See page 8 for more information.
Snapshot of the Board and Director Nominees

## BOARD ATTRIBUTES

Independence
90.9%
1
10
Gender/
Ethnic Diversity
22.2%
2
9
Financial Expertise
100%
of Audit
Committee
5
Age
70s
50s
4
3
average
64.6
years
4
60s
Tenure
20+ years
3
average
12.4
years
5
3
10-19
years
<10
years

## BOARD RECRUITMENT

**2016**
1 new director added
- Tanya M. Acker

**2017**
1 new director added
- Mark T. Yung

**2019**
1 new director added
- Arnold W. Messer

**2021**
1 new director added
- Paul W. Taylor

PACWEST BANCORP  2021 PROXY STATEMENT  |  3

The following table provides summary information about each director nominee:

4  |  PACWEST BANCORP  2021 PROXY STATEMENT

Corporate Governance Highlights
See page 25 for more information.
PacWest is committed to maintaining strong governance practices, and the Board regularly reviews its governance procedures to ensure compliance with laws, rules and regulations.
Our website at www.pacwestbancorp.com includes important information about our policies and Board committee charters, including the Company’s Corporate
Governance Guidelines (the “Guidelines”), our Code of Business Conduct and Ethics and certain Company U.S. Securities and Exchange Commission (“SEC”) filings and press releases. Examples of our corporate governance practices are set forth in the Corporate Governance section of this Proxy Statement, and certain of our governance practices are highlighted below.

Stockholder Engagement
We solicited stockholder input on a number of Company matters, including corporate strategy, social responsibility, corporate governance and executive compensation matters to ensure that our actions are informed by the viewpoints of our stockholders.
As a result of these conversations, we made certain governance enhancements over the years to address feedback we received, including the following:
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Annual review of director skill sets and experience

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Focus on Board composition, recruitment, refreshment, succession planning and enhanced diversity Proxy Statement disclosures

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Enhanced Cybersecurity, Social Responsibility and Human Capital Management Proxy Statement disclosures

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Added Proxy Statement disclosures with respect to the COVID-19 pandemic impact and our response

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Continued stockholder outreach

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Enhanced Proxy Statement disclosures to more clearly articulate compensation and corporate governance practices

At our 2020 Annual Meeting, the majority of our investors―approximately 81.49% of the total votes cast on the advisory vote on executive compensation, say on pay―continued to support the design of our executive compensation program. Subsequent to the meeting, we reached out to stockholders to discuss matters specific to our executive compensation program, including how pay aligns with the Company’s performance. We were able to engage in substantive discussions with stockholders on these topics. These discussions were in addition to our regular stockholder engagement activities that occur throughout the year.
Stockholders are urged to read the Compensation Discussion and Analysis (“CD&A”) section and other information in this Proxy Statement to better understand how the Company’s executive compensation program engages and aligns with the Company’s short- and long-term performance and creates long-term stockholder value.

PACWEST BANCORP  2021 PROXY STATEMENT  |  5

Compensation Matters―Executive Summary
See page 43 for more information.
The CD&A provides information about our executive compensation philosophy and objectives and the process governing our named executive officers’ (“NEOs”) 2020 total compensation. The Company’s compensation disclosures in this Proxy Statement include the following NEOs: the Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), and the three highest paid other executive officers. We assess executive officer performance by analyzing specific, achieved Company financial goals. The Company’s executive compensation program balances short- and long-term Company performance with stockholder value creation. In addition, the compensation program provides incentives needed to attract, reward, motivate and retain key executives who are critical to executing the Company’s strategy for long-term success.
We align executive compensation to the success of the Company and the interests of our stockholders by making annual cash incentive payments to executive officers based on Company achievement of pre-established measures that are directly tied to Company performance as detailed in our CD&A.
Executive officers are only entitled to annual cash incentive payments if Company financial performance is achieved with respect to specified performance requirements.
In addition, the Company’s long-term incentive compensation plan ties a meaningful portion of executive officer compensation to Company performance. Specifically, 50% of an executive officer’s long-term incentive compensation is granted in the form of performance-based restricted stock units (“PRSUs”) that vest only upon the attainment of key Company financial performance metrics measured over a three-year period. The other 50% of an executive officer’s long-term incentive compensation is time-based restricted stock awards (“TRSAs”) that vest ratably over four years. The Company believes this long-term incentive compensation grant structure appropriately aligns Company performance with stockholder interests.
Details of our executive compensation philosophy, objectives, process and decisions can be found under the CD&A section of this Proxy Statement.

6  |  PACWEST BANCORP  2021 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS
Proposal 1 — Election of Directors
The Board is currently composed of 14 directors, of which 13 directors were elected at the 2020 Annual Meeting. The Compensation, Nominating and Governance Committee (the “CNG Committee”) recommended, and the Board approved, 11 director nominees for election to serve as directors of the Company until the 2022 Annual Meeting or until their successors are duly elected and qualified. All director nominees are current directors. The Board may fill one or more of the vacancies following the 2021 Annual Meeting and may determine to reduce the size of the Board to eliminate all or a portion of such vacancies.
In an uncontested election, a director must be elected by a majority of the votes cast with respect to him or her (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee). In a contested election (a situation in which the number of nominees exceeds the number of directors to be elected), the standard for election of directors will be a plurality of the votes cast such that the nominees receiving the greatest number of votes “for” will be elected as directors without regard to the number of shares voted “against” such nominee.
A director who does not receive a majority of the votes cast in an uncontested election must tender his or her resignation to the Board. The CNG Committee will consider the resignation and make a recommendation to the Board whether to accept or reject the resignation or whether other action should be taken. The Board will act on the CNG Committee’s recommendation and publicly disclose its decision and the rationale within 90 days from the date the election results are certified. A director who failed to receive a majority of the votes cast will not participate in the Board’s decision.
With respect to the election of directors, absent any specific instruction in the proxies solicited by the Board, the proxies will be voted in the sole discretion of the proxy holders to effect the election of all 11 of the Board’s nominees. In the event that any of the Board’s nominees are unable to serve as directors, it is intended that each proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board. The Company has no reason to believe that any of the nominees will be unable to serve as directors.

The PacWest Board of Directors recommends a vote FOR all of the nominees listed below.

PACWEST BANCORP  2021 PROXY STATEMENT  |  7

Director Nominees
The skills, qualities, attributes and experience of the members of the Board provide the Company with a diverse range of perspectives to effectively address the Company’s strategic objectives and represent our stockholders’ best interests.
The biographies below describe the skills, qualities, attributes and experience of the Board nominees.

COMMITTEES • Risk	Tanya M. Acker	Age 50 Independent Director

BACKGROUND
Ms. Acker is a Director of PacWest Bancorp and Pacific Western Bank and is a member of their respective Risk Committees. Ms. Acker is an attorney and arbitrator who has served as one of three judges on a syndicated television court program since 2014. Ms. Acker has served on the Board of Trustees of the Pacific Battleship Center, a nonprofit organization that operates the Battleship IOWA museum (and now the National Museum of the Surface Navy) since 2015 and also serves on the Board of Directors and as Chair of the Awards Committee. Ms. Acker has served on the board of Public Counsel, an organization that provides free legal services since 2008 and she is currently Board Secretary as well as a member of the Douglas Dinner, Executive, Board Development and Compensation Committees. Ms. Acker has served as a director and member of the Executive Committee and previously served as legal counsel for the Western Los Angeles County Council of the Boy Scouts of America since 2013. Ms. Acker serves on the National Executive Board of the Boy Scouts of America where she sits on the Diversity and Inclusion Committee. Ms. Acker has served as a trustee of the Boy Scouts of America Foundation since 2018. Ms. Acker has served as a director of the Western Justice Center, a nonprofit organization that promotes alternative dispute resolution since 2011 and she is a member of the Executive Committee. Ms. Acker is also the owner, president and chief executive officer of Free Eagle Ventures, Inc., a California loan out company. Ms. Acker operated her own private law practice from 2005 until 2013, after which she joined the firm Goldberg, Lowenstein and Weatherwax. From March 2017 to November 2019, Ms. Acker served as a director of Rainbow Services, a nonprofit organization that provides assistance to victims of domestic violence.

MS. ACKER’S BOARD QUALIFICATIONS
	Business operations	Risk management
	Legal and regulatory	Strategic planning
Public company board service

8  |  PACWEST BANCORP  2021 PROXY STATEMENT

COMMITTEES • ALM • Audit • CNG • Executive	Paul R. Burke	Age 58 Independent Director

BACKGROUND
Mr. Burke is a Director of PacWest Bancorp and Pacific Western Bank and is the Chairperson of their respective ALM Committees and a member of each of their respective Audit, CNG and Executive Committees. Mr. Burke is an officer and director of Northaven Management, Inc., a privately owned investment management firm that he co-founded in 1995 that focuses exclusively on equity investments in the financial services industry. Mr. Burke is also managing director and serves on the board of directors for Kilowatt Labs, Inc., a company that designs, manufactures and sells energy storage and power management solutions. From 2009 to January 2021, Mr. Burke served as a director of Optisure Risk Holdings, Inc., a private insurance brokerage firm where he previously served as its chairman, president, and acting chief executive officer. Mr. Burke served as director of Square 1 Financial, Inc., a publicly traded financial services company that the Company acquired on October 6, 2015, where he served as chairman of the Compensation Committee and as a member of the Audit, Asset Liability and various other Committees from 2010 to 2015. He also served as a director of Square 1 Bank from 2012 until 2015. Mr. Burke served as a director of Eastern Insurance Holdings, Inc., a publicly traded property and casualty insurer, from 2001 to 2014, where he chaired the Audit Committee and served as a member of various other committees.

MR. BURKE’S BOARD QUALIFICATIONS
	Audit and financial reporting	Legal and regulatory
	Business operations	Mergers and acquisitions
	Corporate and investment banking	Public company board service
	Financial services industry	Risk management
	Leadership of highly regulated business	Strategic planning

PACWEST BANCORP  2021 PROXY STATEMENT  |  9

COMMITTEES • Audit • Executive • Risk	Craig A. Carlson	Age 70 Independent Director

BACKGROUND
Mr. Carlson is a Director of PacWest Bancorp and Pacific Western Bank and is the Chairperson of their respective Risk Committees and a member of each of their respective Audit and Executive Committees. Mr. Carlson is currently a self-employed, financial institution and regulatory consultant and California real estate broker. He was formerly a bank regulator for 36 years and has over 26 years of experience supervising a bank examination staff of over 125 individuals. Mr. Carlson was senior deputy commissioner and chief examiner of the Banking Program for the California Department of Financial Institutions (“DFI”), currently known as the California Department of Financial Protection and Innovation from March 2007 until his retirement in June 2010. In this position, he was responsible for the supervision and regulation of all state chartered commercial and industrial banks as well as other institutions and he served as a key advisor to the Commissioner of the DFI. Previously, he held positions for the DFI as senior deputy commissioner and deputy commissioner for the San Diego/Orange County Region for the DFI. Mr. Carlson was a faculty member of the California Banking School and was a member of the Conference of State Bank Supervisors where he had served as a member of its accreditation review team.

MR. CARLSON’S BOARD QUALIFICATIONS
	Audit and financial reporting	Financial services industry
	Business operations	Legal and regulatory
	Corporate and investment banking	Risk management

10  |  PACWEST BANCORP  2021 PROXY STATEMENT

COMMITTEES • Executive	John M. Eggemeyer, III	Age 75 Chairman of the Board Independent Director

BACKGROUND
Mr. Eggemeyer is Chairman of the Board of PacWest Bancorp, a position he has held since 2000 when the Company was founded. Mr. Eggemeyer is also a Director of Pacific Western Bank and is the Chairperson of their respective Executive Committees. Mr. Eggemeyer has been an investor, executive and financial advisor in the field of commercial banking for over 40 years. Mr. Eggemeyer is founder and managing principal of Castle Creek Capital LLC, a private equity firm founded in 1990 that specializes in the financial services industry. Mr. Eggemeyer is a Board member of The Bancorp, Inc. and currently serves on its Risk Committee. Since August 2019, Mr. Eggemeyer has served as a Director of Northpointe Bancshares, Inc. and Northpointe Bank. Mr. Eggemeyer currently serves as a trustee of Northwestern University where he serves on the Finance Committee and Investment Committee. Mr. Eggemeyer served as a director of Guaranty Bancorp from 2004 until 2018 and Heritage Commerce Corp. from August 2010 to December 2016.

MR. EGGEMEYER’S BOARD QUALIFICATIONS
	Audit and financial reporting	Legal and regulatory
	Business operations	Mergers and acquisitions
	Corporate and investment banking	Public company board service
	Financial services industry	Risk management
	Leadership of highly regulated business	Strategic planning

PACWEST BANCORP  2021 PROXY STATEMENT  |  11

COMMITTEES • Audit • CNG • Executive	C. William Hosler	Age 57 Lead Independent Director

BACKGROUND
Mr. Hosler is the Lead Independent Director of the Board of PacWest Bancorp, a Director of Pacific Western Bank and is a member of each of their respective Audit, CNG and Executive Committees. Mr. Hosler is the chief financial officer and member of the board of directors of Catellus Acquisition Company, LLC, a commercial real estate property ownership, management and development company. Mr. Hosler also serves as a director of Fantex, Inc., a Delaware brand building company, where he chairs the Audit Committee. Mr. Hosler also serves as a director and president of the Claremont Country Club. Mr. Hosler also serves as chair of the City of Piedmont Budget Advisory and Financial Planning Committee. Mr. Hosler served as a director of CapitalSource Inc. from 2007 until 2014. Mr. Hosler previously served on the board of directors, Audit Committee and Corporate Governance and Nominating Committee of Parkway Properties, Inc., a self-administered, real estate investment trust.

MR. HOSLER’S BOARD QUALIFICATIONS
	Audit and financial reporting	Legal and regulatory
	Business operations	Mergers and acquisitions
	Corporate and investment banking	Public company board service
	Financial services industry	Risk management
	Leadership of highly regulated business	Strategic planning

12  |  PACWEST BANCORP  2021 PROXY STATEMENT

COMMITTEES • ALM • Audit • Executive • Risk	Susan E. Lester	Age: 64 Independent Director

BACKGROUND
Ms. Lester is a Director of PacWest Bancorp and Pacific Western Bank and is the Chairperson of their respective Audit Committees and member of each of their respective Audit, Risk and Executive Committees.Since 2016, Ms. Lester has served as a public director for The Options Clearing Corporation, an equity derivatives clearing organization, where she chairs the Audit Committee and is a member of the Governance and Nominating Committee and Regulatory Committee. Ms. Lester is also the Francis Parker School Board of Trustees Chair and is a member of the Compensation Committee. Previously, Ms. Lester served as the Francis Parker School’s chair of the Finance Committee. Ms. Lester served as a director of Arctic Cat, Inc., a publicly traded company, from 2004 to March 2017 where she chaired the Audit Committee and was a member of the Governance Committee. Ms. Lester served as a director of Lender Processing Services, Inc. from December 2010 until January 2014, where she was a member of the Audit, Governance and Risk and Compliance Committees. Ms. Lester is a former trustee and treasurer of Hazeltine National Golf Club and a former chair of the Board of Trustees of the College of St. Benedict.

MS. LESTER’S BOARD QUALIFICATIONS
	Audit and financial reporting	Legal and regulatory
	Business operations	Mergers and acquisitions
	Corporate and investment banking	Public company board service
	Financial services industry	Risk management
	Leadership of highly regulated business	Strategic planning

PACWEST BANCORP  2021 PROXY STATEMENT  |  13

COMMITTEES • Audit • CNG • Risk	Roger H. Molvar	Age 65 Independent Director

BACKGROUND
Mr. Molvar is a Director of PacWest Bancorp and Pacific Western Bank and is a member of each of their respective Audit, CNG and Risk Committees. Mr. Molvar is currently a private investor. Mr. Molvar has served on the board of directors of First Financial Northwest, Inc., First Financial Northwest Bank and First Financial Diversified Corporation (collectively, “First Financial”) since 2015 and he served as the chairman of the board of all three First Financial entities from 2017 until 2019. As a board member of First Financial, Mr. Molvar is a member of the Compensation and Awards Committee, chairs the ALCO Committee and is a member of the Director Loan Committee. Mr. Molvar served as a director of CapitalSource Bank from its formation in 2008 until its merger with Pacific Western Bank in 2014 and he previously served as a director and a member of the Audit Committee of Farmers and Merchants Bank of Long Beach, California.

MR. MOLVAR’S BOARD QUALIFICATIONS
	Audit and financial reporting	Legal and regulatory
	Business operations	Mergers and acquisitions
	Corporate and investment banking	Public company board service
	Financial services industry	Risk management
	Leadership of highly regulated business	Strategic planning

14  |  PACWEST BANCORP  2021 PROXY STATEMENT

COMMITTEES • ALM • Risk	Daniel B. Platt	Age 74 Independent Director

BACKGROUND
Mr. Platt is a Director of PacWest Bancorp and Pacific Western Bank and is a member of each of their respective ALM and Risk Committees. Mr. Platt is a former executive vice president of the Company and he oversaw the Special Assets Group of Pacific Western Bank from November 2009 until his retirement in April 2014. Mr. Platt served as a director of Pacific Western Bank from November 2009 until April 2014. Mr. Platt serves as a director for a number of charitable organizations including: (i) A Step Beyond where he previously served as chairman and treasurer, (ii) The Barnabus Group where he also serves as treasurer and (iii) the Rancho Santa Fe Foundation where he serves as treasurer and chairman of the Finance Committee and is a member of the Executive Committee.

MR. PLATT’S BOARD QUALIFICATIONS
	Audit and financial reporting	Legal and regulatory
	Business operations	Mergers and acquisitions
	Corporate and investment banking	Public company board service
	Financial services industry	Risk management
	Leadership of highly regulated business	Strategic planning

PACWEST BANCORP  2021 PROXY STATEMENT  |  15

COMMITTEES • CNG • Executive	Robert A. Stine	Age 74 Independent Director

BACKGROUND
Mr. Stine is a Director of PacWest Bancorp and Pacific Western Bank and is the Chairperson of their respective CNG Committees and a member of their respective Executive Committees. Mr. Stine has served as a director of Bolthouse Properties, LLC, a privately held real estate development and land management company based in Kern County, California since 2015. Mr. Stine is also a director of Rancho Santa Fe Foundation where he chairs the Compensation Committee and is a member of the Executive Committee. Mr. Stine is the former president and chief executive officer of Tejon Ranch Co., a publicly traded real estate development and agri-business company, which positions he held from May 1996 until his retirement in December 2013. Mr. Stine also served as a director of Tejon Ranch Co. from 1996 until May 2015. He was also a founding director of Valley Republic Bank, a community bank located in Kern County, California, a position he held from 2008 until May 2015.

MR. STINE’S BOARD QUALIFICATIONS
	Audit and financial reporting	Legal and regulatory
	Business operations	Mergers and acquisitions
	Corporate and investment banking	Public company board service
	Financial services industry	Risk management
	Leadership of highly regulated business	Strategic planning

16  |  PACWEST BANCORP  2021 PROXY STATEMENT

COMMITTEES • None	Paul W. Taylor	Age 60 Independent Director

BACKGROUND
Mr. Taylor is a Director of PacWest Bancorp and Pacific Western Bank. From May 2019 until June 2020, Mr. Taylor was CEO, President and Director of Opus Bank, a California-chartered bank, which subsequently merged into Pacific Premier Bank, a California-chartered bank. From February 2011 until December 2018, Mr. Taylor was the CEO, President and Director of Guaranty Bancorp, where he served on the Corporate Risk Committee. Mr. Taylor also was the Chief Executive Officer and Chairman of the Board of Guaranty Bank and Trust Company, a banking subsidiary of Guaranty Bancorp. Prior to becoming CEO and President of Guaranty Bancorp, Mr. Taylor held various positions including Executive Vice President, Chief Financial and Operating Officer and Secretary of Guaranty Bancorp.

MR. TAYLOR’S BOARD QUALIFICATIONS
	Audit and financial reporting	Legal and regulatory
	Business operations	Mergers and acquisitions
	Corporate and investment banking	Public company board service
	Financial services industry	Risk management
	Leadership of highly regulated business	Strategic planning

PACWEST BANCORP  2021 PROXY STATEMENT  |  17

COMMITTEES • ALM • Executive • Risk	Matthew P. Wagner	Age 64 Director

BACKGROUND
Mr. Wagner is a Director of PacWest Bancorp and Chairman of the Board of Pacific Western Bank and is a member of each of their respective ALM, Risk and Executive Committees. Mr. Wagner has been the President and CEO of PacWest Bancorp and Pacific Western Bank since 2000.

MR. WAGNER’S BOARD QUALIFICATIONS
	Audit and financial reporting	Legal and regulatory
	Business operations	Mergers and acquisitions
	Corporate and investment banking	Public company board service
	Financial services industry	Risk management
	Leadership of highly regulated business	Strategic planning

18  |  PACWEST BANCORP  2021 PROXY STATEMENT

Director Skill Competencies
Our Board members represent a mix of experience, tenure, diversity, leadership, skills and qualifications in areas of importance to our Company. The CNG Committee believes the following director qualifications are the most important to oversee the interests of our Company.
Background or Proficiency	Importance
Audit and financial reporting	A background or proficiency in audit matters and financial reporting with respect to a publicly-traded financial institution is important to the operations of our business.
Business operations	A background or proficiency in the management of a business, including its operations and strategic pursuits.
Corporate and investment banking	A background or proficiency in connection with banking, borrowing and lending as well as investment banking activities is important to our continued success.
Financial services industry	A background or proficiency in the financial services industries, notably public company commercial banking is critical in our economic environment.
Leadership of highly regulated business	A background or proficiency with respect to our highly regulated industry, including commercial banking is important to successfully operate our organization.
Legal and regulatory	A background or proficiency in legal and regulatory matters associated with a financial institution is necessary.
Mergers and acquisitions	A background or proficiency with respect to banking, mergers and acquisitions, capital market transactions and long-term strategic planning is of utmost importance.
Public company board service	A background or proficiency as a board member of a public company board, notably of a highly regulated financial institution, brings a viewpoint that is indispensable.
Risk management	A background or proficiency in risk management of a public company, including acting in response to organization risks is vital.
Strategic planning	A background or proficiency with respect to the strategic direction of a public company, including future growth opportunities is essential.

PACWEST BANCORP  2021 PROXY STATEMENT  |  19

Board Committees and Meetings
The CNG Committee regularly considers the composition of our Board to ensure there is a proper combination of skills and viewpoints.
During 2020, the Board met seventeen times. The independent directors met five times in executive session during 2020, and Mr. Hosler, the Lead Independent Director, presided over these sessions. In 2020, each director attended at least 75% of the meetings of the Board and the committees on which he or she served.
Directors are encouraged, but not required, to attend the Annual Meeting. 12 directors attended the virtual 2020 Annual Meeting. The Company assists in making arrangements for directors that attend the Annual Meeting and reimburses directors for reasonable expenses in connection with attendance.

MEMBERS
•
Paul R. Burke

•
Susan E. Lester

•
Daniel B. Platt

•
Matthew P. Wagner

A copy of our ALM Committee charter, last approved by the Board in February 2021, may be obtained on the Company’s website at www.pacwestbancorp. com under the section titled Corporate Governance.
Asset/Liability Management Committee	Meetings in 2020: 4

OVERVIEW
The Asset/Liability Management (“ALM”) Committee (the “ALM Committee”) monitors the asset and liability strategies of the Company to ensure compliance with all applicable regulatory and reporting requirements and Company policies. The ALM Committee’s objectives are:
(i)
to manage balance sheet and off-balance sheet assets and liabilities in an effort to maximize the spread between interest earned on our interest-earning assets and interest paid on our interest-bearing liabilities;

(ii)
to maintain acceptable levels of interest rate risk; and

(iii)
to ensure that the Company has the ability to pay liabilities as they come due and fund continued asset growth.

ALM activities are typically discussed monthly by the executive management members responsible for managing ALM activities.

KEY RESPONSIBILITIES
The responsibilities of the ALM Committee include, among other things:
•
approving, on an annual basis, any asset liability management policies the ALM Committee deems appropriate or are required to be approved by applicable law or regulation;

•
reviewing the results of the interest rate risk and liquidity monitoring and reporting system, including performance relative to established policy limits, risk categories and operating targets (as set forth in the Company’s Risk Appetite Statement (“RAS”));

•
reviewing liquidity stress test results;

•
monitoring performance of the Company’s investment portfolio and strategies including portfolio activity, unrealized gains and losses, portfolio yield, duration and total return, and credit quality (including Municipal portfolio surveillance); and

•
reviewing the status of the Company’s derivatives and hedge positions.

20  |  PACWEST BANCORP  2021 PROXY STATEMENT

MEMBERS
•
Susan E. Lester

•
Paul R. Burke

•
Craig A. Carlson

•
C. William Hosler

•
Roger H. Molvar

All members of the Audit Committee are independent.

The Board determined that all of the nominees to the Audit Committee are financially literate. In addition, each member is qualified as an audit committee financial expert with accounting or related financial management expertise, in each case in accordance with the SEC rules and the Nasdaq listing standards.
A copy of our Audit Committee charter, last approved by the Board in February 2021, is available on our website at
www.pacwestbancorp.
com under the section titled Corporate Governance.
Audit Committee	Meetings in 2020: 14

OVERVIEW
The Audit Committee assists the Board in its oversight responsibilities for:
(i)
the quality and integrity of the Company’s financial statements;

(ii)
the Company’s compliance with legal and regulatory requirements;

(iii)
the independent auditors’ qualifications and independence;

(iv)
the performance of the independent auditors and the Company’s internal audit function; and

(v)
in conjunction with the Company’s Risk Committee, the Company’s risk management functions.

KEY RESPONSIBILITIES
The responsibilities of the Audit Committee include, among other things:
•
With respect to the independent auditors:

(i)
to be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding accounting and financial reporting matters);

(ii)
to be directly responsible for the appointment, compensation, retention and oversight of the work of any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review, or attestation services; and

(iii)
to pre-approve, or to adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors.

•
With respect to the internal audit function:

(i)
in conjunction with the Company’s Chief Audit Executive (“CAE”) to select, engage, oversee and retain any firms used in a co-sourcing capacity as part of the Company’s internal audit function, and to review and evaluate qualifications, performance and independence of the members of the internal audit function (whether out-sourced or performed in-house); and

(ii)
to review reports from the internal audit department regarding internal controls and procedures, the Company’s financial controls, accounting system, operational controls and procedures, regulatory and legal compliance and changes to the Company’s policy and procedures manuals.

•
With respect to accounting principles and policies, financial reporting and internal control over financial reporting:

(i)
to review from management, the internal audit department and the independent auditors a timely analysis of significant issues and practices relating to accounting principles and policies, financial reporting and internal control over financial reporting; and

(ii)
to consider any reports or communications (and management’s and/or the internal audit departments responses thereto) submitted to the Audit Committee by the independent auditors required or referred to in applicable standards, including reports and communications related to the overall audit strategy, including the timing of the audit, significant risks the independent auditors identified, and significant changes to the planned audit strategy or identified risks.

•
With respect to meeting with management;

(i)
to discuss the scope of the annual audit; and

(ii)
to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, the CAE or the independent auditors relating to the Company’s financial statements.

•
With respect to Environmental, Social and Governance (“ESG”) matters and/or any reporting, to oversee and receive a report from management’s ESG Committee on a periodic basis outlining the activities of the ESG Committee, any information being reported externally (i.e. website, proxy statement or corporate social responsibility report) and/or any initiatives for which the Board should be aware.

•
With respect to reporting and recommendations:

(i)
to review, approve and oversee any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) on an ongoing basis, in accordance with the Company’s Related-Party Transactions Policy;

(ii)
to review with management disclosures contained in press releases and financial statement filings with the SEC; and

(iii)
to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the SEC to be included in the Company’s annual proxy statement.

Our independent auditors, KPMG LLP,have extensive, long-term knowledge of the Company and the banking industry.

PACWEST BANCORP  2021 PROXY STATEMENT  |  21

MEMBERS
•
Robert A. Stine

•
Paul R. Burke

•
C. William Hosler

•
Roger H. Molvar

All members of the CNG Committee are independent.

A copy of our CNG Committee charter, last approved by the Board in February 2021, may be obtained on the Company’s website at
www.pacwestbancorp.
com under the section titled Corporate Governance.
Compensation, Nominating and Governance Committee	Meetings in 2020: 15

OVERVIEW
The CNG Committee’s objectives are:
(i)
to review, approve and make recommendations to the Board on matters concerning the compensation and benefits, including equity compensation, of the Company’s executive officers, directors and employees; and

(ii)
to ensure that the Company’s compensation programs are competitive and aligned with our stockholders’ long-term interests.

KEY RESPONSIBILITIES
The responsibilities of the CNG Committee include, among other things:
•
reviewing and approving corporate goals and objectives relevant to the compensation of the CEO, evaluating the performance of the CEO in light of those goals and objectives and recommending to the Board for determination, the CEO’s compensation level;

•
determining the compensation of all other executive officers of the Company;

•
approving any new equity compensation plan or any material change to an existing plan where stockholder approval has not been obtained;

•
making recommendations to the Board with respect to the Company’s incentive compensation plans and equity-based plans and the Company’s 401(k) plan(s) or other employee benefit plans, including overseeing the activities of the individuals and committees responsible for administering these plans and discharging any responsibilities imposed on the Committee by any of these plans;

•
approving the annual performance measures, performance targets, performance weights, achievement levels and award opportunities under the Company’s Executive Incentive Plan;

•
reviewing, at least annually, all components of CEO and executive officer compensation, including perquisites; and

•
with respect to equity based compensation, approving grants of equity based awards to eligible employees.

The CNG Committee assists the Board in promoting the best interests of the Company and its stockholders through the implementation of sound corporate governance principles and practices, which helps to frame our organization-wide risk management policies, including oversight of the Company’s Stock Ownership and Clawback Policy.

22  |  PACWEST BANCORP  2021 PROXY STATEMENT

MEMBERS
•
John M. Eggemeyer, III

•
•
Paul R. Burke

•
Craig A. Carlson

•
C. William Hosler

•
Susan E. Lester

•
Robert A. Stine

•
Matthew P. Wagner

A copy of our Executive Committee charter, last approved by the Board in February 2021, may be obtained on the Company’s website at www.pacwestbancorp.com under the section titled Corporate Governance.
Executive Committee	Meetings in 2020: 0

OVERVIEW
The primary purpose of the Executive Committee is to meet when it is impractical for the full Board to meet and act on behalf of the Board, subject to such limitations as the Board, the Executive Committee charter and applicable law may impose.
In addition, the Executive Committee is a forum to review other significant matters, including strategic opportunities, not addressed by the other Board committees and to make appropriate recommendations to the Board.

PACWEST BANCORP  2021 PROXY STATEMENT  |  23

MEMBERS
•
Craig A. Carlson

•
Tanya M. Acker

•
Susan E. Lester

•
Roger H. Molvar

•
Daniel B. Platt

•
Matthew P. Wagner

A copy of our Risk Committee charter, last approved by the Board in February 2021, may be obtained on the Company’s website at
www.pacwestbancorp.
com under the section titled Corporate Governance.
Risk Committee	Meetings in 2020: 6

OVERVIEW
The Risk Committee approves and periodically reviews the Company’s risk management policies and oversees the implementation of the Company’s enterprise-wide risk management framework, including the strategies, policies, procedures, assessments and systems established and maintained by management to identify, assess, measure and manage the Company’s material risks.

The Risk Committee assists the Board and its other committees that oversee specific risk-related issues and serves as a resource to management, including:
•
management’s Enterprise Risk Management Steering Committee by overseeing risk across the entire Company and by enhancing the Board’s understanding of the Company’s overall risk tolerance and enterprise-wide risk management activities and their effectiveness;

•
coordinating with the Audit Committee for review of the Company’s financial and operational risks, corporate-wide compliance and other areas of Audit Committee responsibility; and

•
coordinating with the CNG Committee for review of compensation-related risks.

KEY RESPONSIBILITIES
The responsibilities of the Risk Committee include, among other things:
•
overseeing management’s implementation of a risk management framework that is commensurate with the Company’s structure, risk profile, complexity, activities and size, including the development and implementation of effective policies, processes and procedures designed to ensure that risks are properly controlled, quantified and within the Company’s risk appetite and associated risk tolerances;

•
at least annually, reviewing and recommending to the Board for approval the Company’s RAS;

•
on a quarterly basis, reviewing and approving the Company’s Risk Dashboard, including the limits and tolerance ranges within it; and

•
receiving reports from management, including the Chief Risk Officer (“CRO”) (at least quarterly), the Chief Credit Officer (“CCO”) and the CFO and, if appropriate, other Board committees, regarding matters relating to risk management and/or the Company’s risk and compliance organization, including relevant emerging risks and other selected risk topics and/or risk issues.

The Company’s CRO, CCO and CFO report on a quarterly basis to the Risk Committee, or more frequently as needed, regarding areas within their supervision that pertain to the Company’s risk profile. The Risk Committee also receives reports from the Company’s external credit review consultants.

24  |  PACWEST BANCORP  2021 PROXY STATEMENT

Corporate Governance
Governance Framework
The Company has a robust governance framework, and we have adopted the following corporate governance best practices:
Board Practices

Board recruitment and refreshment, succession planning and diversity and inclusion efforts

Majority vote standard for the election of directors in uncontested elections

Independent lead director

Majority independent directors

All committees chaired by independent directors

Separate Chairman and CEO

Regular executive sessions of independent directors

Director continuing education program

Risk oversight by the Board and committees

Annual Board and committee self-assessments and evaluations

Annual review of director skills and experience

Annual Board review of executive and senior management succession plans

All directors attended at least 75% of 2020 meetings

Stockholder Rights
Annual “say-on-pay” advisory vote Annual election of directors No stockholder rights plan (“poison pill”) Active stockholder engagement program
Other Governance Best Practices

Anti-hedging and anti-pledging policy

Stock ownership guidelines for all directors and executive officers

Clawback provisions for executive incentive compensation

No change of control tax gross-up payments

Related-Party Transactions Policy

Board Leadership Structure
Each year, the Board evaluates the Company’s Board leadership structure to ensure that it remains an appropriate structure for our Company and stockholders. Our current structure provides for separate roles of the Chairman of the Board (“Chairman”) and CEO, a lead independent director (“Lead Independent Director”), and all committees are chaired by independent directors. We believe this structure provides for open communication between the Board and management and provides the oversight and safeguards necessary to operate our business successfully
. Board Leadership Structure
• Chairman of the Board: John M. Eggemeyer, III
• CEO: Matthew P. Wagner
• Lead Independent Director: C. William Hosler
• All Committees chaired by independent directors
In Mr. Eggemeyer’s role as Chairman, he has responsibility for, among other things:
•
Chairing meetings of the Board and the annual meeting of stockholders

•
Reviewing and approving Board meeting agendas, meeting schedules and information provided to the Board and ensuring such information is appropriately disseminated

•
Acting as liaison between non-management members of the Board and management

•
Meeting periodically with the CEO for informal discussion concerning material issues involving the Company

•
Providing input to the CNG Committee concerning the performance of the CEO

PACWEST BANCORP  2021 PROXY STATEMENT  |  25

In Mr. Hosler’s role as Lead Independent Director, he has considerable authority and responsibility, including the following:
•
Presiding at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors

•
Serving as a liaison between the Chairman and the independent directors

•
Serving as a member of the Executive Committee

•
Reviewing and approving Board meeting agendas, meeting schedules and information provided to the Board

•
Ensuring that matters of concern or of interest to the independent directors are appropriately scheduled for discussion at Board meetings

•
Calling meetings of the independent directors

•
Being available for consultation and direct communication with stockholders, as appropriate

•
Performing such other duties as the Chairman or the Board may from time to time delegate or request

Director Independence
NASDAQ RULE

In 2020, independent directors comprised a majority of the Board in accordance with the Company’s Guidelines. At least annually, the Board, with the assistance of the CNG Committee, evaluates director independence based on the Nasdaq listing standards and applicable SEC rules and regulations. In February 2021, the Board affirmatively determined, upon the recommendation of the CNG Committee, that each director nominee, with the exception of Mr. Wagner, met the independence requirements of the Nasdaq listing standards and applicable SEC rules and regulations, including the independence requirements for committee membership. In making such determinations, the Board evaluated banking, commercial, service, familial or other transactions involving each director or immediate family member and their related interests, on the one hand, and the Company, on the other hand, if any.
In identifying and recommending director nominees, the CNG Committee places emphasis on the Selection of Directors criteria in our Guidelines, namely:
•
personal qualities and characteristics, accomplishments and reputation in the business community

•
current knowledge and contacts in the communities where the Company does business and in the Company’s industry or other industries relevant to the Company’s business

•
ability and willingness to commit adequate time to Board and committee matters

•
the fit of the skills and personality of director nominees with those of other directors in creating a Board that is effective, collegial and responsive to the needs of the Company
•
diversity of viewpoints, background, experience and other demographics

•
other factors, such as judgment, skill diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board

The CNG Committee does not set specific, minimum qualifications that a director nominee must meet in order for the CNG Committee to recommend the director nominee to the Board. The CNG Committee believes that each director nominee should be evaluated based on his or her individual merits taking into account the needs of the Company and the composition of the Board. The CNG Committee evaluates the composition of the Board, including whether the diversity of the Board members is appropriate to advise the Company on its risks and opportunities, through its annual Board self-evaluation process.
The CNG Committee members may seek input from other Board members in identifying possible director nominee candidates and may, at its discretion, engage one or more search firms to assist in the recruitment of director nominee candidates. The CNG Committee will consider candidates recommended by stockholders against the same criteria as director nominees not proposed by stockholders. Stockholders who wish to submit director nominees for consideration by the CNG Committee for election at the 2022 Annual Meeting should follow the process detailed on page 90.

26  |  PACWEST BANCORP  2021 PROXY STATEMENT

Director Recruitment and Refreshment and Continued Board Service
On January 29, 2021, Mr. Paul Taylor was added to our Board. Mr. Taylor’s extensive experience in the financial services industry, including his leadership positions at a number of financial institutions, assists in strengthening the competency of the Board and the overall interests of our Company.
To further enhance the independence of the Board, the CNG Committee determined that it would not nominate Messrs. Pieczynski or Yung to the 2021 Board.
Our Company’s Guidelines provide that a director who would be age 75 at the time of election shall not stand for election. Mr. Messer, a member of our Board since 2019, will be 75 as of the date of the
2021 Annual Meeting and will not stand for reelection pursuant to the age guideline set forth in the Guidelines.
Our Chairman of the Board, Mr. Eggemeyer, will be 75 as of the date of the 2021 Annual Meeting. Notwithstanding the age guideline set forth in the Guidelines, the Board, as recommended by the CNG Committee, determined that the continued services of Mr. Eggemeyer on the Board was in the best interest of the Company in light of, among other factors, (i) the continuing effects on the Company and its businesses and results of operations due to the COVID-19 pandemic and the related governmental and other responses to the pandemic, (ii) the Company’s recently announced CEO succession arrangement, and (iii) Mr. Eggemeyer’s extensive knowledge and experience with the Company and its businesses and affairs.

Board’s Role in Risk Oversight
We believe that effective risk management is of primary importance to the success of our Company because our business exposes us to risks related to:
•
credit

•
interest rate and price

•
liquidity

•
operations

•
information technology

•
compliance

•
strategy

•
reputation

•
human resources

•
capital

As a result, we have a comprehensive enterprise-wide risk management process that monitors, measures, evaluates and manages these core risks.
Under the Company’s governance structure and applicable law, the Board is ultimately responsible for overseeing the Company’s risk management processes and management’s strategic initiatives. The Company has adopted the three lines of defense risk management model, and the Board has delegated certain oversight responsibilities to its committees. The Board’s risk management oversight is managed through the responsibilities of the following Board standing committees:
•
the Risk Committee

•
the ALM Committee

•
the Audit Committee

•
the CNG Committee

Each of these committees is responsible for monitoring risks within their areas of responsibility as well as Company risks. Each committee reports to the Board and has the responsibility for ensuring that overall risk awareness and risk management is appropriate. Our Risk Appetite Statement establishes the Company’s risk appetite and tolerance for each of our core risk pillars as well as details the policies and procedures for assessing, measuring and controlling these risks. Management has identified several key risk and performance indicators that are tracked quarterly and reported to the Board through a quarterly risk dashboard. Annual risk assessments are performed in all core areas of operations to assess the quantity of inherent risk, the adequacy of controls and resultant residual risk.
The Board engages in regular risk-management discussions with the:
•
CEO

•
CFO

•
Chief Credit Officer

•
Chief Risk Officer

•
Chief Audit Executive

•
Chief Operating Officer (“COO”)

PACWEST BANCORP  2021 PROXY STATEMENT  |  27

•
Executive Vice President, Strategy and Corporate Development

•
Executive Vice President, Human Resources

•
other Company officers as the Board may deem appropriate

As a general matter, except for cases where a particular committee may choose to meet in executive session, all Board members are invited (but not required) to attend the regular meetings of all Board committees. We believe that this open and collaborative structure provides for a more informed Board and helps the Board understand and monitor internal and external risks. The CRO meets with the Risk Committee in Executive Session as needed at each quarterly meeting.
Company management is responsible for day-to-day risk management. The CRO provides the Board, directly, or through the Risk Committee, with regular reports on the operation and effectiveness of the enterprise risk management program, the top and emerging risks to our business and the controls and other mitigating factors utilized to manage those risks. Our Internal Audit, Risk Management, Information Technology, Human Resources, Legal, Credit Administration, Accounting, Finance and Treasury departments, among others, monitor compliance with Company-wide policies and procedures and the day-to-day risk management of the Company. We believe that this approach to risk management adequately addresses the Company risks.

COVID-19 Impact and Response
In response to the COVID-19 pandemic, we implemented significant changes that we determined were in the best interest of our employees, as well as the communities where we operate, and which comply with government regulations. This includes having the vast majority of our non-branch employees work from home, while implementing additional safety measures and paying special bonuses for employees continuing critical on-site work. In addition, we regularly provide to the Board COVID-19 pandemic impact updates and our response to COVID-19 related matters affecting our business and employees. As a result of the COVID-19 pandemic, we routinely review our loan portfolios to assess whether there are any signs of credit deterioration.
For more comprehensive information on the COVID-19 impact and our response to the COVID-19 pandemic see the Recent Events section of our Annual Report on Form 10-K for the year ended December 31, 2020.

Cybersecurity Matters
Protecting the Company’s systems to ensure the safety of our customers’ information is critical to our business. We use multiple layers of protection to control access, detect unusual activity and reduce risk, including conducting a variety of audits and vulnerability and penetration tests on our platforms, systems and applications, and maintain comprehensive incident response plans to minimize potential risk to operations, and reduce the risk that cyber-attacks would be successful. To protect the Company’s business operations against disasters, we have a backup off-site core processing system and comprehensive recovery plans.
Below are details of the Company’s information security program:
•
Active Board engagement in the oversight of the Company’s information security risk management and cybersecurity programs

•
Quarterly Risk Committee updates from the COO with respect to Company information security risk and cybersecurity efforts including, among other things

 –
systems performance and risk profile

 –
system integration plans

 –
business continuity planning

 –
significant technology projects

 –
third-party outsourcing arrangements (including our vendors)

•
Quarterly Information Security Officer Report updates to the Risk Committee that includes an assessment of the Company’s current security updates, cyber statistics and information-technology related emerging risks and trends with respect to current cyber/information security practices

•
Annual independent penetration tests against the Company’s network

•
Annual independent vulnerability scans and Federal Financial Institutions Examination Council Cybersecurity Assessment Tool assessments

•
Participation in the Financial Services Information Sharing and Analysis Center that

28  |  PACWEST BANCORP  2021 PROXY STATEMENT

assists in the sharing of cyber and physical threat, vulnerability and incident information
•
Monitor Federal Bureau of Investigation, Cybersecurity and Infrastructure Security Agency/Department of Homeland Security cybersecurity alerts on a daily basis

•
Internal incident response team responsible for responding to cyber incidents

•
Routine strengthening of our security processes and controls

•
Testing of our Business Continuity/Disaster Recovery program on a regular basis, including independent third-party review and assessments

Social Responsibility
The Company’s business is built on our reputation and the trust and confidence our customers and stockholders place with us. It is essential that the Company uphold the highest standards of integrity, transparency and accountability. Listed below are examples of the Company’s efforts to be a strong corporate citizen while enhancing long-term shareholder value. The information below highlights our impact during 2020.

$3.5M

Charitable giving to non-profits benefiting low-to-moderate-income individuals, communities or small businesses

2,956

Total employee volunteer hours

63%

Percent of loans originated to small businesses with loan amounts of $100,000 or less

390

Tons of paper were recycled, saving the equivalent of 6,551 trees

Community Giving

The Company has a long standing history of supporting local communities by committing financial and volunteer human resources support throughout the state of California and beyond

Corporate Governance and Business Ethics

- The Company's robust and effective governance framework and practices support ethical conduct, sound decision-making and compliance with laws and regulations
- The Company's Code of Business Conduct and Ethics sets forth the rules of employee and director conduct and are key to our success

Sustainability

- Environmental stewardship drives our efforts to implement solutions that reduce the Company's environmental impact while ensuring long-term stockholder value, including among other things:
  - Increasing the number of existing customers who receive their monthly statements electronically
  - Expanding our use of LED lighting in our offices
  - Shredding and recycling paper products
- We take precautions that protect personal and business information as well as adhere to policies to prevent fraud and promote cyber security efforts

PACWEST BANCORP  2021 PROXY STATEMENT  |  29

Human Capital Management
Our business strategy is to operate a client-focused, well-capitalized and profitable nationwide bank dedicated to providing personal service to our business and individual customers. Our employees are our most important assets and they set the foundation for our ability to achieve our strategic objectives. We believe that we have a competitive advantage in the markets we serve because of our long-standing reputation for providing superior, relationship-based customer service. In order to continue to provide the expertise and customer service for which we are known, it is crucial that we continue to attract, retain and develop top talent. To facilitate talent attraction and retention, we strive to make a diverse, inclusive and safe workplace, with opportunities for our employees to grow and advance in their careers, supported by strong compensation, benefits and health and wellness programs.
Oversight and Management

We strive to attract, develop, and retain highly qualified employees for each role in the Company. Working under this principle, our Human Resources Department is tasked with managing employment-related matters, including recruiting and hiring, onboarding and training, compensation planning, diversity and inclusion matters, performance management and professional development. Our Board and Board committees provide oversight on certain human capital matters, including our compensation and benefit programs. As noted in its charter, the CNG Committee is responsible for periodically reviewing employee compensation programs and initiatives to ensure they are competitive and aligned with our stockholders’ long-term interests, including incentives and benefits, as well as our succession planning and strategies. Our Audit Committee works closely with the Risk Committee to monitor current and emerging human capital management risks and to oversee management’s initiatives to mitigate exposure to those risks.
Human Capital Management Objectives

•
To support these objectives, our human resources programs are designed to develop talent to prepare them for critical roles and leadership positions for the future, reward and support employees through competitive pay, benefit, and perquisite programs, enhance the Company’s culture through efforts aimed at making the workplace more engaging and inclusive, acquire talent and facilitate internal talent mobility to create a high-performing, diverse workforce, and evolve and invest in technology, tools and resources to enable employees to effectively and efficiently perform their responsibilities and achieve their full potential.

Some examples of key programs and initiatives that are focused on attracting, developing and retaining our workforce include:
•
Compensation and benefits. The philosophy and objectives underlying our compensation programs are to employ and retain talented employees to ensure we execute on our business goals, drive short- and long-term profitable growth of the Company and create long-term stockholder value. In allocating total compensation, we seek to provide competitive levels of fixed compensation (base salary) and, through annual and long-term incentives, provide for increased total compensation when performance objectives are exceeded and appropriately lower total compensation if performance objectives are not met.

30  |  PACWEST BANCORP  2021 PROXY STATEMENT

WHAT WE DO

•
We provide employee wages that are competitive and consistent with employee positions, skill levels, experience, knowledge and geographic location

•
We engage nationally recognized outside compensation and benefits consulting firms to independently evaluate the effectiveness of our compensation and benefit programs and to provide benchmarking against our peers within the industry

•
Annual increases and incentive compensation are based on merit, which is communicated to employees at the time of hiring and documented through our talent management process as part of our annual review procedures and upon internal transfer and/or promotion

•
All full-time employees are eligible for health insurance (medical, dental & vision), paid and unpaid leave, a 401k plan with Company matching and life and disability/accident coverage. We also offer a variety of voluntary benefits that allow employees to select the options that meet their personal and family needs, including health savings and flexible spending accounts, paid parental leave, public transportation reimbursement, employee assistance programs, personalized wellness programs and a tuition reimbursement program

•
Health, Safety and Wellness. The health, safety and wellness of our employees is fundamentally connected to the success of our business. We provide our employees and their families with access to a variety of flexible, convenient and innovative health and wellness programs to help them improve or maintain their physical and mental well-being. The safety of our employees and customers is paramount. We strive to ensure that all employees feel safe in their respective work environment.

•
Talent Development. We believe that creating an environment which encourages continual learning and development is essential for us to maintain a high level of service and to achieve our goal to have every employee feel that they are a valued member of a successful company. Our employees receive continuing education courses that are relevant to the banking industry and their job function within the Company. We also offer a tuition reimbursement program for courses that are relevant to banking and/or the employee’s job functions. We will also pay the tuition for eligible employees to attend a three-year banking program offered by certain universities. The goal of Talent Management @ PWB is to aspire, attract, engage, develop, and reward the best people to meet ongoing future growth of the Company with a collaborative and innovative culture. Our talent management processes and resources consist of three areas that support the ongoing high performance of all employees: Goal Setting, Performance Management and Professional Development.

PACWEST BANCORP  2021 PROXY STATEMENT  |  31

Diversity and Inclusion

•
We recognize that a diversity of background, experience and perspective adds value and depth to our teams and creates better business results

•
We have a Senior Vice President of Diversity and Inclusion

•
We have a Diversity and Inclusion Advisory Council made up of 21 employee representatives from throughout the Company to advance our diversity and inclusion initiatives

•
We build teams and grow talent that reflect the diversity of the clients and communities we serve

•
We are committed to creating a culture of inclusion — where differences are both appreciated and respected

•
We take pride in providing equal employment opportunities and building a workplace culture where all employees feel supported and respected and have equal access to career and development opportunities without regard to race, religion/creed, color, national origin, age, marital status, ancestry, sex, gender (including pregnancy, childbirth, breastfeeding or related medical conditions), gender identity/expression, sexual orientation, veteran status, physical or mental disability, medical condition, military status or any other characteristic protected by federal, state or local laws

•
We actively support and partner with professional organizations that focus on increasing diversity within these sectors

•
We have a vendor sourcing initiative to provide visibility and access to certified diverse suppliers

•
We have a diverse workforce:

Explore our 2020 Social Responsibility Highlights to learn more about our tangible commitment to community reinvestment, diversity and inclusion, sustainability and corporate governance, at https://www.pacwest.com/about-us/social-responsibility.

Communications with the Board
Stockholders interested in communicating with a director or with the directors as a group, or persons interested in communicating complaints to the Audit Committee concerning accounting, internal controls or auditing matters, may do so by writing:
PacWest Bancorp Attention: Corporate Secretary 9701 Wilshire Boulevard Suite 700 Beverly Hills, California 90212
The Board has adopted a process for handling correspondence received by the Company and addressed to members of the Board. Under that process, the Corporate Secretary of the Company reviews all such correspondence and forwards to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that the Corporate Secretary otherwise determines requires the Board’s attention. Directors may, at any time, review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence.

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Any concerns relating to accounting, internal controls or auditing matters are promptly brought to the attention of the Company’s General Counsel and/or other members of the Company’s management and handled in accordance with procedures established by the
Audit Committee with respect to such matters. These procedures include the ability to post reports anonymously via an internet-based tool or via a toll-free “hot-line” available to employees for purposes of reporting alleged or suspected wrongdoing.

Certain Relationships and Related-Party Transactions
RELATED-PARTY TRANSACTIONS POLICY

The Board-approved Related-Party Transactions Policy governs the approval of a Related Party Transaction (“RPT”) and prohibits a RPT unless they are approved or ratified by the Company’s Audit Committee. A RPT includes any transaction involving:
•
any director or nominee for director of, executive officer of, the Company or any of their Immediate Family Members (each such person, a “Parent Related Person”)

•
any entity for which any Parent Related Person is an executive officer or general partner (each, a “Parent Related Entity”)

•
any person/entity or affiliated group that beneficially owns 5% or more of the outstanding shares of Company common stock or any of their immediate family members (each, a “5% Owner”), and/or

•
Any other entity (A) where one or more Parent Related Persons, Parent Related Entities or 5% Owners individually or in the aggregate (aggregating the interests of all such persons), direct or indirectly, possesses a 10% or greater equity or voting interest, or (B) that is otherwise controlled by any one or more Parent Related Persons, Parent Related Entities or 5% Owners, individually or in the aggregate

These transactions need to be disclosed under Item 404(a) of Regulation S-K promulgated by the SEC. Such transactions do not include, however, indemnification payments or compensation paid to directors and executive officers for their services as directors and executive officers.
Our General Counsel, in consultation with management and outside counsel, analyzes all potential RPTs to determine whether a transaction constitutes a RPT. If a transaction is a RPT, the Audit Committee will review the transaction to determine whether to approve the transaction.
In making its determination, the Audit Committee considers several factors including, but not limited to:
•
Whether the terms of the RPT are fair to the Company and on the same basis as would apply if the transaction did not involve a related party

•
Whether there are business reasons for the Company to enter into the RPT

•
Whether the RPT would impair the independence of an outside director, and

•
Whether the RPT would present an improper conflict of interest for any director or executive officer of the Company, taking into account

 –
the size of the transaction

 –
the overall financial position of the director, executive officer, or other related party

 –
the direct or indirect nature of the director, executive officer, or other related party’s interest in the transaction and

 –
the ongoing nature of any proposed relationship and any other factors the Audit Committee deems relevant

Any member of the Audit Committee who has an interest in a transaction under review must abstain from voting on the RPT, but may, if the Audit Committee chairperson requests, participate in the Audit Committee’s discussion of the transaction.
2020 Related-Party Transactions

In 2020, Pacific Western Bank purchased $25,000,000 of senior debt securities of a bank holding company. Mr. Eggemeyer is a director of the bank holding company and its subsidiary bank, as well as the Managing Member of a fund that owns less than 10% of the outstanding equity of the bank holding company.
In 2020, Pacific Western Bank purchased $15,000,000 of subordinated debt securities of a bank holding company. Mr. Eggemeyer is a Managing Member of a fund that owns approximately 13.5% of the equity of the bank holding company.
In 2020, Pacific Western Bank purchased $5,000,000 of subordinated debt securities of a bank holding

PACWEST BANCORP  2021 PROXY STATEMENT  |  33

company. Mr. Eggemeyer is a Managing Member of a fund that owns approximately 20% of the equity of the bank holding company.
In 2020, Pacific Western Bank purchased $4,500,000 of subordinated debt securities of a bank holding company. Mr. Eggemeyer is a Managing Member of a fund that owns approximately 27.4% of the equity of the bank holding company.
Pacific Western Bank was one of several purchasers of the debt securities in each of the offerings described above.
These purchases were undertaken without any involvement from Mr. Eggemeyer or the respective funds with respect to negotiating the terms of the relevant debt securities, which terms were determined on an arms’ length basis.

Family Relationships
There are no family relationships among any of the directors or executive officers of the Company.
Compensation Committee Interlocks and Insider Participation
During 2020, Messrs. Burke, Hosler, Molvar and Stine served on the CNG Committee. None of these current directors was formerly, or during 2020, an officer or employee of the Company or any of its subsidiaries.
No executive officer of the Company serves on the board of directors of any other company that has one or more executive officers serving as a member of the
CNG Committee. In addition, no executive officer of the Company serves as a member of the compensation committee of the board of any other company that has one or more executive officers serving as a member of the Board or the CNG Committee. No such interlocking relationships existed during 2020.

Stock Ownership Guideline for Non-Employee Directors
Position	Stock Ownership Guideline	Compliance Period
Non-employee directors	5x annual cash retainer	5 years from the later date of May 16, 2016 or joining the Board
In an effort to ensure that the interests of our non-employee directors are aligned with our stockholders, the Company established a non-employee director stock ownership guideline that expects non-employee directors to own shares equal to five times their annual cash retainer. Executive officers, including those serving as directors, are subject to stock ownership guidelines as described in the CD&A.
Non-employee directors are expected to meet this guideline within five years of the later of May 16, 2016 or the date of their election or appointment to the Board. As of the Record Date, other than one director who joined the Board in 2016 and one director who joined the Board in 2021, all of the non-employee director nominees meet the stock ownership guideline for non-employee directors.

Director Compensation
The CNG Committee evaluates director compensation and compares the Company’s director compensation to that offered by peer companies. The CNG Committee recommends to the Board director compensation, and the Board determines director compensation for each fiscal year. The compensation is designed to attract and retain qualified directors and to compensate them for the time and risk associated with being a director. The Company reimburses its directors for reasonable travel, lodging, food and other expenses incurred in connection with their service on the Board and Board committees.
In 2020, the CNG Committee did not increase director cash retainers or annual equity grants. Below is the 2020 non-employee director compensation.

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2020 Non-Employee Director Compensation Table
The table below details all compensation paid to Company non-employee directors who served during 2020:
Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	All Other Compensation ($)	Total ($)
John M. Eggemeyer, III, Chairman	172,000	113,987	8,660(2)	294,647
Tanya M. Acker	86,000	56,985	―	142,985
Paul R. Burke	126,000	56,985	―	182,985
Craig A. Carlson	126,000	56,985	―	182,985
C. William Hosler	126,000	56,985	―	182,985
Susan E. Lester	126,000	56,985	―	182,985
Arnold W. Messer	86,000	56,985	―	142,985
Roger H. Molvar	86,000	56,985	―	142,985
James J. Pieczynski(3)	―	―	―	―
Daniel B. Platt	86,000	56,985	―	142,985
Robert A. Stine	126,000	56,985	―	182,985
Matthew P. Wagner(3)	―	―	―	―
Mark T. Yung(3)	―	―	―	―

(1)
Amounts shown are based on the market value of the underlying stock on the date of grant. For further information, see Note 18. Stock-Based Compensation, to the Company’s audited financial statements for the year ended December 31, 2020 included in the Company’s Annual Report.

(2)
Represents life insurance premiums paid by the Company and personal use of an aircraft flight membership service.

(3)
No compensation received for service on the Board because individual is an employee director.

PACWEST BANCORP  2021 PROXY STATEMENT  |  35

EXECUTIVE COMPENSATION
Proposal 2―Advisory Vote on Executive Compensation
Pursuant to Section 14A of the Exchange Act, we are seeking advisory (non-binding) stockholder approval of the compensation of our named executive officers (“NEOs”).
This proposal gives you as a stockholder the opportunity to endorse or not endorse our NEO pay program through the following resolution:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby Approved.”
Our stockholders approved our 2020 “say-on-pay” vote as a result of our corporate governance program and its alignment with our executive compensation. Our executive compensation corporate governance program includes:
•
Maintaining our proactive stockholder outreach

•
Aligning Company performance with stockholder interests for long-term stockholder value creation

•
Enhancing our Proxy Statement compensation disclosure

•
Enhancing our Proxy Statement disclosures to include cybersecurity, human capital management, social responsibility and COVID-19 impact and response disclosures

•
Clawback of incentive compensation for executives

•
Double-trigger equity awards in the event of a change of control

Over the past several years, we continued to enhance our compensation programs as a result of continued stockholder engagement, including this proposal, commonly known as a “say-on-pay” proposal that gives our stockholders the opportunity to express their views on the compensation of our NEOs. This vote is not intended to address any specific item of compensation, but rather our overall compensation philosophy and objectives with respect to our NEOs. Accordingly, your vote will not directly affect or otherwise limit any existing compensation or award arrangement of any of our NEOs.
As an advisory vote, this proposal is not binding upon the Board or the Company. The CNG Committee, however, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for NEOs. The Board believes that the compensation of the Company’s NEOs is appropriate and should be approved on an advisory basis by the Company’s stockholders as more particularly outlined in Compensation Discussion and Analysis beginning on page 42.

The PacWest Board of Directors recommends a vote FOR approval of the compensation paid to the Company’s NEOs as disclosed in this Proxy Statement pursuant to the disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

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Executive Officers
The following table sets forth: (i) each executive officer of the Company, (ii) his or her age as of the Record Date, (iii) the current position of each executive officer, and (iv) the period during which such person has served in such position. Following the table is a description of each executive officer’s principal occupation during the past five years.
Name	Age	Position	Year Assumed Current Position	Year Hired by the Company(1)
William J. Black Jr.	45	Executive Vice President, Strategy and Corporate Development of the Company and Pacific Western Bank	2020	2020
Christopher D. Blake	61	Executive Vice President, President and Chief Executive Officer, Community Banking Group of the Company and Pacific Western Bank	2018	1994
Rebecca H. Cordes	65	Executive Vice President, Human Resources of the Company and Pacific Western Bank	2018	2018
Bryan M. Corsini	59	Executive Vice President and Chief Credit Officer of the Company and Executive Vice President of Pacific Western Bank	2014	2000
Stanley R. Ivie	61	Executive Vice President, Chief Risk Officer of the Company and Pacific Western Bank	2016	2016
Bart R. Olson	53	Executive Vice President, Chief Financial Officer of the Company and Pacific Western Bank	2021	2017
James J. Pieczynski(2)	58	Executive Vice President, Vice Chairman and Director of the Company and Pacific Western Bank	2018	2001
Monica L. Sparks	41	Executive Vice President, Chief Accounting Officer of the Company and Pacific Western Bank	2020	2020
Matthew P. Wagner	64	President and Chief Executive Officer and Director of the Company and Pacific Western Bank	2000	2000
Mark T. Yung(2)	47	Executive Vice President, Chief Operating Officer and Director of the Company and Pacific Western Bank	2019	2019

(1)
If the executive joined the Company through an acquisition or merger, the date indicates the date of hire at the predecessor company, and the years of service at the predecessor company are included in the date.

(2)
To further enhance the independence of the Board, the CNG Committee determined that it would not nominate Messrs. Pieczynski or Yung to the 2021 Board.

PACWEST BANCORP  2021 PROXY STATEMENT  |  37

William J. Black Jr.	Age 45
Executive Vice President, Strategy and Corporate Development of the Company and Pacific Western Bank

BACKGROUND
Mr. Black is Executive Vice President, Strategy and Corporate Development of the Company and Pacific Western Bank. From August 2008 until June 2020, Mr. Black was the founder and Managing Partner and Portfolio Manager at Consector Capital LP, a financial services hedge fund. Prior to founding Consector Capital LP, Mr. Black was Vice President with Castle Creek Capital LLC and a Managing Director at Second Curve Capital LLC. Earlier in his career, he worked in the equity research departments at Salomon Smith Barney and Putnam Lovell Securities, Inc. Between March 2016 and May 2020, Mr. Black served on the board of CalWest Bank and CalWest Bancorp where he served on the ALCO and Compensation Committees. Since 2015, Mr. Black has served as an Executive Board Member and Secretary for Watchung Hills Pop Warner, a youth organization that promotes football and cheer athletes through sports, competition, teamwork and community. Mr. Black graduated Phi Beta Kappa from The Johns Hopkins University with a B.A. in Economics and is a chartered financial analyst.

Christopher D. Blake	Age 61
Executive Vice President, President and Chief Executive Officer of the Community Banking Group of the Company and Pacific Western Bank

BACKGROUND
Mr. Blake is Executive Vice President, President and Chief Executive Officer of the Community Banking group of the Company and Pacific Western Bank. Mr. Blake served as Executive Vice President, Human Resources of the Company and Pacific Western Bank from April 2014 to November 2018. Mr. Blake has served on the board of directors for California Domestic Water Company, a wholesale water distribution company since November 18, 2016 and its wholly owned subsidiary Cadway, Inc. where he serves as a member of the Human Resources, Asset Management and Audit Committees. Mr. Blake was President of the Eastern Region of Pacific Western Bank when Pacific Western National Bank was acquired by the Company on January 31, 2002 and Mr. Blake served in that position until April 2014. Mr. Blake joined Pacific Western National Bank in October 1994 and served as chief credit officer until being appointed chief operating officer in December 1999.

Rebecca H. Cordes	Age 65
Executive Vice President, Human Resources of the Company and Pacific Western Bank

BACKGROUND
Ms. Cordes has served as Executive Vice President, Human Resources of the Company and Pacific Western Bank since December 2018. Ms. Cordes held various positions at First Western Financial, Inc. including, EVP, Director of Support Services, Director of Human Capital and Senior Operations Officer for First Western Capital Management, a registered investment advisory firm from 2008 to 2018. Prior to 2008, Ms. Cordes held various positions at US Bank over a 25 year period, including SVP/Senior Managing Director Private Client Group, SVP Regional Small Business Lending Manager, District Operations Sales and Services Manager, VP Human Resources and VP Director of Internal Audit. Ms. Cordes served on the Denver Metro Chamber Leadership Foundation Board of Directors from 2003 to 2012, including as the Board Chair from 2010 to 2011. Ms. Cordes served on the Rocky Mountain Junior Achievement board of directors where she served on the finance committee and executive committee from 2004 to 2016. Ms. Cordes was appointed in 2014 to the Colorado Commission on Affordable Health Care for a three year term by Governor John Hickenlooper.

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Bryan M. Corsini	Age 59
Executive Vice President, Chief Credit Officer of the Company and Executive Vice President of Pacific Western Bank

BACKGROUND
Mr. Corsini is Executive Vice President and Chief Credit Officer of the Company and Executive Vice President of Pacific Western Bank. From May 2016 to October 2019, Mr. Corsini served as a Director of Pacific Western Bank. Mr. Corsini served as the Executive Vice President and Chief Administrative Officer of CapitalSource Bank from October 2011 to April 2014. Mr. Corsini previously served as President, Credit Administration of CapitalSource Bank from July 2008 to October 2011 and as Chief Credit Officer from CapitalSource Inc.’s inception in 2000 until July 2008. Mr. Corsini was an Executive Vice President with Fleet Capital Corporation, a commercial finance company from 1986 to 2000.

Stan R. Ivie	Age 61
Executive Vice President, Chief Risk Officer of the Company and Pacific Western Bank

BACKGROUND
Mr. Ivie is Executive Vice President, Chief Risk Officer of the Company and Pacific Western Bank. Mr. Ivie serves on the board of directors of the Western Bankers Association where he serves as vice chair at large on the Executive Committee, as a member of the Federal Government Relations Committee and he is on the board of directors of the Pacific Bankers Management Institute for Pacific Coast Banking School. Mr. Ivie served as the regional director for the Federal Deposit Insurance Corporation’s (“FDIC”) San Francisco Region from April 2007 to March 2016. Prior to serving as the regional director for the FDIC’s San Francisco Region, Mr. Ivie served as regional director for the FDIC’s Dallas Region. Prior to serving as regional director in the FDIC’s Dallas and San Francisco Regions, Mr. Ivie served as the deputy director for the Division of Resolutions and Receiverships (“Division”) where he directed field operations nationwide for the Division. Mr. Ivie also served in an interim capacity as director of the Office of Public Affairs in Washington, D.C. Mr. Ivie previously served in various capacities in Washington, D.C., including assistant director and senior congressional liaison for the Division.

Bart R. Olson	Age 53
Executive Vice President, Chief Financial Officer of the Company and Pacific Western Bank

BACKGROUND
Mr. Olson is Executive Vice President, Chief Financial Officer of the Company and Pacific Western Bank. From August 2020 to December 2020, Mr. Olson was Executive Vice President, Deputy Chief Financial Officer of the Company and the Bank. From February 2017 to August 2020, Mr. Olson was Executive Vice President, Chief Accounting Officer of the Company and Pacific Western Bank. Prior to joining the Company, Mr. Olson was a Managing Director at Credit Suisse Group where he was the Global Head of Liquidity Measurement and Reporting from March 2014 to February 2017 and served as the Deputy Controller Americas Region from May 2013 to March 2014. Prior to Credit Suisse, Mr. Olson spent twenty three years in public accounting, including fifteen years with KPMG LLP from 1998 to 2013, nine of which were as an audit partner. Mr. Olson is a Certified Public Accountant in California and member of the American Institute of Certified Public Accountants.

PACWEST BANCORP  2021 PROXY STATEMENT  |  39

James J. Pieczynski	Age 58
Executive Vice President, Vice Chairman and Director of the Company and Pacific Western Bank

BACKGROUND
Mr. Pieczynski is Executive Vice President, Vice Chairman of the Company and Pacific Western Bank since June 2018. Mr. Pieczynksi is a director of the Company and the Bank since 2014, where he served on several committees. Mr. Pieczynski was Executive Vice President of the Company and President of the CapitalSource Division of Pacific Western Bank from April 2014 to June 2018. Mr. Pieczynski served as a director of CapitalSource Inc. from January 2010 to April 2014 and as chief executive officer of CapitalSource Inc. from January 2012 to April 2014. Mr. Pieczynski also served as president of CapitalSource Bank from January 2012 to April 2014 and he was a member of the board of directors of CapitalSource Bank from January 2013 to April 2014. Mr. Pieczynski also serves on the board of directors, chairs the Nominating and Corporate Governance Committee and is a member of the Audit and Compensation Committees of LTC Properties, Inc., a self-administered real estate investment trust. Mr. Pieczynski also serves as a director for the Conejo Teen Organization, Inc. and Sherwood Cares, both of which are nonprofit organizations.

Monica L. Sparks	Age 41
Executive Vice President, Chief Accounting Officer of the Company and Pacific Western Bank

BACKGROUND
Ms. Sparks is Executive Vice President, Chief Accounting Officer of the Company and Pacific Western Bank. Between October 2018 to August 2020, Ms. Sparks was Senior Vice President, Chief Accounting Officer of American Business Bank. Previously, Ms. Sparks was Senior Vice President, Chief Accounting Officer of Hope Bancorp from December 2017 to September 2018. Ms. Sparks also was Senior Vice President, Controller of California United Bank from February 2014 to December 2017. Ms. Sparks also held various senior accounting roles with KPMG LLP between 2001 and 2014. Ms. Sparks graduated from the University of California, Los Angeles and is a Certified Public Accountant in California.

Matthew P. Wagner	Age 64
President, Chief Executive Officer and Director of the Company and Pacific Western Bank, and Chairman of the Board of Pacific Western Bank

BACKGROUND
Mr. Wagner is a Director of PacWest Bancorp and Chairman of the Board of Pacific Western Bank and is a member of each of their respective ALM, Risk and Executive Committees. Since 2000, Mr. Wagner has been the President and CEO of PacWest Bancorp and Pacific Western Bank.

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Mark T. Yung	Age 47
Executive Vice President, Chief Operating Officer of the Company and Pacific Western Bank

BACKGROUND
Mr. Yung is Executive Vice President, Chief Operating Officer of the Company and Pacific Western Bank. Mr. Yung is a director of the Company and the Bank since May 2017, where he served on several committees. Since April 2019, Mr. Yung has served as director of Presbia PLC, an ophthalmic device company. Mr. Yung is executive chairman of the board of directors of Environmental Solutions Worldwide, Inc., a clean technology company focused on the reduction of diesel emissions. Prior to joining the Company, Mr. Yung was co-founder and managing principal of OCV Management, LLC, an investor, owner and operator of technology and life science companies based in Los Angeles. Mr. Yung served as managing director of Orchard Capital Corp. (“Orchard Capital”) a firm he joined in 2006. Mr. Yung served in various senior capacities including, among others, as chairman and chief executive officer of Presbia PLC, chief financial officer and director of Polymer Plainfield Holdings, Inc., an OEM automotive supplier with operations in the United States, Canada, Mexico and the Caribbean, chairman of the board of Vantage Surgical Systems, Inc., director of Red Carpet Cinema Corporation and as a director and/or officer of Coreolis Holdings and Tradewinds Holdings. Prior to joining Orchard Capital, Mr. Yung served as a senior vice president in the Corporate Strategy and Merger and Acquisitions groups of Citigroup in New York and ABN AMRO in Amsterdam, Netherlands. Prior to his corporate strategy roles, Mr. Yung served as an investment professional at JPMorgan Partners (“JPMP”). At JPMP, Mr. Yung focused on venture capital, growth equity and buyout transactions in Latin America and served as a board member for various emerging companies in the region. Mr. Yung began his career in 1996 at Chase Securities, Inc., focusing on leveraged finance for cross border buyouts and privatizations.

PACWEST BANCORP  2021 PROXY STATEMENT  |  41

Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) explains our executive compensation program for our NEOs listed below. The CD&A also describes the process followed by the CNG Committee for making compensation decisions as well as its rationale for making specific 2020 compensation decisions.

Name	Title
Matthew P. Wagner	President and Chief Executive Officer of the Company and Pacific Western Bank
Patrick J. Rusnak(1)	Executive Vice President, Chief Financial Officer of the Company and Pacific Western Bank
William J. Black Jr.(2)	Executive Vice President, Strategy and Corporate Development of the Company and Pacific Western Bank
Christopher D. Blake	Executive Vice President, President and Chief Executive Officer, Community Banking Group of the Company and Pacific Western Bank
Mark T. Yung	Executive Vice President, Chief Operating Officer of the Company and Pacific Western Bank

(1)
Mr. Rusnak was appointed Executive Vice President, Corporate Executive Administration on January 1, 2021 until his resignation on March 1, 2021.

(2)
Mr. Black was appointed Executive Vice President, Strategy and Corporate Development of the Company and Pacific Western Bank on July 1, 2020.

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Executive Summary
2020 KEY PERFORMANCE HIGHLIGHTS

Despite the goodwill impairment and higher provisions for credit losses due primarily to the impacts of the COVID-19 pandemic, the Company continued its solid operating performance in key financial areas in 2020. Our financial performance below highlights the growth and continued success of our Company in the last five years.

(1)
For more information regarding the calculation of these non-GAAP financial measures, please refer to the Calculation of Non-GAAP Financial Measures section below in this CD&A.

PACWEST BANCORP  2021 PROXY STATEMENT  |  43

COMPENSATION GOVERNANCE AND STOCKHOLDER ENGAGEMENT

As a result of continued stockholder outreach efforts as highlighted in the Stockholder Engagement section above, the CNG Committee approved the following mix of incentive metrics in the Executive Incentive Plan (“EIC Plan”) and Long-Term Incentive Plan (“LTI Plan”) as follows:
SUMMARY OF OUR EXECUTIVE COMPENSATION PRACTICES

We believe the following governance practices and policies promote the accountability of our executive officers and strengthen the alignment of our executive officers and stockholder interests.

What We Do	What We Do Not Do

Pay for performance―heavy emphasis on variable and “at risk” compensation

Long-term incentive awards are equity-based

Strong link between pay philosophy and strategic objectives

Compensation program balances short- and long-term objectives

Independent compensation consultant

Maximum payout caps for incentive compensation

Clawback policy for executive officer incentive compensation

Double-trigger equity award provisions in the event of a change in control

Payments of certain long-term incentive equity awards are deferred through vesting requirements

Rigorous stock ownership guidelines for executive officers and independent directors

Annual “say-on-pay” advisory vote

CNG Committee composed solely of independent directors

Anti-hedging and anti-pledging policy

No excessive risk-taking behavior encouraged

Other than the CEO succession arrangement with Mr. Wagner, no employment agreements or contracts

No change of control tax gross-up payments

No uncapped bonuses

No bonus payouts if performance goals are not met

No SERPs or deferred compensation arrangements

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2020 COMPENSATION DECISIONS AT-A-GLANCE

The CNG Committee made the following executive compensation program payout decisions for 2020.
Element	2020 Compensation Decisions
Base Salary	Except for Mr. Blake, none of the NEOs received base salary increases in 2020.
EIC Plan	Financial performance in 2020 resulted in annual cash incentive payouts of 30.9% of target award opportunities.
LTI Plan	The NEOs (other than Messrs. Black and Yung) received equity compensation for the 2018 Performance Period (January 1, 2018-December 31, 2020) granted in the form of 50% PRSUs. Consistent with the terms of the LTI Plan, the NEOs earned 29% of their targeted PRSUs for the 2018 Performance Period.

ONBOARDING MR. WILLIAM BLACK

On July 1, 2020, Mr. William Black was appointed as Executive Vice President, Strategy and Corporate Development of the Company and Pacific Western Bank. In connection with his hiring, Mr. Black received a base salary of $800,000 and a restricted stock grant of 110,550 shares on August 12, 2020.
Compensation Philosophy and Objectives
The philosophy and objectives underlying our executive compensation program are to:
•
employ the best leaders in our industry to ensure we execute on our business goals

•
drive short- and long-term profitable growth of the Company and

•
create long-term stockholder value

Our program is underpinned by the following guiding principles:

1 PAY FOR PERFORMANCE	2 STOCKHOLDER ALIGNMENT	3 ATTRACTION AND RETENTION	4 RISK MITIGATION
A significant portion of an executive officer’s total compensation should be variable and/or “at-risk” and dependent upon the attainment of certain specific and measurable performance objectives	Executive officers should be compensated through pay elements (base salaries, annual and long-term incentives) that, designed together, align total compensation with stockholder value creation	The executive compensation program should enable the Company to attract highly-talented people with exceptional leadership capabilities and retain high-caliber talent	Our executive compensation program should be guided by best-practice governance standards and rigorous processes that encourage prudent decision-making

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Principal Elements of Compensation
The Company’s executive compensation program components are listed below. In allocating total compensation, we seek to provide competitive levels of fixed compensation (base salary) and, through short- and long-term incentives, provide for increased total compensation when performance objectives are exceeded and appropriate lower award amounts if performance objectives are not met. In particular, if the Company achieves top-quartile results, our incentive program is designed to deliver top-quartile compensation outcomes.

Pay Mix
A material portion of the target total compensation opportunity for each of our NEOs is directly tied to financial performance factors that measure our success relative to compensation plan performance goals and relative to peers. The charts below show the target annual total direct compensation for our CEO and other NEOs for 2020. These charts illustrate that a significant amount of total direct compensation is variable (54% for our CEO and an average of 41% for our other NEOs).

TARGET PAY MIX(1)
(1)
The NEO long-term incentive awards are structured so that approximately 50% is variable or “at risk” and approximately 50% is fixed. In 2020, Mr. Black received a TRSA grant, but he but did not receive a PRSU grant. Accordingly, the percentage of fixed versus variable long-term incentive compensation was 59% and 41%. Excluding Mr. Black, in 2020, the other three NEOs received variable long-term incentive compensation of 51% and fixed long-term incentive compensation of 49%.

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Decision Making Process
ROLE OF THE CNG COMMITTEE

The CNG Committee oversees the NEO executive compensation program and is comprised of independent, non-employee members of the Board. The CNG Committee works closely with its independent compensation consultant and senior management to examine the effectiveness of the Company’s NEO executive compensation program throughout the year.
The CNG Committee has not established a policy or target for the allocation between cash and non-cash or short-term and long-term compensation. Rather, the CNG Committee undertakes a subjective analysis in light of the philosophy and objectives described in this CD&A and, in connection with its analysis, reviews and considers information provided by its independent compensation consultant and surveys to determine the appropriate level and mix of base compensation, performance-based pay and other elements of compensation. The CNG Committee reviews both compensation and performance of peer companies as just one among several factors to inform its decision-making process so it can set total compensation levels commensurate with the Company’s performance and strategic initiatives.
The CNG Committee makes all final NEO compensation and equity award decisions except for the CEO, whose compensation is determined by the independent members of the Board based upon the recommendation of the CNG Committee.
ROLE OF SENIOR MANAGEMENT

Members of our executive management team attend regular meetings in which executive compensation, Company performance, individual performance and competitive compensation levels and practices are discussed and evaluated. Only the CNG Committee members can vote on decisions regarding NEO compensation. The CEO does not participate in the deliberations of the CNG Committee with respect to his compensation.
ROLE OF THE INDEPENDENT CONSULTANT

The CNG Committee engages an independent compensation consultant to provide expertise on executive and director compensation matters. Pursuant to authority granted to it under its charter, the CNG Committee retained Pearl Meyer as its independent consultant for 2020. Pearl Meyer has served as our independent compensation consultant since 2018. Pearl Meyer reports directly to the CNG Committee and does not provide any additional services to management. The CNG Committee has conducted an independence assessment of Pearl Meyer in accordance with SEC and Nasdaq listing rules. Based on this review, we are not aware of any conflict of interest raised by the work performed by Pearl Meyer that would prevent the consultant from serving as an independent compensation consultant to the CNG Committee.
In 2020, the CNG engaged Pearl Meyer to conduct a review with respect to, among other things: (i) the current compensation arrangements for certain Company executives, (ii) peer and broader survey market data with respect to executive compensation practices, and (iii) the competitiveness of the Company’s executive compensation program. In 2020, the CNG Committee and Pearl Meyer engaged in numerous discussions with respect to terms in relation to Mr. Wagner’s succession arrangement including Mr. Wagner’s anticipated retirement on December 31, 2023 as Chief Executive Officer and President of the Company and Pacific Western Bank.

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Peer Group
Periodically, we review our peer group to ensure our compensation is being benchmarked to comparable companies considering industry, financial and operational similarities. In February 2020, Pearl Meyer conducted a comprehensive review of the Company’s prior compensation peer group and proposed adjustments for consideration by the CNG Committee and management. Following this review, it was determined that for purposes of evaluating compensation opportunities for 2020, three of the prior peers would be replaced with companies that were determined to be more relevant from size and business model perspectives.

– 3 removed	+ 3 added
• Synovous Financial Corp.	• Home BancShares, Inc.
• TCF Financial Corporation	• Simmons First National Corporation
• Texas Capital Bancshares, Inc.	• Sterling Bancorp
The resulting peer group included the following companies:
Peer Group
• Bank OZK	• Signature Bank
• BankUnited, Inc.	• Simmons First National Corporation
• BOK Financial Corporation	• Sterling Bancorp
• Commerce Bancshares, Inc.	• UMB Financial Corporation
• Cullen/Frost Bankers, Inc.	• Umpqua Holdings Corporation
• East West Bancorp, Inc.	• Valley National Bancorp
• Hancock Whitney Corporation	• Webster Financial Corporation
• Home BancShares, Inc.	• Western Alliance Bancorporation
• Pinnacle Financial Partners, Inc.	• Wintrust Financial Corporation
• Prosperity Bancshares, Inc.

The companies comprising the peer group generally have similar commercial banking business models and are of similar size (i.e., total assets, market capitalization, and revenue).
2020 Executive Compensation Decisions
BASE SALARY

NEO base salaries are set at levels that are intended to reflect the competitive marketplace in attracting, retaining, motivating and rewarding high performing executive officers. In determining base salaries, the CNG Committee considers the following elements:
•
individual performance based on experience and scope of responsibility

•
non-financial performance indicators including strategic developments for which an executive officer has responsibility and managerial performance

•
structure and complexity of the Company

•
compensation paid by peers

•
functionality of the executive management team

•
economic conditions in the Company’s market areas

•
analyses or guidance from the independent compensation consultant

With the exception of Mr. Wagner, whose base salary is determined by the Board, the CNG Committee is responsible for setting the NEOs’ base salaries. The base salaries are intended to compensate the NEOs for the day-to-day services performed for the Company.
Other than Mr. Blake, none of the NEOs received base salary increases in 2020. Below are NEO base salaries for 2019 and 2020.

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NEO	2019 Base Pay(1) ($)	2020 Base Pay(1) ($)	% Change
Matthew P. Wagner	1,000,000	1,000,000	0%
Patrick J. Rusnak	600,000	600,000	0%
William J. Black Jr.(2)	—	800,000	—
Christopher D. Blake	525,000	575,000	~10%
Mark T. Yung	800,000	800,000	0%

(1)
Amounts in table represent NEO base salaries at the end of the period presented.

(2)
Mr. Black was appointed Executive Vice President, Strategy and Corporate Development of the Company and Pacific Western Bank on July 1, 2020.

ANNUAL CASH INCENTIVES

The NEOs are eligible to earn performance-based annual cash incentives, which are awarded under the Company’s EIC Plan. Target award opportunities are expressed as a percentage of base salary and final award payouts are based on pre-determined financial performance objectives. At the end of the performance year, the CNG Committee may, at its sole discretion, adjust the maximum award amount upward from 150% to 200% for the ROTCE measurement if ROTCE performance achieves certain rigorous absolute and relative performance hurdles. See the table below for the range of payouts for our executive officers.

TARGET AWARD OPPORTUNITIES

Target annual incentive opportunities are expressed as a percentage of base salary at year end and established according to each NEO’s level of responsibility. For 2020, incentive award opportunities were as follows.
	Annual Incentive Opportunity, as a Percentage of Base Salary
NEO	Below Threshold	Threshold Award	Target Award	Maximum Award
CEO	0%	75%	150%	225%
COO	0%	62.5%	125%	187.5%
Other NEOs (excluding the COO)	0%	50%	100%	150%
Note: Actual award payouts will generally be interpolated between threshold and target and between target and maximum.
2020 PERFORMANCE MEASURES, WEIGHTS, OBJECTIVES AND RESULTS

The CNG Committee establishes performance measures and objectives on an annual basis. For 2020, the CNG Committee did not make any changes to EIC Plan performance measures or payout levels. The CNG Committee believes the 2020 performance measures continue to ensure the EIC Plan remains aligned with the priorities—profitability, efficient operations, responsible growth, and safety and soundness—that support our overall business strategy and drive long-term stockholder value creation. The following table shows the financial performance requirements to achieve threshold, target and maximum bonus payouts together with actual results for 2020. Individual targets change year over year and reflect changes to the Company’s business operations.

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(1)
As reported in the Company’s 10-K for the year ended December 31, 2020.

(2)
Average total loan balance for 2020.

Based on the Company’s performance described above, the CNG Committee approved overall annual incentive award payouts of 30.9% of target. Actual award payouts are summarized below.
	Cash Incentive Opportunity Based Upon	Actual Cash Incentive Paid Based on 2020 Performance ($)
NEO	Target ($)
Matthew P. Wagner	1,500,000	463,500
Patrick J. Rusnak	600,000	185,400
William J. Black Jr.	800,000	124,275
Christopher D. Blake	575,000	177,675
Mark T. Yung	1,000,000	309,000
LONG-TERM INCENTIVE PLAN (“LTI PLAN”) OVERVIEW

We provide a meaningful portion of NEO compensation in the form of long-term, equity incentive compensation. Under the Company’s LTI Plan, equity awards were granted using a mix of PRSUs and TRSAs for 2020 as follows.

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| Type of Equity | Percentage of Target Award | | Performance Metric[1] | | Weight | Vesting |
|---|---|---|---|---|---|---|
| PRSUs |  | 50% | **Absolute Return on Average Assets (ROAA):**<br>• measured as the average of the three annual ROAA results during the 2020 Performance Period |  | 37.5% | At the conclusion of the three-year Performance Period, payouts will range from:<br>• 0% to 150% of target based on average ROAA and cumulative EPS; and<br>• 0% to 200% of target based on TSR as compared to companies in the KRX Index[2]<br>Payouts are linearly interpolated between performance levels. |
| | | | **Absolute Cumulative Earnings Per Share (EPS):**<br>• measured as the sum of annual EPS for the three calendar years during the 2020 Performance Period |  | 37.5% | |
| | | | **Relative Total Stockholder Return (TSR):**<br>• compares the Company's TSR to companies in the KBW Regional Banking Index ("KRX Index")<br>• TSR for this purpose uses a "percentile rank" measurement in which the payout percentage is determined dependent on the Company's rank compared against the KRX Index companies |  | 25% | |
| TRSAs |  | 50% | N/A | | | Vests ratably on the first, second, third and fourth year anniversaries of the grant date. |

(1)
The weightings may be slightly higher or lower depending on the closing price of the Company’s stock price on the grant date, and, with respect to relative TSR, the grant date fair value per PRSU. Accordingly, the grant date award amounts will equal 50% of the total award value, but the number of shares may vary.

(2)
Relative TSR will be subject to a maximum payout at target if the Company’s absolute TSR is negative.

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The table below shows the target long-term incentive awards granted for 2020 to each of the NEOs.
NEO	Target Opportunity (as a Percentage of Base Salary)	Date of Grant	Target PRSUs(1) (#)	TRSAs(2) (#)	Total Target Equity Grant (#)
Matthew P. Wagner	300%	2/12/2020	41,900	41,581	83,481
Patrick J. Rusnak	200%	2/12/2020	16,760	16,632	33,392
William J. Black Jr.(3)	N/A	8/12/2020	N/A	110,550	110,550
Christopher D. Blake	150%	2/12/2020	10,999	10,915	21,914
Mark T. Yung	200%	2/12/2020	22,346	22,176	44,522

(1)
The number of PRSUs granted to each NEO was (i) with respect to the portion of the PRSUs that vest based on achievement of TSR goals, based on the fair value of  $35.00 per PRSU and (ii) with respect to the portion of the PRSUs that vest based on achievement of EPS and ROAA goals, the Company’s closing price for the 20-day period ended on the grant date, or $36.07. PRSUs will vest only if performance goals with respect to ROAA, cumulative EPS, and relative TSR are met over the 2020 Performance Period.

(2)
The number of TRSAs granted to each NEO was based on the Company’s closing price for the 20-day period ended on the grant date, or $36.07. TRSAs vest ratably over four years (other than the August 12, 2020 one-time TRSA grant to Mr. Black).

(3)
Mr. Black was appointed Executive Vice President, Strategy and Corporate Development of the Company and Pacific Western Bank on July 1, 2020. Mr. Black received a one-time TRSA grant of 110,550 shares on August 12, 2020 that vests ratably over three years.

Unvested PRSUs will participate with common stock in any dividends declared and paid only on the shares which ultimately vest, if any, at the end of the 2020 Performance Period. Unvested TRSAs are entitled to receive any dividends on a current basis. In paying dividends on unvested TRSAs, the CNG Committee and the Board determined that such payments are consistent with the Company’s overall goals of tying executive compensation to the performance of the Company and aligning executive officer interests with those of the Company’s stockholders.

A Closer Look at 2020 PRSU Grants
In February 2020, the CNG Committee set performance targets for a three-year Performance Period (January 1, 2020 through December 31, 2022) (“2020 Performance Period”) for the 2020 PRSU grants. At the end of the 2020 Performance Period, PRSUs will only vest to the extent Company results meet or exceed the performance requirements set at the beginning of the 2020 Performance Period for each of the performance metrics. The 2020 Performance Period performance results will be disclosed at the end of the 2020 Performance Period.
The CNG Committee considers the PRSU performance metrics to be key measures of the Company’s financial performance based on an analysis of the correlation of these financial metrics to TSR, noting also that the metrics are consistent with those metrics used by many of our peers. The following tables reflect the key financial measures and performance standards that the CNG Committee set for the 2020 Performance Period.

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ROAA Performance Level	Achievement of Performance Metrics	Percentage of Target PRSUs Earned(1)
Maximum	120% of target	150%
Target	100% of target	100%
Threshold	80% of target	50%
Below Threshold	<80% of target	0%
Cumulative EPS Performance Level	Achievement of Performance Metrics	Percentage of Target PRSUs Earned(1)
Maximum	108% of target	150%
Target	100% of target	100%
Threshold	92.4% of target	50%
Below Threshold	<92.4% of target	0%
Relative TSR(2) Performance Level	Achievement of Performance Metrics, as Percentile of KRX Index TSR	Percentage of Target PRSUs Earned(1)
Maximum	90th percentile	200%
Target	50th percentile	100%
Threshold	30th percentile	50%
Below Threshold	below 30th percentile	0%

(1)
With linear interpolation between performance levels.

(2)
Payout associated with TSR will not exceed target if absolute TSR over the period is negative regardless of relative results.

2018 PRSU Grants-Achievement of Performance Objectives
The 2018 PRSUs granted to the NEOs (other than Messrs. Black and Yung) on February 14, 2018 were based on the performance period beginning January 1, 2018 through December 31, 2020 (“2018 Performance
Period”). The table below details the 2018 PRSU performance measures, weightings, targets, results, percentage of target achieved and percentage of 2018 PRSUs earned.

Based on the weightings of the performance measures and 2018 Performance Period results, each NEO (other than Messrs. Black and Yung) earned PRSUs equal to approximately 29% of the total number of PRSUs granted to each NEO in February 2018. As a result, on February 28, 2021, Messrs. Wagner, Rusnak and Blake vested in 7,471, 3,039, and 1,615, respectively, shares of common stock. In addition, each of Messrs. Wagner, Rusnak and Blake each earned cumulative dividends on the vested shares equal to $45,200, $18,386 and $9,771, respectively.

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Succession Arrangement with Mr. Wagner
In May 2020, as part of strategic succession planning discussions, the CNG Committee began to engage in numerous discussions in connection with Mr. Wagner’s succession plans, including Mr. Wagner’s anticipated retirement on December 21, 2023 as Chief Executive Officer and President of the Company and Pacific Western Bank. The CNG Committee believes it is important to both the short-term leadership transition and long-term success of the Company that Mr. Wagner has a smooth transition tied to key performance objectives that align with the strategic goals of the Company. Mr. Wagner’s ongoing leadership during the transition phase is critical in achieving the Company’s strategic goals. Mr. Wagner presented a three-year transition plan that included a one-time, time-based restricted stock grant that would vest ratably over the three years ending on December 31, 2023. The CNG Committee determined that a one-time stock grant with solely time-based vesting was not in the best interest of the stockholders or the Company. Accordingly, the CNG Committee proposed a stock grant comprised of both time-based and performance-based components with objective and measurable criteria to ensure the achievement of the Company’s performance, strategic and transition goals. Over the ensuing several months, the CNG Committee and Mr. Wagner engaged in several discussions to negotiate the transition terms. During this time, the CNG Committee held multiple independent meetings to discuss the specific transition terms, including the stock award composition and the performance criteria with respect to these stock awards. The CNG Committee considered past stock grant awards made to Mr. Wagner and determined that Mr. Wagner should not receive further additional stock grants in the event the CNG Committee approved a stock grant in connection with Mr. Wagner’s succession transition.
On January 29, 2021, the Board, after recommendation by the CNG Committee, took certain actions to retain Mr. Wagner as the Company’s President and CEO through December 31, 2023. After December 31, 2023, it is anticipated that Mr. Wagner will become the Company’s Executive Chairman. While CEO, Mr. Wagner will continue to receive a base salary of $1,000,000 annually with no opportunity for future increases, and he will have a target annual bonus opportunity equal to 200% of his base salary that is earned based on the level of achievement of the annual performance metrics set by the Board for the entire executive team. On January 29, 2021, Mr. Wagner was granted the following long-term incentive awards: (1) 234,000 TRSAs that vest in equal installments on each of January 31, 2022, January 31, 2023, and December 31, 2023 subject to continued service (and which shares will be entitled to receive dividends prior to vesting); (2) 234,000 shares of restricted stock, 50% of which will time vest on January 31, 2023 and 50% of which will time vest on December 31, 2023, in each case, subject to continued service and certain succession planning, technology platform achievement initiatives and other conditions (and which shares will not be entitled to receive dividends prior to vesting, and instead any dividends that would have been paid in respect of such shares will be paid out promptly following vesting of such shares (or any portion thereof)); and (3) 234,000 PRSUs (based on target performance) that cliff vest on February 28, 2024 subject to continued service through December 31, 2023 and the achievement level of the applicable performance metrics during a three-year performance period ending on December 31, 2023, subject to a maximum payout equal to 100% of target (which such units will not be entitled to receive dividends prior to vesting, and, instead, any dividends paid on such shares with respect to such units had such shares been issued at the time dividends were paid will be paid out at the time the shares are delivered based on the actual number of shares delivered).
Upon termination of Mr. Wagner’s service by the Company without Cause (as defined in the Company’s 2017 Stock Incentive Plan (the “Original 2017 SIP”)) prior to the occurrence of a change in control, subject to a complete waiver and release of claims in favor of the Company and the Board: (1) the restricted stock will vest in full; and (2) the service-based vesting condition for (i) the restricted stock subject to certain succession planning, technology platform achievement initiatives and other conditions and (ii) the performance-based restricted stock units, in each case, will be waived, but such awards will remain subject to the non-service-based vesting conditions (to be determined in accordance with and on the original vesting schedule). Notwithstanding the foregoing, Mr. Wagner’s stock awards will vest in full on the earlier of  (i) the termination of Mr. Wagner’s service by the Company or any successor entity thereto without Cause or by Mr. Wagner for Good Reason (as defined in the Company’s Change in Control Severance Plan) within twenty-four months following the occurrence of a change in control, (ii) the death of Mr. Wagner and (iii) the termination of Mr. Wagner’s service due to disability. Additionally, while CEO, Mr. Wagner is eligible for a benefit of up to $200,000 per year of personal use of a chartered aircraft service, grossed up for taxes.

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Other Compensation Practices, Policies and Guidelines
BEST PRACTICES COMPENSATION MATTERS

Our executive compensation programs incorporate many best practices, including the ones described below.
Compensation Program Best Practices	Description
We can clawback incentive compensation
If we restate our financial statements, or a financial statement or the calculation of a performance goal or metric is materially inaccurate, the CNG Committee, in its sole discretion, may require recoupment from our executive officers, including our NEOs, of the portion of any annual or long-term cash or equity-based incentive or bonus compensation paid, provided, or awarded to any executive officer on or after December 11, 2014 that represents the excess over what would have been paid if such event had not occurred.

We expect minimum levels of stock ownership by our executive officers	Our executive Stock Ownership Policy expects the CEO and our executive officers to accumulate a meaningful position in Company shares as noted below.
Position	Minimum Stock Ownership Guidelines	Compliance Period
CEO	5x base salary	5 years from the later date of December 11, 2014 or the date of becoming subject to the guidelines
Other executive officers	3x base salary

An executive officer is expected to achieve the stock ownership necessary to meet the guidelines within five years of the later of December 11, 2014 or the date of becoming subject to the guidelines. As of the Record Date, the CEO and four other executive officers satisfied these guidelines. Five executive officers have not yet satisfied these guidelines but are expected to be in compliance with the Stock Ownership Policy by his or her applicable compliance date. We believe that the Stock Ownership Policy ensures appropriate levels of common stock ownership by our executive officers and aligns their interests with our stockholders.
Stock ownership is determined from the totals on Table 1 of Form 4 Statement of Changes in Beneficial Ownership of Securities as filed by the Company with the SEC on behalf of the Company’s executive officers. Unvested TRSAs and outstanding stock options and stock appreciation rights (whether or not vested) are not included in the total number of shares to determine stock ownership under the Stock Ownership Policy. The value of an executive officer’s shares of common stock is determined by multiplying his or her total number of shares by the highest Company share price in the preceding 52-week period. The Stock Ownership Policy may be waived in the discretion of the CNG Committee based upon bona fide personal financial need or hardship, other special circumstances, or if compliance would prevent an executive officer from complying with law, regulation or a court order. The CNG Committee may also extend an executive officer’s applicable compliance date in connection with a promotion or base salary increase. Compliance with the Stock Ownership Policy is monitored annually by the CNG Committee.

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Compensation Program Best Practices	Description
We prohibit excise tax gross-up payments
Our Executive Severance Pay Plan (“Severance Pay Plan”) prohibits excise tax gross-up payments (except with respect to the succession arrangement in connection with Mr. Wagner’s use of an aircraft described above). Specifically, payments made in connection with the Severance Pay Plan, as amended, will be cut back to amounts that do not exceed the safe harbor provisions of Section 280G of the Internal Revenue Code (“Code”).

We have double-trigger change of control provisions for our equity awards
In the event of a change of control, equity awards will vest if within two years after the change in control, the recipient of the award is terminated from employment without cause or terminates employment for good reason (i.e., if his or her job duties have been significantly diminished) (“double-trigger” vesting).

We do not have employment contracts
Other than the CEO succession arrangement with Mr. Wagner, our executive officers do not have employment contracts and are “at-will” employees who may resign at their discretion or be terminated at our discretion, subject to compliance with the Severance Pay Plan, if applicable. We believe this provides greater flexibility in our employment arrangements with our executive officers.

We have an anti-hedging policy
The Company’s Insider Trading Policy prohibits all directors, executive officers and certain other employees (an “Insider”) from purchasing financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds designed to hedge or offset any decrease in the market value of the Company’s shares. We believe that these instruments result in the Insider no longer being exposed to the full risks of ownership.

We do not have SERPs or deferred compensation arrangements	We have chosen not to provide our executive officers with retirement benefits such as supplemental executive retirement plans or deferred compensation arrangements.
401(k) Plan
Our 401(k) Plan allows executives and other participants to defer a portion of their compensation and, in 2020, the Company provided participants a match of 50% of contributions up to 6% of their base salaries, subject to IRS limitations. We currently have no tax-deferred compensation plans for our executive officers other than our 401(k) Plan.

Other Benefits
Our compensation process focuses our executive officers on goals and objectives that are in the best interests of the Company and stockholders. Other than certain perquisites to our executive officers such as an automobile allowance or use of a company vehicle, reimbursement of relocation expenses, reimbursement of club dues for clubs that are used frequently for business purposes and life, disability and long-term care insurance, the Company does not provide any other compensation benefits. In 2020, the Company provided limited use of an aircraft to Mr. Wagner for personal reasons. This service was afforded to Mr. Wagner to reduce travel time and related disruptions and to provide additional security to Mr. Wagner, thereby increasing his availability, efficiency and productivity. Income related to this benefit is imputed to Mr. Wagner for income tax purposes and he is not provided a tax reimbursement (except in connection with his succession arrangement described above).

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TAX DEDUCTIBILITY OF COMPENSATION

The CNG Committee considers certain tax implications when designing the Company’s executive compensation programs, including the tax deductibility of compensation paid to our NEOs. Section 162(m) of the Code generally limits the deductibility of compensation paid to certain executive officers in excess of  $1 million during a year. The CNG Committee believes that tax deductibility is only one of several relevant considerations in setting compensation, and that the tax deduction limitation should not restrict the CNG Committee’s ability to structure compensation to attract, retain and appropriately motivate executive officers, thus providing benefits to the Company and its stockholders that outweigh the potential benefit of the tax deduction. Accordingly, the CNG Committee has discretion to approve and authorize compensation that is not deductible for federal income tax purposes.
CALCULATION OF NON-GAAP FINANCIAL MEASUREMENTS

We use tangible book value per share and return on tangible common equity, non-GAAP financial measures, to provide meaningful supplemental information regarding the Company’s financial performance and to enhance investor’s overall understanding of such financial performance. These non-GAAP financial measures exclude certain intangible assets. These non-GAAP financial measures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP financial measures that may be presented by other companies. Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in the following tables.

Tangible Book Value Per Share	December 31,
	2020	2019	2018	2017	2016
	(dollars in thousands, except per share data)
Stockholders’ equity	$3,594,951	$4,954,697	$4,825,588	$4,977,598	$4,479,055
Less:
Intangible assets	1,102,311	2,587,064	2,605,790	2,628,296	2,210,315
Tangible common equity	$2,492,640	$2,367,633	$2,219,798	$2,349,302	$2,268,740
Book value per share	$30.36	$41.36	$39,17	$38.65	$36.93
Tangible book value per share(1)	$21.05	$19.77	$18.02	$18.24	$18.71
Shares outstanding	118,414,853	119,781,605	123,189,833	128,782,878	121,283,669

(1)
Tangible common equity divided by shares outstanding.

Return on Average Tangible Equity	Year Ended December 31,
	2020	2019	2018	2017	2016
	(dollars in thousands)
Net earnings (loss)	$(1,237,574)	$468,636	$465,339	$357,818	$352,166
Add: Intangible asset amortization	14,753	18,726	22,506	14,240	16,517
Goodwill impairment	1,470,000	0	0	0	0
Adjusted net earnings used for return on average tangible equity	$247,179	$487,362	$487,845	$372,053	$368,683
Average stockholders’ equity	$3,857,610	$4,864,332	$4,809,667	$4,641,495	$4,488,862
Less:
Average intangible assets	1,470,989	2,596,389	2,616,820	2,279,010	2,219,756
Average tangible common equity	$2,386,621	$2,267,943	$2,192,847	$2,362,485	$2,269,106
Return on average equity(1)	(32.08)%	9.63%	9.68%	7.71%	7.85%
Return on average tangible equity(2)	10.36%	21.49%	22.25%	15.75%	16.25%

(1)
Net earnings (loss) divided by average stockholders’ equity.

(2)
Adjusted net earnings divided by average tangible common equity.

PACWEST BANCORP  2021 PROXY STATEMENT  |  57

Compensation Committee Report
The CNG Committee of the Board has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K promulgated by the SEC and, based on review and discussions, the CNG Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
COMPENSATION, NOMINATING AND GOVERNANCE COMMITTEE
Robert A. Stine, Chairperson
Paul R. Burke
C. William Hosler
Roger H. Molvar

The Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent the Company specifically incorporates any such reports by reference therein.

58  |  PACWEST BANCORP  2021 PROXY STATEMENT

Executive Compensation Tables
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Statutory Deferred Compensation Earnings ($)	All Other Compensation(2) ($)	Total ($)
Matthew P. Wagner President and CEO of the Company and Pacific Western Bank	2020	1,000,000	—	3,038,990	—	463,500	—	450,226	4,952,716
	2019	1,000,000	—	3,073,937	—	2,334,052	—	653,118	7,061,107
	2018	1,000,000	—	2,950,097	—	1,121,250	—	1,167,213	6,238,560
Patrick J. Rusnak Executive Vice President, CFO of the Company and Pacific Western Bank	2020	600,000	—	1,215,581	—	185,400	—	197,907	2,198,888
	2019	600,000	—	1,229,551	—	933,621	—	271,619	3,034,791
	2018	600,000	—	1,200,019	—	448,500	—	183,863	2,432,382
William J. Black Jr(3) Executive Vice President, Strategy and Corporate Development of the Company and Pacific Western Bank	2020	366,667	—	2,265,170	—	124,275	—	75,896	2,832,008
Christopher D. Blake Executive Vice President, President and Chief Executive Officer of the Community Banking Group of the Company and Pacific Western Bank	2020	554,167	—	797,743	—	185,520	—	132,375	1,669,805
	2019	525,000	—	806,894	—	825,315	—	179,337	2,336,546
	2018	432,292	—	637,437	—	393,997	—	139,899	1,603,625
Mark T. Yung(4) Executive Vice President, COO of the Company and Pacific Western Bank	2020	800,000	—	1,620,751	—	309,000	—	142,620	2,872,371
	2019	472,820	1,000,000	2,056,037	—	—	—	114,336	3,643,193

(1)
With respect to TRSAs, the amounts disclosed represent the aggregate grant date fair value of the Company’s common stock underlying such awards. With respect to PRSUs, the amounts disclosed represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 at the target level of payout. The value of the 2020 PRSUs based on maximum performance as of the grant date was: Mr. Wagner: $2,462,559; Mr. Rusnak: $985,030; Mr. Blake $646,444; and Mr. Yung: $1,313,326. For further information, see Note 18. Stock-Based Compensation, to the Company’s audited financial statements for the year ended December 31, 2020 included in the Company’s Annual Report. Unvested PRSUs will participate with common stock in any dividends declared and paid only on the shares which ultimately vest at the end of the three-year performance period. At the time of vesting, the vested shares are entitled to receive cumulative dividends declared and paid during the three-year performance period. Unvested TRSAs are entitled to receive dividends on a current basis.

(2)
Includes:

•
dividends on vested PRSUs and unvested TRSAs

•
Company matching contributions to the 401(k) plan

•
personal use of Company-owned automobiles, airplane or cash automobile allowance

•
reimbursement of relocation expenses and club dues and

•
life, medical, long-term care and disability insurance premiums paid by the Company

Dividends on TRSAs are paid at the same rate as dividends paid on the Company’s outstanding common stock.
(3)
Mr. Black was appointed Executive Vice President, Strategy and Corporate Development of the Company and Pacific Western Bank on July 1, 2020.

(4)
Mr. Yung joined the Company and Pacific Western Bank on May 13, 2019. Mr. Yung’s bonus represents his guaranteed bonus for 2019. Future bonuses will be calculated under the provisions of the Company’s formula-based EIC Plan.

PACWEST BANCORP  2021 PROXY STATEMENT  |  59

The table below summarizes the components of All Other Compensation for the NEOs.
Named Executive Officer	Year	Dividends on Vested PRSUs and Unvested TRSAs ($)	Travel Expense ($)	Relocation Expense(1) ($)	Company Matching Contributions to 401(k) Plan ($)	Club Dues ($)	Life, Medical, Long-Term Care and Disability Insurance Premiums ($)	Total ($)
Matthew P. Wagner	2020	335,178	33,686(2)	―	―	50,205	31,157	450,226
	2019	476,904	140,767(2)	―	―	6,623	28,824	653,118
	2018	177,446	57,819(2)	892,539	―	11,417	27,992	1,167,213
Patrick J. Rusnak	2020	135,652	12,000(3)	―	8,307	―	41,948	197,907
	2019	211,115	12,000(3)	―	8,133	―	40,371	271,619
	2018	97,987	12,000(3)	26,259	8,250	―	39,367	183,863
William J. Black Jr(4)	2020	55,275	5,500(3)	―	8,550	―	6,571	75,896
Christopher D. Blake	2020	74,458	—	―	8,550	7,650	41,717	132,375
	2019	108,766	14,286(3)	―	8,400	7,700	40,185	179,337
	2018	38,450	4,052(3)	31,993	8,218	19,559	37,627	139,899
Mark T. Yung	2020	92,984	12,000(3)	—	8,550	15,813	13,273	142,620
	2019	95,902	7,500(3)		―	8,439	2,495	114,336

(1)
Messrs. Wagner, Rusnak and Blake relocated to the Company’s Greenwood Village, Colorado office in 2018 in connection with the Company’s market expansion. Relocation expenses are capped at $500,000 plus any tax gross ups for allowable expenses in accordance with the Relocation Policy.

(2)
Amounts include $21,686, $128,767 and $45,819 for 2020, 2019 and 2018, representing 100% of the costs associated with an aircraft flight membership service provided to Mr. Wagner for his personal use and amounts attributable for personal use of a Company owned automobile or cash automobile allowance.

(3)
Represents either personal use of Company owned automobile or cash automobile allowance.

(4)
Mr. Black was appointed Executive Vice President, Strategy and Corporate Development of the Company and Pacific Western Bank on July 1, 2020.

60  |  PACWEST BANCORP  2021 PROXY STATEMENT

2020 Grants of Plan-Based Awards
Named Executive Officer	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	Grant Date Fair Value of Stock and Option Awards(4) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mathew P. Wagner	2/12/2020 — ROAA				—	15,593	23,390		$570,860
	2/12/2020 — EPS				—	15,593	23,390		$570,860
	2/12/2020 — TSR				—	10,714	21,428		$374,990
	2/12/2020 — TRSAs							41,581	$1,522,280
	—	—	$1,500,000	$2,250,000
Patrick J. Rusnak	2/12/2020 — ROAA				—	6,237	9,356		$228,337
	2/12/2020 — EPS				—	6,237	9,356		$228,337
	2/12/2020 — TSR				—	4,286	8,572		$150,010
	2/12/2020 — TRSAs							16,632	$608,897
	—	—	$600,000	$900,000
William J. Black Jr	8/12/2020 — TRSAs							110,550	$2,265,170
	—	—	$800,000	$1,200,000
Christopher D. Blake	2/12/2020 — ROAA				—	4,093	6,140		$149,845
	2/12/2020 — EPS				—	4,093	6,140		$149,845
	2/12/2020 — TSR				—	2,813	5,626		$98,455
	2/12/2020 — TRSAs							10,915	$399,598
	—	—	$575,000	$862,500
Mark T. Yung	2/12/2020 — ROAA				—	8,316	12,474		$304,449
	2/12/2020 — EPS				—	8,316	12,474		$304,449
	2/12/2020 — TSR				—	5,714	11,428		$199,990
	2/12/2020 — TRSAs							22,176	$811,863
	—	—	$1,000,000	$1,500,000

(1)
Amounts indicated represent potential incentive cash bonuses under the provisions of the Company’s formula-based EIC Plan. Additional information regarding the EIC Plan is discussed in the section Compensation Discussion and Analysis — 2020 Executive Compensation Decisions. The actual payments received are based upon performance attained and are included in the Non-Equity Incentive Plan Compensation column in the 2020 NEO Summary Compensation Table above.

(2)
PRSUs granted under the 2017 PacWest Bancorp Stock Incentive Plan (“2017 SIP”) in 2020 will vest only if performance goals with respect to certain financial metrics are met over a three-year performance period. PRSUs are granted at a target number. The number of units that will ultimately vest based on the Company’s actual performance will range from zero to a maximum of either 150% (for the portion of the PRSUs that vest based on achievement of EPS growth and ROAA goals) or 200% (for the portion of the PRSUs that vest based on achievement of Relative TSR goals) of target. Unvested PRSUs will participate with common stock in any dividends declared and paid only on the shares which ultimately vest at the end of the three-year performance period. At the time of vesting, the vested shares are entitled to receive cumulative dividends declared and paid during the three-year performance period. PRSUs accelerate vesting and vest in full with performance deemed achieved at target level with respect to all open performance periods if death occurs during the performance period, and deemed achieved at the actual performance level if death occurs after the end of the performance period and before the vesting date.

(3)
TRSAs granted in 2020 pursuant to the 2017 SIP vest in equal annual installments over 4 years. Dividends are paid on unvested TRSAs at the same rate as dividends are paid to stockholders on the Company’s common stock. Restrictions on all shares of unvested TRSAs lapse, and shares accelerate vesting, upon the death of the individual.

(4)
With respect to PRSUs issued under the 2017 SIP, the grant date fair value is based on the target number of shares, which the Company currently estimates as the probable outcome of the market-based performance conditions. Depending on whether or to what extent the respective performance conditions are met, the number of shares for which the performance units are ultimately settled will range from zero to a maximum of either 150% (for the portion of the PRSUs that vest based on achievement of EPS growth and ROAA goals) or 200% of  (for the portion of the PRSUs that vest based on achievement of Relative TSR goals) of target. The grant date fair value of PRSUs that vest based on achievement of Relative TSR goals is based on a fair value of  $35.00 per PRSU. The grant date fair value of PRSUs that vest based on the achievement of EPS growth and ROAA goals is based on the closing price of the Company’s common stock on February 12, 2020, or $36.61.

PACWEST BANCORP  2021 PROXY STATEMENT  |  61

Outstanding Equity Awards at December 31, 2020
	Stock Awards
Named Executive Officer	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Matthew P. Wagner	91,076	$2,313,330	105,467	$2,678,862
Patrick J. Rusnak	36,565	$928,751	42,360	$1,075,944
William J. Black Jr	110,550	$2,807,970	—	$—
Christopher D. Blake	22,888	$581,355	26,494	$672,948
Mark T. Yung	57,695	$1,465,453	22,346	$567,588

(1)
Represents TRSAs that vest in equal annual installments over 4 years (3 years for Messrs. Black and Yung). Dividends are paid on unvested TRSAs at the same rate as dividends paid to stockholders generally on the Company’s common stock. Restrictions on all shares of unvested TRSAs lapse, and shares accelerate vesting, upon the death of the individual.

(2)
Market value is determined using the December 31, 2020 closing price of the Company’s common stock of  $25.40 per share.

(3)
Represents grants of PRSUs at target performance. PRSUs will vest only if performance goals with respect to certain financial metrics are met over a three-year performance period. PRSUs are granted at a target number. The number of units that will ultimately vest based on the Company’s actual performance will range from zero to a maximum of either 150% (for the portion of the PRSUs that vest based on achievement of EPS growth and ROAA goals) or 200% (for the portion of the PRSUs that vest based on achievement of Relative TSR goals) of target. Unvested PRSUs will participate with common stock in any dividends declared and paid only on the shares which ultimately vest at the end of the three-year performance period. At the time of vesting, the vested shares are entitled to receive cumulative dividends declared and paid during the three-year performance period. PRSUs accelerate vesting and vest in full with performance deemed achieved at target level with respect to all open performance periods if death occurs during the performance period, and deemed achieved at the actual performance level if death occurs after the end of the performance period and before the vesting date.

62  |  PACWEST BANCORP  2021 PROXY STATEMENT

2020 Stock Vested Table
	Stock Awards
Named Executive Officer	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Matthew P. Wagner	60,915	$1,969,536
Patrick J. Rusnak	25,114	$813,357
William J. Black Jr	—	$—
Christopher D. Blake	13,253	$428,698
Mark T. Yung	17,760	$307,426

(1)
Value is determined using the closing market price of the Company’s common stock on the vesting date.

For more information, see Compensation Discussion and Analysis — 2020 Executive Compensation Decisions beginning on page 48.

PACWEST BANCORP  2021 PROXY STATEMENT  |  63

Potential Payments on Termination and Change in Control
Change in Control Severance Pay Plan

Effective as of February 12, 2020, the Company has a Change in Control Severance Pay Plan (“CIC Severance Pay Plan”) in which designated NEOs participate. The CIC Severance Pay Plan replaced the Company’s Executive Severance Pay Plan. The CIC Severance Pay Plan is a “double-trigger” plan that provides severance to participants on a termination of employment by a participant for Good Reason (defined below) or by the Company other than for Cause (defined below) on or within two years of or, under specified circumstances, within the 90 day period preceding a Change in Control (defined below). Under those circumstances, each NEO is entitled to: (i) his or her accrued base salary and vacation time through termination, (ii) if unpaid, the annual incentive for the calendar year prior to termination, based on actual performance, (iii) a designated multiple (three times for Mr. Wagner and two times for the other NEOs) of the NEO’s annual compensation (annual base salary plus the greater of annual target bonus or average bonus (based on the bonus paid to the executive in the preceding 3 years)), (iv) the pro rata target annual incentive for the year in which the termination occurs, (v) a designated multiple (three times for Mr. Wagner and two times for the other NEOs) of the Company’s annual employer subsidy for health and welfare benefits, (v) an amount or benefit from participation in, or benefits under, any employee benefit plans, programs or arrangements (including any award agreements), (vi) if the executive has use of an automobile or provided an automobile allowance, a 90-day right to continue use, purchase the automobile or assume the lease of the automobile, if applicable, and (vii) outplacement services.
The CIC Severance Pay Plan contains a “net better” cutback that provides for a cutback to the extent necessary to avoid imposition of the 280g excise tax only if doing so would put the participant in a better after-tax position than paying the excise tax. In consideration for the severance, a participant will execute a general release and be subject to a customer and employee non-solicitation covenant, as well as a general confidentiality covenant, following any termination of his or her employment. The CIC Severance Pay Plan is administered by the Company’s CNG Committee.
The relevant definitions under the Severance Pay Plan are summarized as follows:
• “Change in Control” means: (i) a consummation of a plan of dissolution or liquidation of the Company, (ii) a change in the majority control of the Company’s board of directors (unless approved by two-thirds of the current members of the board); or (iii) the consummation of certain business combinations, including a reorganization, merger or consolidation, or sale of all or substantially all of the assets of the Company, if the Company’s stockholders do not hold at least a majority (60% under the CIC Severance Pay Plan) of the combined voting power of the resulting company and the existing directors do not constitute at least a majority of the board of directors of the resulting company.
• “Good Reason” means: (i) the executive is assigned duties inconsistent in a material and adverse respect with his position and present responsibilities or a material and adverse change in the executive’s titles or offices with the Company immediately prior to the Change in Control; (ii) the executive’s base salary or target annual incentive is reduced; (iii) the executive is required to be based more than 50 miles from the location of his place of employment immediately before the Change in Control or travel on Company business to an extent substantially greater than immediately prior to the Change in Control; or (iv) failure of the Company to obtain the assumption of the CIC Severance Pay Plan from any successor. Isolated, insubstantial and inadvertent actions, taken in good faith and fully corrected by the Company within 10 days after notice do not generally constitute Good Reason.
• “Cause” refers to: (i) willful malfeasance or willful misconduct by the executive in connection with his or her employment; (ii) continuing failure to perform such duties by any employee to whom the executive reports or the board of directors; (iii) failure to observe material Company policies applicable to the executive which is demonstrably and materially injurious to the Company; or (iv) conviction of any felony or any misdemeanor involving moral turpitude.
The following table sets forth the potential payments that may be made to the NEOs upon a termination in connection with a Change in Control or otherwise. Except as described pursuant to the CIC Severance Pay Plan and award agreements above, there are no agreements, arrangements or plans that entitle executive officers to severance,

64  |  PACWEST BANCORP  2021 PROXY STATEMENT

perquisites or other enhanced benefits upon termination of their employment. The payments calculated below are based on the executive’s salary as of December 31, 2020 and assume a qualifying termination on December 31, 2020.
2020 NEO CHANGE IN CONTROL TABLE
Named Executive Officer	Base Salary ($)	Bonus ($)	Acceleration of Unvested Stock Awards ($)(1)	Continuation of Medical/ Welfare Benefits ($)(2)	Other Amounts ($)(3)	Total Termination Benefits ($)
Matthew P. Wagner
Voluntary Termination	—	—	—	—	—	—
Involuntary Termination(4)	$346,154	—	—	—	—	$346,154
Termination without Cause or for Good Reason after Change in Control(5)(6)	$3,000,000	$4,500,000	$2,713,002	$33,246	$60,225	$10,306,473
Disability(7)	—	—	—	—	—	—
Death(7)	—	—	$4,992,192	—	—	$4,992,192
Patrick J. Rusnak
Voluntary Termination	—	—	—	—	—	—
Involuntary Termination(4)	$207,692	—	—	—	—	$207,692
Termination without Cause or for Good Reason after Change in Control(5)(6)	$1,200,000	$1,200,000	$1,089,904	$31,224	$52,672	$3,573,800
Disability(7)	—	—	—	—	—	—
Death(7)	—	—	$2,004,695	—	—	$2,004,695
William J. Black Jr
Voluntary Termination	—	—	—	—	—	—
Involuntary Termination(4)	$276,923	—	—	—	—	$276,923
Termination without Cause or for Good Reason after Change in Control(5)(6)	$1,600,000	$1,600,000	$2,807,970	$—	$13,142	$6,021,112
Disability(7)	—	—	—	—	—	—
Death(7)	—	—	$2,807,970	—	—	$2,807,970
Christopher D. Blake
Voluntary Termination	—	—	—	—	—	—
Involuntary Termination(4)	$199,038	—	—	—	—	$199,038
Termination without Cause or for Good Reason after Change in Control(5)(6)	$1,150,000	$1,150,000	$677,452	$31,224	$52,210	$3,060,886
Disability(7)	—	—	—	—	—	—
Death(7)	—	—	$1,254,303	—	—	$1,254,303
Mark T. Yung
Voluntary Termination	—	—	—	—	—	—
Involuntary Termination(4)	$276,923	—	—	—	—	$276,923
Termination without Cause or for Good Reason after Change in Control(5)(6)	$1,600,000	$2,000,000	$1,577,403	7,806	$18,738	$5,203,947
Disability(7)	—	—	—	—	—	—
Death(7)	—	—	$2,033,041	—	—	$2,033,041

PACWEST BANCORP  2021 PROXY STATEMENT  |  65

(1)
The amounts in this column include the value of unvested equity awards that would accelerate upon the occurrence of a vesting event (as defined in the CIC Severance Pay Plan) as of December 31, 2020, calculated by multiplying the number of accelerated shares by the closing price of the Company’s common stock on December 31, 2020.

Upon a Change in Control defined above, each PRSU will: (i) be deemed earned at the target level with respect to all open performance periods if the Change in Control occurs within six months after the grant date, and (ii) be deemed earned at the actual performance level as of the date of the Change in Control if a change in control occurs more than six months after the grant date. In both cases, the PRSU will not be subject to any further performance conditions (and the number of PRSUs earned will be treated as the number of units that are outstanding, including for purposes of a subsequent vesting event), but will be subject to time-based service vesting following the Change in Control in accordance with the original performance period.
PRSUs and TRSAs accelerate vesting and vest in full with PRSUs performance deemed achieved (i) at target level with respect to all open performance periods if death occurs during the performance period, and (ii) at the actual performance level if death occurs after the end of the performance period but before the vesting date.
(2)
Represents reimbursement for COBRA payments based on the NEO’s premiums for health and dental insurance at December 31, 2020 multiplied by the NEO’s severance multiple.

(3)
Other amounts include three times, in the case of Mr. Wagner, and two times, in the case of the other NEOs the cost of life, long-term care and disability insurance premiums paid by the Company.

(4)
Under the Company’s employee severance policy, full-time employees of the Company are entitled to receive a severance benefit in the event their employment is terminated because of the elimination of a previously required position or previously required service, or due to the consolidation of departments, abandonment of plants or offices, or technological change or declining business activities, where such termination is intended to be permanent. The amount of severance benefit is determined based on the length of service and the employee’s base salary. In general, an eligible employee is entitled to a severance benefit of one week of base salary for each year of service plus a supplemental severance benefit based on level and term of service. In addition, eligible employees are entitled to an annual incentive prorated from the beginning of the calendar year to the date of separation. The amounts included in the table reflect 18 weeks of base salary for each NEO and do not include prorated bonuses because the involuntary termination is assumed to take place at the end of the year, and the NEO would already be entitled to the full bonus for 2020.

(5)
Assumes an effective date of a change in control and a qualifying termination of employment as of December 31, 2020. In addition to the payments provided in this row, in the event the NEO is terminated within 24 months following a change in control either: (i) by the Company for any reason other than cause or (ii) by the executive for good reason, the executive is entitled to receive accrued benefits, including salary and annual incentive, which are earned through the date of termination.

(6)
The CIC Severance Pay Plan is a “double trigger” program, meaning payments are made only if the NEO experiences a qualifying termination of employment within 24 months following the change in control. The amounts shown in the first three columns of the above table for “termination without cause or for good reason after change in control” are based on the following assumptions and provisions of the Severance Pay Plan. In the event the named executive is terminated within two years after a change in control either: (i) by the Company for any reason other than cause or (ii) by the executive for good reason, the Company is required to pay an amount equal to 200% (300% in the case of Mr. Wagner) of the sum of the executive’s base salary and target EIC Plan award.

For a termination at December 31, 2020:
•
Mr. Wagner had a base salary of  $1,000,000 and an EIC Plan target of 150% of his base salary, or $1,500,000;

•
Mr. Rusnak had a base salary of  $600,000 and an EIC Plan target of 100% of his base salary, or $600,000;

•
Mr. Black had a base salary of  $800,000, and an EIC Plan target of 100% of his base salary, or $800,000;

•
Mr. Blake had a base salary of  $575,000, and an EIC Plan target of 100% of his base salary, or $575,000;

•
Mr. Yung had a base salary of  $800,000 and an EIC Plan target of 125% of his base salary, or $1,000,000.

See Compensation Discussion and Analysis — 2020 Executive Compensation Decisions beginning on page 48 of this Proxy Statement for more information regarding the award opportunities under the EIC Plan during 2020.
(7)
A termination of employment due to death or disability does not entitle the NEOs to any payments or benefits that are not available to salaried employees generally. However, unvested TRSAs vest upon death. Unvested PRSUs vest at target levels upon death during the performance period.

66  |  PACWEST BANCORP  2021 PROXY STATEMENT

CEO Pay Ratio
The Company believes executive pay should be aligned with our employees to create stockholder value. Annually, the CNG Committee reviews the amounts paid to our CEO as compared to amounts paid to all employees.
Set forth below is the annual total compensation of our median employee, the annual total compensation of our CEO, Mr. Wagner, and the ratio of those two amounts:
•
The 2020 annual total compensation of the median employee of the Company (other than our CEO) was $80,045;

•
The 2020 annual total compensation of Mr. Wagner was $4,952,491; and

•
For 2020, the ratio of the annual total compensation of Mr. Wagner to the median annual total compensation of all our employees was 62.

Our CEO-to-median employee pay ratio is calculated in accordance with Item 402(u) of Regulation S-K promulgated by the SEC. The rules for determining the pay ratio based on the median employee’s annual total compensation allow companies to utilize different methodologies that reflect their employment and compensation practices. As such, the pay ratio reported by other companies may not be comparable to our pay ratio. To determine the median employee, we used the following methodology:
•
Examined actual 2020 earnings from payroll records;

•
Excluded employees who separated in 2020 such that only active employees at December 31, 2020 were considered;

•
Excluded the CEO and employees with no 2020 regular earnings (i.e., former employees receiving deferred compensation payments); and

•
With respect to employees hired in 2020, we annualized regular pay to equal a twelve-month period as follows:

 –
annualized regular pay, plus

 –
actual stock compensation, plus

 –
actual bonus.

The results were sorted from lowest total compensation to highest total compensation to determine the median employee. After identifying the median employee, the Company calculated the 2020 annual total compensation for both our median employee and our CEO using the same methodology that the Company used to calculate the CEO’s annual total compensation for the Summary Compensation Table in this Proxy Statement and as further described below:
•
Stock compensation equals:

 –
with respect to TRSAs, the Company’s closing price on the grant date of the Company’s common stock underlying such awards granted in 2020, and

 –
with respect to PRSUs, the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 at the target level of payout;

•
Cash bonus equals 2020 bonus paid in the first quarter of 2021; and

•
Total compensation includes other compensation items such as dividends on unvested TRSAs and perquisites.

The CEO’s total compensation is divided by the median employee’s total compensation to determine the CEO pay ratio.

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AMENDED AND RESTATED PACWEST BANCORP 2017 STOCK INCENTIVE PLAN
Proposal 3—Approval of Amended and Restated PacWest Bancorp 2017 Stock Incentive Plan
On March 19, 2021, upon the recommendation and approval of our CNG Committee, our Board approved the adoption of the Amended and Restated PacWest Bancorp 2017 Stock Incentive Plan (the “2017 A&R SIP”) subject to approval by our stockholders at the Annual Meeting. Unless terminated sooner or as otherwise set forth below, the 2017 A&R SIP will expire on December 31, 2026. The 2017 A&R SIP is essentially the same as the PacWest Bancorp 2017 Stock Incentive Plan (the “Original 2017 Plan”) except that the 2017 A&R SIP (i) provides 2,650,000 additional shares for grant, (ii) revises the definition of  “Change in Control” to align with the definition in our CIC Severance Pay Plan, (iii) allows the Administrator (as defined in the 2017 A&R SIP) to grant other types of equity-based or cash-based awards, and (iv) expires on December 31, 2026.
If approved by the stockholders, the 2017 A&R SIP will be effective as of the date of the Annual Meeting. A description of the material provisions of the 2017 A&R SIP is included below under the section entitled Summary of the Amended and Restated PacWest Bancorp 2017 Stock Incentive Plan and the 2017 A&R SIP is attached as Appendix A to this Proxy Statement.
In the event that the 2017 A&R SIP is not approved by stockholders at the Annual Meeting, then the 2017 A&R SIP shall terminate and the Company will continue to be able to make grants under the Original 2017 SIP.

The PacWest Board of Directors recommends a vote FOR the Amended and Restated PacWest Bancorp 2017 Stock Incentive Plan.

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Background
As of December 31, 2020, there were 118,414,853 shares of common stock outstanding.
Our equity-based compensation model, including the broad-based participation of our employees and the portion of equity compensation paid to our senior executives and our Board, results in a “burn rate” as indicated in the chart below. Burn rate is the calculation for measuring the annual usage of shares.
		2018	2019	2020	Average
(a)	Time-vested restricted stock granted(1)	521,013	852,184	859,568	744,255
(b)	Performance-based stock units granted	86,716	112,815	143,543	114,358
(c)	Performance-based stock units vested(1)	0	142,051	86,349	76,133
(d)	Shares underlying options granted(1)	0	0	0	0
(e)	Weighted-average basic shares outstanding	123,640,000	118,966,000	116,853,000	119,819,667
(f)	Burn rate (a) + (c) + (d)/(e)(2)	0.42%	0.84%	0.81%	0.69%

(1)
Reflects the gross number of shares and shares underlying awards made to employees and directors during the respective year. For PRSUs, the amounts reflect the number of shares vested upon actual performance achieved.

(2)
Not adjusted for forfeitures, withholding and expirations, which would reduce the burn rate if taken into account.

Our CNG Committee recognizes that, as commonly calculated, the total potential dilution or “overhang” resulting from the adoption of the 2017 A&R SIP would be 5.38%. The overhang is calculated as follows as of March 1, 2021 assuming the 2017 A&R SIP is approved:
(a)	Remaining shares available under Original 2017 SIP	949,590
(b)	Shares available under the 2017 A&R SIP if approved	2,650,000
(c)	Shares underlying outstanding time-vested restricted stock awards	2,230,161
(d)	Shares underlying outstanding performance stock units (based on target performance)	581,220
(e)	Total shares authorized for or outstanding under employee awards (a+b+c+d)	6,410,971
(f)	Total shares outstanding	119,146,622
(g)	Overhang (e/f)	5.38%
The total number of additional shares available for grant under the 2017 A&R SIP is 2,650,000 which is much smaller than the number of shares available for grant under the Original 2017 SIP of 4,000,000. In addition, there are no appreciation awards/options, warrants or rights currently outstanding.
Summary of the Amended and Restated PacWest Bancorp 2017 Stock Incentive Plan
A summary of the 2017 A&R SIP appears below. It does not purport to be complete and is qualified in its entirety by reference to the provisions of the 2017 A&R SIP itself. The 2017 A&R SIP is attached as Appendix A to this Proxy Statement.
Introduction
The Company requests that its stockholders approve the 2017 A&R SIP. The 2017 A&R SIP will be instrumental in promoting the success of the Company by providing additional means to attract, retain, motivate, and reward key employees and non-employee directors of the Company through grants of equity compensation for high levels of individual performance and financial performance of the Company while, at the same time, aligning Company performance with stockholder interests. The Board continues to believe that the ability to offer time-based restricted stock awards, performance- based restricted stock unit awards and other forms of equity compensation is a valuable tool for attracting, retaining, motivating, and rewarding key employees, non-employee directors and consultants and therefore recommends adoption of the 2017 A&R SIP.
The material features of the 2017 A&R SIP are described below.

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Administration; Eligibility and Vesting
The Board has appointed the CNG Committee to administer the 2017 A&R SIP. Company employees and non-employee directors are eligible to participate, and the number of employees and non-employee directors eligible to participate in the 2017 A&R SIP may increase or decrease from time to time. At December 31, 2020, approximately 269 officers and employees had outstanding awards and 10 non-employee directors were eligible to receive awards under the 2017 SIP. Awards may also be granted to consultants or advisors who perform or agree to perform bona fide services for the Company, except that options intended to qualify as incentive stock options
(“ISOs”) within the meaning of Section 422 of the Code may only be granted to employees. The CNG Committee determines the participants eligible to receive awards, the type, price, number of shares and other terms of such awards, and the form and terms of award agreements. The CNG Committee will determine the vesting and, where applicable, the expiration date of awards, but awards that provide for the right to acquire stock may not remain outstanding more than 10 years after the grant date or, as discussed below, five years in the case of certain employee ISOs.

Shares Available for Grant; Adjustments; Transferability
Shares Available for Grant

Subject to adjustment as described below, the total number of shares of common stock that may be subject to awards granted under the 2017 A&R SIP is 6,650,000 (representing 4,000,000 shares originally approved for grant under the Original 2017 SIP plus the 2,650,000 shares added as a result of the approval of the 2017 A&R SIP). Shares of common stock underlying awards will be available for reissuance under the 2017 A&R SIP in the event that an award expires or is canceled or otherwise terminated without the delivery of common stock. In addition, to the extent that shares issued under the 2017 A&R SIP are repurchased by the Company, such shares will again be available for reissuance under the 2017 A&R SIP, except that the aggregate number of shares issuable upon the exercise of ISOs may not exceed 6,650,000 shares. Shares that are withheld or tendered to the Company to pay taxes or to pay the exercise price of options or other awards will not become available for reissuance under the 2017 A&R SIP, and shares subject to a SAR that are not issued in connection with the stock settlement of that SAR will not become available for reissuance under the 2017 A&R SIP.
Adjustments and Extraordinary Events

The 2017 A&R SIP provides that if there is any increase or decrease in the number of issued and outstanding shares of common stock resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Company’s common stock, any extraordinary cash dividend, or any other increase or decrease in the number of issued and outstanding shares of common stock, effected without the receipt of consideration by the Company, then the number of shares that pertain to each outstanding award and the exercise price of each option and stock appreciation right will be proportionately adjusted.
Transferability

Generally, awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the participant, only by the participant. The CNG Committee, however, may permit a participant to transfer any of such participant’s awards, other than ISOs, to one or more of the participant’s immediate family members or to trusts established in whole or in part for the benefit of the participant and/or one or more of such immediate family members, to the extent that neither the transfer of such award to the immediate family member or trust, nor the ability of a participant to make such a transfer, will have adverse consequences to the Company or the participant by reason of Section 162(m) of the Code.

Term of the 2017 A&R SIP
Unless terminated sooner, the 2017 A&R SIP will expire on December 31, 2026.

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Types of Awards—Performance Stock Awards and Restricted Stock Awards
Performance Stock Awards

Under the 2017 A&R SIP, the CNG Committee may grant performance-based stock awards. Performance-based stock awards are granted subject to a risk of forfeiture which lapses as the participant vests in the stock or units granted. Subject to the minimum vesting limitations set forth in the 2017 A&R SIP, the participant vests in the common stock or units underlying such performance-based stock award, in whole or in part, if certain goals established by the CNG Committee are achieved over a designated period of time, but in no event more than 10 years after the grant date. If the performance goals are not satisfied within the designated period of time, the performance-based stock award will automatically be forfeited.
Performance Criteria

Under the 2017 A&R SIP, at the discretion of the CNG Committee, the performance goals for performance stock awards may be based upon the attainment of one or more of the following business criteria, determined either in absolute terms or relative to the performance of one or more similarly situated companies or a published index covering the performance of a number of companies. If the 2017 A&R SIP is approved, the performance goals may include, without limitation, the following criteria: (i) net income or other measures of profit; (ii) core pre-tax pre-provision revenue; (iii) core pre-tax pre-provision earnings growth; (iv) return on average assets (“ROAA”); (v) cash ROAA; (vi) return on average equity (“ROE”); (vii) cash ROE; (viii) diluted or basic earnings per share (“EPS”); (ix) cash EPS; (x) stock price; (xi) total shareholder return; (xii) net charge-offs/total assets; (xiii) non-performing assets/total assets; (xiv) classified assets/(Tier I Capital + ALLL); (xv) net interest margin (“NIM”); (xvi) NIM (tax equivalent); (xvii) return on average tangible common equity; (xviii) efficiency ratio; (xix) loan and lease growth; (xx) deposit growth; (xxi) operating earnings; (xxii) loan originations; (xxiii) capital ratios; (xxiv) adversely classified assets; (xxv) non-accrual loans; (xxvi) regulatory ratings; and (xxvii) pro-provision net revenue. When establishing performance goals for a performance-based stock award, the CNG Committee may exclude (or make adjustments on account of) any or all “unusual or infrequently occurring” items as determined under U.S. generally accepted accounting principles (including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, goodwill impairment and other unusual or infrequently occurring items), changes in applicable tax laws or accounting principles or such other factors as the CNG Committee deems appropriate. The CNG Committee may also grant performance-based stock awards that vest over the passage of time, but for which vesting is accelerated upon the attainment of specified performance goals.
Restricted Stock Awards

Under the 2017 A&R SIP, the CNG Committee may grant time-based restricted stock awards to eligible participants. Restricted stock awards are granted subject to a risk of forfeiture which lapses as the participant vests in the stock or units granted. Subject to the minimum vesting limitations set forth in the 2017 A&R SIP, the participant vests in the common stock or units underlying such time-based restricted stock awards at such times and under such conditions as are determined by the CNG Committee and set forth in the time-based restricted stock award agreement. The Company intends that time-based restricted stock awards will vest over specified periods of time and will not require the satisfaction of any performance conditions in order to vest.
Rights as Stockholder; Payment of Dividends

Upon the granting of a time-based restricted stock award and the vesting of a performance-based restricted stock award, the participant has the rights of a stockholder with respect to the voting of the common stock underlying such award, subject to the conditions contained in the award agreement. The award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends or dividend equivalents paid on the shares of common stock underlying a restricted stock award or performance-based stock award.
As a practice, dividends are not paid on a current basis on unvested performance-based stock awards. Instead, any dividends will be accrued and paid out when the performance-based stock award vests based on the actual number of shares delivered. Unvested time-based restricted stock awards are entitled to receive any dividends on a current basis.
Vesting

Subject to the minimum vesting limitations set forth in the 2017 A&R SIP, all stock awards will vest at such times and under such conditions as determined by the CNG Committee and as set forth in the relevant stock award agreement.

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Types of Awards—Stock Options
Stock Options

Under the 2017 A&R SIP, the CNG Committee may from time to time grant stock options, either ISOs or non-statutory stock options, to acquire shares of the Company’s common stock to eligible participants. As required by the Code and applicable regulations, ISOs are subject to certain limitations not applicable to non-ISOs. The exercise price of all stock options will be determined by the CNG Committee, but may not be less than 100% of the fair market value of the Company’s common stock on the date of grant. The exercise price for any ISO granted to any eligible employee owning more than 10% of the total combined voting power of all classes of the Company’s stock may not be less than 110% of the fair market value of the Company’s common stock on the date of grant and the term of such ISO may not exceed five years from the date of grant.
The exercise price may be adjusted in the event of changes in the capitalization of the Company. The aggregate fair market value (determined at the date of grant) of common stock subject to all ISOs held by an employee that vest in any single calendar year cannot exceed $100,000.
Vesting

Subject to the minimum vesting limitations set forth in the 2017 A&R SIP, all stock options will be exercisable and will vest at such times and under such conditions as determined by the CNG Committee and set forth in the relevant stock option agreement.
Method of Exercise

The form of consideration to be received and the method of payment for shares of common stock to be issued upon exercise of a stock option is determined by the CNG Committee (subject to the paragraph below) and may consist of cash, check, recourse note carrying a market interest rate that may or may not be secured in the discretion of the CNG Committee, delivery of previously acquired Company common stock, or any combination of the foregoing. Any shares so delivered to the Company shall be valued at their fair market value on the exercise date.
Holders of stock options have the right to use previously vested stock in satisfaction of all or a part of the stock option exercise price as follows: (i) a holder can elect to have the Company withhold from the stock otherwise issuable upon the exercise of such stock option a portion of the stock with an aggregate fair market value equal to the stock option exercise price or (ii) the holder can elect to deliver to the Company at the time the stock option is exercised, stock previously acquired by the holder with an aggregate fair market value equal to the stock option exercise price.

Types of Awards—Stock Appreciation Rights
Under the 2017 A&R SIP, the CNG Committee may from time to time grant SARs. The exercise price of all SARs will be determined by the CNG Committee, but the price may not be less than the fair market value of the Company’s common stock on the date of grant. Upon exercise of a SAR, the participant (or any person having the right to exercise the SAR after his or her death) shall receive an amount equal to the amount by which the fair market value of a share on the date of surrender exceeds the exercise price of such SAR. We will pay this amount in the form of common stock, cash, or any combination thereof as determined by the CNG Committee. Subject to the minimum vesting limitations set forth in the 2017 A&R SIP, all SARs will be exercisable and will vest at such times and under such conditions as determined by the CNG Committee and set forth in the relevant SAR agreement. Upon the occurrence of a vesting event as described below under Treatment of Awards Upon a Change in Control, all SARs that are outstanding on such date will become exercisable whether they are vested or not.

Types of Awards—Other Stock-Based or Cash-Based Awards Rights
The CNG Committee may grant other types of equity-based, equity-related or cash-based awards (including, without limitation, the grant or offer for sale of unrestricted shares, bonus share awards and phantom share awards) in such amounts and subject to such terms and conditions as the CNG Committee may determine. The terms and conditions set forth by the CNG Committee in the applicable award agreement may relate to the achievement of performance goals, as determined by the CNG Committee at the time of grant. Such awards may entail the transfer of actual shares to award recipients and may include awards designed to comply with or take advantage of applicable local laws of jurisdictions other than the United States.

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Termination of Service, Disability or Death
Termination of Service

Upon termination of service other than due to death, disability or cause, the participant may exercise his or her option or SAR on or prior to the date that is three months following the date of termination to the extent that such participant was entitled to exercise such option or SAR on the date of termination (but in no event later than the expiration of the term of such option or SAR). Treatment of time-based restricted stock awards and performance-based stock awards on termination of service is determined under the applicable award agreement.
Disability of Participant

Upon termination of service due to disability, the participant may exercise his or her option or SAR on or prior to the date that is 12 months following the date of termination to the extent that such participant was entitled to exercise such option or SAR on the date of termination (but in no event later than the expiration of the term of such option or SAR). Treatment of time-based restricted stock awards and performance-based stock awards due to disability is determined under the applicable award agreement.
Death of Participant

In the event that a participant should die while in service, the participant’s option or SAR may be exercised by the participant’s estate or by a person who has acquired the right to exercise the option or SAR by bequest or inheritance, but only on or prior to the date that is 12 months following the date of death, and only to the extent that the participant was entitled to exercise the option or SAR at the date of death (but in no event later than the expiration date of the term of such option or SAR).
Time-based restricted stock awards and performance-based restricted awards accelerate vesting and, in terms of performance-based restricted stock awards, vest in full with performance deemed achieved (i) at target level with respect to all open performance periods if death occurs during the performance period, and (ii) at the actual performance level if death occurs after the end of the performance period and before the vesting date.

Treatment of Awards Upon a Change in Control
In the event of a Change in Control (as defined in the 2017 A&R SIP), awards will not vest upon the closing of the transaction and will be subject to double-trigger vesting upon (i) the termination of a participant’s service without Cause (as defined in the 2017 A&R SIP) or the participant’s resignation for Good Reason (as defined in the 2017 A&R SIP) within 24 months after the Change in Control or (ii) death. With respect to performance-based restricted stock (x) that have a separate target and maximum performance level, such awards will be (a) deemed earned at the target level with respect to all open performance periods if a Change in Control occurs within six months after the date of grant or (b) deemed earned at the actual performance level as of the date of the Change in Control if the Change in Control occurs more than six months after the date of grant, and (y) that do not have a separate target and maximum performance level, such awards will be deemed earned at the target performance level, and in all cases, such performance-based restricted stock awards will cease to be subject to any further performance conditions.
For purposes of the 2017 A&R SIP, Change in Control generally means: (i) the consummation of a plan of dissolution or liquidation of the Company; (ii) the incumbent board members cease to constitute at least a majority of the Board; (iii) the consummation of a plan of reorganization, merger or consolidation involving the Company, if the Company’s stockholders do not hold at least 60% of the combined voting power of the resulting company or the individuals who were members of the Company’s incumbent Board do not constitute at least a majority of the board of directors of the resulting company; (iv) the sale of all or substantially all of the assets of the Company; or (v) the acquisition by another person of stock representing more than 50% of the Company’s then outstanding voting power.

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Amendment and Termination of the 2017 A&R SIP
The Board may at any time amend, alter, suspend or discontinue the 2017 A&R SIP in its discretion, but no amendment, alteration, suspension or discontinuation may be made which would impair the rights of any participant under any grants theretofore made without his or her consent. In addition, to the extent necessary and desirable to comply with Section 422 of the Code
(or any other applicable law or regulation, including the requirements of any stock exchange or national market system upon which the Company’s common stock is then listed), the Company will obtain stockholder approval of any amendment to the 2017 A&R SIP in such a manner and to such a degree as is required.

No Repricing or Reloads
The CNG Committee may not, without first obtaining stockholder approval, take any action that would be considered a “repricing” of options or other awards (or cash buyback of underwater options or other awards) including (i) any reduction in the exercise price or cancellation of an option or other award in exchange for an option or other award with a lower exercise price or (ii) cancellation of an option or other award for cash or another grant if the exercise price of the option or other award is greater than the fair market value of the shares subject to the option or other award at the time of cancellation. The CNG Committee may not grant any awards with automatic reload features.

Minimum Vesting
All employee awards will be subject to a minimum vesting schedule of at least 12 months following the award grant date (including performance awards, which will be subject to a minimum performance period of at least 12 months); provided, however, that vesting for all awards may accelerate in connection with the earlier of: (1) the termination of a participant’s service by the Company or any successor entity thereto without
Cause or by the participant for Good Reason within 24 months following the occurrence of a Change in Control; and (2) the death of a participant. Notwithstanding the foregoing, up to 5% of the shares available for grant under the 2017 A&R SIP may be granted with a minimum vesting schedule that is shorter than 12 months.

Federal Income Tax Consequences
The following is a brief description of the U.S. federal income tax consequences generally arising with respect to the grant of stock options, SARs and restricted stock awards. This summary is not intended to (and does not) constitute tax advice to participants in the 2017 A&R SIP and is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. Participants are advised to consult with their own independent tax advisors with respect to the specific tax consequences that, in light of their particular circumstances, might arise in connection with their receipt of awards under the 2017 A&R SIP, including any state, local or foreign tax consequences and the effect, if any, of gift, estate and inheritance taxes.
Stock Options and SARs

The grant of a stock option or SAR will generally create no tax consequences for the participant or the Company at the grant date. A participant will generally not recognize taxable income upon exercising an ISO except that the alternative minimum tax may apply (depending on the participant’s individual circumstances). Upon exercising a stock option (other than an ISO) or SAR, the participant will recognize ordinary income equal to the excess of the fair market value of the freely transferable and nonforfeitable common stock (and/or cash or other property) acquired on the date of exercise over the exercise price.
If a participant holds common stock acquired under the ISO for at least two years from the grant date and one year from the exercise date, referred to as the required holding period, any gain or loss realized by the participant upon the subsequent disposition of such common stock will be taxed as long-term capital gain or loss and may be subject to a 3.8% net investment income tax. Upon a disposition of common stock acquired upon exercise of an ISO before the end of the required holding period, the participant generally will recognize ordinary income equal to the lesser of: (i) the excess of the fair market value of the common stock at the date of exercise of the ISO over the exercise price or (ii) the amount realized upon the disposition of the ISO common stock over the exercise price. Otherwise, a participant’s disposition of common stock acquired upon the exercise of a stock option (including an ISO for which the required holding period is met) or SAR generally will result in short-term or long-term capital gain or loss measured by the

74  |  PACWEST BANCORP  2021 PROXY STATEMENT

difference between the sale price and the participant’s tax basis in such common stock, or the tax basis in stock option common stock generally being the exercise price plus any amount recognized as ordinary income in connection with the exercise of the stock option, although special rules may apply if the exercise price is paid in previously acquired common stock).
Performance-Based Restricted Stock and Time-Based Restricted Stock Awards

Generally, the recipient of an award of performance stock or restricted stock will not recognize ordinary income at grant. Instead, the participant generally will recognize ordinary income when the performance-based restricted stock or units or time-based restricted stock or units becomes vested, equal to the fair market value of the common stock on the vesting date. The Company will generally receive a tax deduction equal to the amount of ordinary income recognized by the recipient.
Limits on Value of Awards to Non-Employee Directors

No non-employee director may be granted compensation with a value in excess of  $1,000,000 in any calendar year, with the value of equity-based awards based on the accounting grant date value of the award.

Deduction/Section 162(m) of the Internal Revenue Code
The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with the delivery of common stock (or cash) pursuant to a restricted stock award or the exercise of a stock option or SAR. The Company will not be entitled to any tax deduction with respect to an ISO if the participant holds the common stock for the required holding period prior to disposition of the common stock and is generally not entitled to a tax deduction with respect to any amount that represents a capital gain to a participant or that represents compensation in excess of  $1 million paid to “covered employees” under Section 162(m) of the Code. For this purpose, a “covered employee” includes our CEO, CFO and our three highest compensated employees other than the CEO and CFO (based on compensation reported to our stockholders).
For more complete information concerning the 2017 A&R SIP, please refer to Appendix A of this Proxy Statement.
The amount of each recipient’s award for future years will be determined based on the discretion of the CNG Committee and therefore cannot be calculated. There is no formula used to determine the number or value of awards. As a result, we cannot determine the number or type of awards that will be granted under the 2017 A&R SIP to any participant in 2021, if any, or in subsequent fiscal years. The awards granted in 2020 under the Original 2017 SIP, which would not have changed if the 2017 A&R SIP had been in place instead of the Original 2017 SIP, are set forth in the table below.

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	Awards Granted in 2020 Under the 2017 Stock Incentive Plan
Name and Position	Dollar value ($)(1)	Number of Shares/Units(2)
Matthew P. Wagner President and CEO of the Company and Pacific Western Bank	$3,038,990	83,481
Patrick Rusnak Executive Vice President, CFO of the Company and Pacific Western Bank	$1,215,581	33,392
William J. Black Jr. Executive Vice President, Strategy and Corporate Development of the Company and Pacific Western Bank	$2,265,170	110,550
Christopher D. Blake Executive Vice President, President and Chief Executive Officer of the Community Banking Group of the Company and Pacific Western Bank	$797,743	21,914
Mark T. Yung Executive Vice President, COO of the Company and Pacific Western Bank	$1,620,751	44,522
Executive officers as a group (includes NEOs)	$12,861,420	404,252
Non-employee directors as a group	$626,850	37,357
Employees other than executive officers as a group	$9,467,039	561,502

(1)
Dollar value reflects the grant date fair value of all stock awards granted in 2020.

(2)
Includes PRSUs and TRSAs granted in 2020. For performance-based stock units, shares granted are based on the target number of shares.

Equity Compensation Plan Information
The following table provides information as of December 31, 2020, regarding securities to be issued under our equity compensation plans in effect during fiscal year 2020:
Plan Category	Plan Name	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	The PacWest Bancorp 2017 Stock Incentive Plan	315,008(1)	—	1,419,006
Equity compensation plans not approved by security holders	None	—	—	—

(1)
Amount includes PRSUs granted in 2018, 2019 and 2020 that may be issued at the end of their three-year performance period if certain financial metrics are met. The number of units shown represents a target amount and the number of units that will ultimately vest is unknown. Amount does not include 1,608,126 shares of unvested TRSAs outstanding under the 2017 Stock Incentive Plan with a zero exercise price as of December 31, 2020.

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AUDIT MATTERS
Proposal 4―Ratification of the Appointment of Independent Auditors
The Company’s Audit Committee appointed the firm of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2021 and is submitting its selection for ratification by our stockholders. KPMG LLP has served as the independent auditors for the Company or its predecessors since 1982. Subject to the matters discussed under the section entitled Audit Committee Report, the Audit Committee carefully considered the firm’s qualifications as independent auditors for the Company, including a review of the qualifications of the engagement team, the quality control procedures the firm has established and any issues raised by the most recent quality control review of the firm. The Audit Committee’s review also included the matters regarding auditor independence discussed under the section entitled Audit Committee Report, including whether the nature and extent of non-audit services would impair the independence of the auditors. Services provided to the Company and its subsidiaries by KPMG LLP during fiscal year 2020 are described under the section titled Independent Auditor Fees above.
The Company’s organizational documents do not require that stockholders ratify the appointment of KPMG LLP as independent auditors. The Company is seeking stockholder approval because the Board believes it is a matter of good corporate governance practice. If the stockholders do not ratify the appointment of KPMG LLP, then the Audit Committee may consider the appointment of other independent auditors, but is not required to do so. The Audit Committee retains the power to replace the independent auditors if the Audit Committee determines that the best interests of the Company warrant a change.

The PacWest Board of Directors recommends a vote FOR the ratification of the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2021.

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Independent Auditor
The Audit Committee reappointed the firm of KPMG LLP as independent auditors to audit the financial statements of the Company for the current fiscal year. Representatives from KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Independent Auditor Fees
The following is a description of fees for professional audit services rendered by KPMG LLP for the audit of the Company’s annual financial statements for 2020 and 2019 as well as fees billed for other services rendered by KPMG LLP.
Audit Fees
Audit fees include fees for the annual audit of the Company’s financial statements included in the Annual Report, review of interim financial statements included in the Company’s quarterly reports on Form 10-Q, review of registration statements filed with the SEC and the issuance of consents and comfort letters. The aggregate audit fees earned by KPMG LLP for the years ended December 31, 2020 and 2019 totaled $2,710,000 and $3,110,072, respectively.
Audit-Related Fees
Audit-related fees consist of assurance and related services that are reasonably related to the performance of the audit. No audit-related fees were billed to the Company by KPMG LLP for the years ended December 31, 2020 and 2019.
Tax Fees
Tax fees include corporate tax compliance, planning and advisory services. The aggregate tax fees billed to the Company by KPMG LLP for the years ended December 31, 2020 and 2019 totaled $971,372 and $961,167, respectively. Of the 2020 and 2019 tax fees, tax compliance and preparation fees totaled $920,283 and $773,870, respectively.
All Other Fees
No other fees were billed to the Company by KPMG LLP for the years ended December 31, 2020 and 2019.
Pre-Approval Policies and Procedures
The Audit Committee adopted a policy that requires advance approval by the Audit Committee of all audit, audit-related, tax and all other services performed by the independent auditors. During 2020, the Audit Committee pre-approved all audit services, non-audit services, audit-related services and tax services performed by KPMG LLP on behalf of the Company. In approving any non-audit services, the Audit Committee considered whether the provision of such services would be compatible with maintaining the independence of KPMG LLP.

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Audit Committee Report
The Audit Committee assists the Board in oversight of: (i) the quality and integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence, (iv) the performance of the independent auditors and the Company’s internal audit function and (v) in conjunction with the Risk Committee, the Company’s risk management functions. The Audit Committee also assists in deciding whether to appoint, retain or terminate the Company’s independent auditors and pre-approves all audit, audit-related and other services, if any, to be provided by the independent auditors.
Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements and the effectiveness of internal control over financial reporting, the Company’s accounting and financial reporting principles and policies and internal controls and the procedures that provide for compliance with accounting standards and applicable laws and regulations. Our independent auditors are responsible for performing an independent audit of the Company’s annual financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles, reviewing the Company’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q and annually reporting on the effectiveness of the Company’s internal control over financial reporting and other procedures.
During 2020, the Audit Committee performed all of its duties and responsibilities under the Audit Committee charter. The Audit Committee reviewed and discussed the audited consolidated financial statements as of and for the year ended December 31, 2020 with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee as well as by SEC regulations.
The Audit Committee received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee. The Audit Committee also discussed auditor independence with the independent auditors.
Based upon the reports and discussions described above and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee’s charter, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company for 2020 be included in its Annual Report on Form 10-K for filing with the SEC.
AUDIT COMMITTEE
Susan E. Lester, Chairperson
Paul R. Burke
Craig A. Carlson
C. William Hosler
Roger H. Molvar

PACWEST BANCORP  2021 PROXY STATEMENT  |  79

OWNERS OF MORE THAN FIVE PERCENT
The following table sets forth the beneficial owners of more than five percent of the outstanding shares of the Company’s common stock as of the dates set forth in the footnotes below. Based on the public filings that beneficial owners of more than five percent of the outstanding shares of the Company’s common stock are required to make with the SEC, other than as otherwise set forth below, there are no beneficial owners of more than five percent of the outstanding shares of the Company’s common stock as of the dates set forth in the footnotes below.
	Amount and Nature of Beneficial Ownership of Common Stock(1)
Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class(1)
The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	11,964,264	10.23%
BlackRock, Inc.(3) 55 East 52nd Street New York, NY 10055	11,897,314	10.18%

(1)
Based on 116,916,461 shares of common stock of the Company issued and outstanding as of the Record Date, excluding 2,189,181 shares of unvested TRSAs. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any shares which such person or persons has the right to acquire within 60 days of the Record Date are deemed to be outstanding for such person or persons, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Based on a Schedule 13G/A filed February 10, 2021, by The Vanguard Group (“Vanguard 13G/A”). According to the Vanguard 13G/A, The Vanguard Group is the beneficial owner of 11,964,264 shares of Company common stock with sole dispositive power over 11,778,127 of such shares and sole voting power over 0 of such shares.

(3)
Based on a Schedule 13G/A filed March 10, 2021, by BlackRock, Inc. (“BlackRock 13G/A”). According to the BlackRock 13G/A, BlackRock, Inc. is the beneficial owner of 11,897,314 shares of Company common stock with sole disposition power over all such shares and sole voting power over 11,415,155 of such shares.

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OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the Record Date by: (1) each director; (2) each individual named in the Summary Compensation Table on page 59; and (3) our current directors and executive officers as a group.
	Amount and Nature of Beneficial Ownership of Common Stock(1)
Name	Number of Shares Owned	Percent of Class
Directors and Director Nominees Who Are Not Named Executive Officers:
John M. Eggemeyer, III	225,684	*
Tanya M. Acker	10,406	*
Paul R. Burke	40,739(2)	*
Craig A. Carlson	16,347	*
C. William Hosler	50,497	*
Susan E. Lester	31,452	*
Arnold W. Messer	39,421	*
Robert H. Molvar	23,044	*
James J. Pieczynski	184,749	*
Daniel B. Platt	31,491(3)	*
Robert A. Stine	35,031(4)	*
Paul W. Taylor	472	*
Named Executive Officers:
Matthew P. Wagner Chief Executive Officer and President of the Company and Pacific Western Bank, Current Director and Director Nominee	628,524(5)	*
Patrick J. Rusnak Executive Vice President, Former Executive Vice President, Corporate Executive Administration	93,551(6)	*
William J. Black, Jr. Executive Vice President, Strategy and Corporate Development of the Company and Pacific Western Bank	—(7)	*
Christopher D. Blake Executive Vice President, President and Chief Executive Officer of the Community Banking Group of the Company and Pacific Western Bank	60,597(8)	*
Mark T. Yung Executive Vice President and Chief Operating Officer of the Company and Pacific Western Bank, Current Director	32,635(9)	*
All Current Directors and Executive Officers as a group (21 persons)	1,521,135	1.30%

*
Represents less than 1.0% of the outstanding shares of the Company’s common stock calculated in accordance with Rule 13d-3 of the Exchange Act. See footnote (1) below.

(1)
For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days of the March 15, 2021 Record Date. This would include any restricted stock which vests within 60 days of the Record Date. Unless otherwise indicated, the nature of the beneficial ownership is sole voting and investment powers over the shares indicated. For purposes of this table, “percent of class” is based on 116,916,461 shares of common stock of the Company issued and outstanding as of the Record Date, excluding 2,189,181 shares of unvested TRSAs. For purposes of computing the percentage of outstanding shares of common stock held by each

PACWEST BANCORP  2021 PROXY STATEMENT  |  81

person or group of persons named above, any shares which such person or persons has the right to acquire within 60 days of the Record Date are deemed to be outstanding for such person or persons, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person. The amounts in the table are as of the Record Date.
(2)
Mr. Burke has shared voting and investment power with respect to 1,500 shares that are held in trust of which he is a co-trustee.

(3)
Mr. Platt has shared voting and investment power with respect to 24,725 shares that are held in a trust of which he is co-trustee.

(4)
Mr. Stine has shared voting and investment power with respect to 31,635 shares that are held in a trust of which he is co-trustee.

(5)
Mr. Wagner’s beneficial ownership amount does not include: (i) 313,821 shares of unvested PRSUs; (ii) 525,563 shares of unvested TRSAs; and (iii) 17,003 shares of common stock owned by his spouse and for which he disclaims beneficial ownership.

(6)
Mr. Rusnak was appointed Executive Vice President, Corporate Executive Administration on January 1, 2021.

(7)
Mr. Black’s beneficial ownership amount does not include: (i) 15,713 shares of unvested PRSUs and (ii) 128,964 of unvested TRSAs.

(8)
Mr. Blake has shared voting and investment power with respect to 30,813 shares that are held in a trust of which he is co-trustee and 222 shares held jointly with his spouse. Mr. Blake’s beneficial ownership amount does not include: (i) 32,247 shares of unvested PRSUs and (ii) 28,028 shares of unvested TRSAs.

(9)
Mr. Yung has shared voting and investment power with respect to 8,970 shares that are held in trust of which he is co-trustee. Mr. Yung’s beneficial ownership amount does not include: (i) 43,297 shares of unvested PRSUs and (ii) 76,703 shares of unvested TRSAs.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership of and transactions in, the Company’s equity securities with the SEC. Such directors, executive officers and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on a review of the copies of such reports received by the Company and on written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its directors, executive officers and 10% stockholders were complied with during 2020.

PACWEST BANCORP  2021 PROXY STATEMENT  |  83

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board to be used at our Annual Meeting and at any postponements or adjournments thereof.

WHEN	WHERE	RECORD DATE
Tuesday, May 11, 2021 1:00 p.m. Pacific time	www.virtualshareholdermeeting.com/PACW2021	Close of business on March 15, 2021

Who is entitled to vote, and how many votes am I entitled to?

Only stockholders of record as of the Record Date may vote at the Annual Meeting. According to our transfer agent, EQ Shareowner Services, as of the Record Date, there were 116,916,461 shares of common stock outstanding held by approximately 1,665 stockholders, excluding 2,189,181 shares of unvested, time-based restricted stock.
Each stockholder is entitled to one vote for each share recorded in his or her name on the books of the Company as of the close of business on the Record Date on any matter submitted to the stockholders for a vote. Stockholders may vote their shares cumulatively for the election of director nominees if certain conditions are met at the Annual Meeting. Cumulative voting may only be exercised at the Annual Meeting if:
•
the name of the candidate or candidates is placed in nomination prior to voting

•
at least one stockholder has given advance notice of his or her intention to cumulate his or her votes

Cumulative voting provides each stockholder with a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such stockholder, which such stockholder can then vote in favor of one or more director nominees. For example, if you held 100 shares as of the Record Date, you would be entitled to 1,100 votes which you could then distribute among one or more director nominees since there are 11 directors to be elected. As of the date of this Proxy Statement, we have not received written notice from any stockholder that he or she intends to vote his or her shares cumulatively.
What are the proposals to be voted on, and how does the Board recommend that I vote?

Stockholders are being asked to vote on the following proposals at the Annual Meeting.
Proposals		Board Recommendation	See Page
1	Election of 11 directors	FOR each director nominee	7
2	Advisory vote on executive compensation	FOR	36
3	Amended and Restated PacWest Bancorp 2017 Stock Incentive Plan	FOR	68
4	Ratification of the appointment of independent auditors	FOR	77

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What different methods can I use to vote?

STOCKHOLDERS OF RECORD

BY TELEPHONE	BY INTERNET	BY MAIL	BY MOBILE DEVICE	DURING THE ONLINE MEETING
Call toll-free 1-800-690-6903	www.proxyvote.com	Complete, sign and date the proxy card and mail it in the enclosed postage-paid envelope	Scan the QR code	www.virtualshareholder meeting.com/PACW 2021
•
Stockholders can vote their shares via telephone or the internet as instructed in the Notice.

•
The telephone and internet procedures are designed to authenticate a stockholder’s identity, to allow stockholders to vote their shares and to confirm a stockholder’s instructions have been properly recorded.

•
The telephone and internet voting facilities will close at 11:59 p.m., Eastern Time, on May 10, 2021 for shares held directly and at 11:59 p.m., Eastern Time, on May 6, 2021 for shares held in the Company’s 401(k) Plan.

•
Proxy cards submitted by mail must be received by Broadridge Financial Solutions, at Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717, prior to the Annual Meeting.

•
Each stockholder who attends the Annual Meeting virtually will need the control number that appears on the materials sent to you

BENEFICIAL OWNERS
•
If your shares are held in “street name”, you should check with your bank, broker or other agent and follow the voting procedures required by your bank, broker or other agent to vote your shares

•
Each stockholder who attends the Annual Meeting virtually will need the control number that appears on the materials sent to you

How many shares must be represented at the Annual Meeting to constitute a “quorum”?

A majority of the Company’s outstanding shares of common stock as of the Record Date must be present at the Annual Meeting, either in person or by proxy, to constitute a quorum, and there must be a quorum for the Annual Meeting to be held.
If you return a signed proxy card, you will be counted as being present even if you abstain from voting.
Broker non-votes (i.e., proxies from banks, brokers or other nominees indicating that such entities have not received instructions from the beneficial owners or other persons entitled to vote as to a matter which such bank, broker or other nominee does not have discretionary power to vote) will also be counted as being present for purposes of determining a quorum.
What is the vote necessary to approve each of the proposals being considered at the Annual Meeting?

The election of director nominees’ proposal requires the affirmative vote of a majority of the votes cast with respect to such director in an uncontested election (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee).
As of the date of this Proxy Statement, none of the director nominees is being contested, but in a contested election (where the number of director nominees exceeds the number of director nominees to be elected) the standard for election of director nominees is a plurality of the votes cast such that the 11 director nominees receiving the greatest numbers of votes “for” would be elected as directors without regard to the number of shares voted against such director nominees.
The director nominee proposal and the other proposals being considered at the Annual Meeting are set forth below.

PACWEST BANCORP  2021 PROXY STATEMENT  |  85

Proposals		Voting Requirement	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of directors	Affirmative vote of a majority of the votes cast	No effect	No effect
2	Advisory vote on executive compensation	Majority of shares present and entitled to vote	Vote against	No effect
3	Amended and Restated PacWest Bancorp 2017 Stock Incentive Plan	Affirmative vote of a majority of the votes cast	Vote against	No effect
4	Ratification of the appointment of independent auditors	Majority of shares present and entitled to vote	Vote against	No effect
If I hold shares of PacWest common stock pursuant to the PacWest 401(k) Plan, will I be able to vote?

Yes. You will receive a proxy card for the shares held in your 401(k) plan account that you should return as instructed on the proxy card.
Why did I receive a Notice Regarding the Availability of Proxy Materials for the Annual Meeting instead of paper copies of the proxy materials?

We sent our stockholders by mail or email a Notice containing instructions on how to access our proxy materials over the internet and vote online. This Notice is not a proxy card and cannot be used to vote your shares. If you received a Notice, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice or on the website referred to in the Notice.
We provided some of our stockholders with paper copies of the proxy materials instead of the Notice. If you received paper copies of the Notice or proxy materials, we encourage you to help us save money and the environment by signing up to receive all future proxy materials electronically as described below under “How can I receive my proxy materials electronically in the future?”.
What is the difference between a stockholder of record and a beneficial owner of shares held in “street name”?

STOCKHOLDER OF RECORD
If your shares are registered directly in your name with our transfer agent, then you are considered a stockholder of record with respect to those shares and the Notice is sent directly by the Company to you. If you requested printed copies of the proxy materials by mail, you will also receive a proxy card.
BENEFICIAL OWNER OF SHARES HELD IN STREET NAME
If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are a beneficial owner of shares held in “street name” and the Notice will be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account.
Why did I receive more than one Notice or multiple proxy cards?

You may receive more than one Notice or multiple proxy cards if you hold your shares in different ways (i.e., joint tenancy, in trust or in custodial accounts). You should vote each proxy that you receive.
How can I receive my proxy materials electronically in the future?

To receive proxy materials electronically by email, follow the instructions described below or in the Notice.
If you received proxy materials by mail and you would like to sign up to receive future materials electronically, please have your proxy card available and register by:
Going to www.proxyvote.com and following the instructions for requesting meeting materials
Calling 1-800-579-1639
Contacting your brokerage firm, bank, or other similar organization that holds your shares

86  |  PACWEST BANCORP  2021 PROXY STATEMENT

If you previously agreed to electronic delivery of our proxy materials and desire to receive paper copies of these materials for the Annual Meeting or for future meetings, please follow the instructions on the website referred to in the Notice.
What do I have to do to vote?

If your shares are registered in your own name with our transfer agent, you may vote by internet or by telephone as indicated on the proxy card. If you received a paper proxy card, you may also vote by mail by completing, signing and dating the proxy card and returning it in the enclosed postage-paid envelope.
If you mark the proxy card to show how you wish to vote, then your shares will be voted as you direct. If you return a signed proxy card but do not mark the proxy card to show how you wish to vote, your shares will be voted as follows:
Proposals		Your Shares Will Be Voted
1	Election of directors	FOR each director nominee
2	Advisory vote on executive compensation	FOR
3	Amended and Restated PacWest Bancorp 2017 Stock Incentive Plan	FOR
4	Ratification of the appointment of independent auditors	FOR
May I revoke or change my vote?

You may change or revoke your vote at any time before it is counted at the Annual Meeting by:
•
Notifying our Corporate Secretary in writing at 9701 Wilshire Boulevard, Suite 700, Beverly Hills, California, 90212 that you wish to revoke your proxy

•
Submitting a later-dated proxy card prior to proxy cards being counted at the Annual Meeting

•
Attending the Annual Meeting and voting in person

•
Calling the toll-free number on the Notice or proxy card not later than 11:59 p.m., Eastern Time, on May 10, 2021 and following the directions provided

•
Going to the website listed on the Notice or proxy card, following the instructions provided and submitting your change no later than 11:59 p.m., Eastern Time, on May 10, 2021

Attending the Annual Meeting virtually will not automatically revoke your proxy. You must comply with one of the methods indicated above in order to revoke your proxy.
If you hold your shares in “street name”, you should receive a proxy card from your bank or brokerage firm asking you how you want to vote your shares. If you do not receive a proxy card, you should contact the bank or brokerage firm in whose name your shares are registered and obtain a proxy card from them. Please refer to the information in the materials provided by your bank or brokerage firm for an explanation of:
•
how to vote

•
how to change or revoke your vote

•
the effect of not indicating a vote

How will voting on any other business be conducted?

We do not know of any business to be considered at the Annual Meeting other than the proposals listed in this Proxy Statement. If any other business is properly presented at the Annual Meeting, a submitted proxy gives authority to the persons named on your proxy card as your designated proxy, and each person has the ability to vote on such matters in his or her discretion.
Who pays the cost of soliciting proxies on behalf of the Company?

The Company pays the cost of preparing, assembling and mailing the proxy materials and soliciting proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and employees of the Company or its subsidiaries telephonically, electronically or by other means of communication. These directors, officers and employees receive no additional compensation for their services. We will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials in accordance with applicable laws.
How do I get more information about the Company?

The Notice provides internet instructions on how to access and review the proxy materials, including our Annual Report, that contains our consolidated financial

PACWEST BANCORP  2021 PROXY STATEMENT  |  87

statements. Our Annual Report includes a list of exhibits filed with the SEC, but it does not include the exhibits.
If you wish to receive copies of the exhibits:
please write to the following address:	PacWest Bancorp Attention: Investor Relations 9701 Wilshire Boulevard Suite 700 Beverly Hills, California 90212
you may also send your request by email to:	investor-relations@pacwest.com
The Company’s Annual Report is included with the proxy materials.
What is “householding” and how does it affect me?

The SEC approved a rule concerning the delivery of annual reports and proxy statements. It permits a single set of these reports to be sent to any household in which two or more stockholders reside if they appear to be members of the same family. This procedure, referred to as “householding”, reduces the volume of duplicate information stockholders receive and reduces Company mailing and printing expenses.
Stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of the Notice unless we are notified that one or more of these stockholders wishes to receive individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.
If you are eligible for householding and you and other stockholders of record with whom you share an address receive multiple copies of the Notice and any accompanying documents, or if you hold Company stock in more than one account and, in either case, you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, EQ Shareowner Services:
EQ Shareowner Services P.O. Box 64874 St. Paul, Minnesota 55164-0874 1-800-401-1957
If you participate in householding and wish to receive a separate copy of the Notice and any accompanying documents either now or in the future, he or she may contact our transfer agent, EQ Shareowner Services.
If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.

88  |  PACWEST BANCORP  2021 PROXY STATEMENT

OTHER BUSINESS
Except as set forth in this Proxy Statement, management has no knowledge of any other business to come before the Annual Meeting. If, however, any other matters of which management is now unaware properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with the recommendations of management on such matters and discretionary authority to do so is included in the proxy.

Stockholder Proposals
Business must be properly brought before an annual meeting in order to be considered by stockholders. To be considered for inclusion in the Company’s Proxy Statement for the 2022 Annual Meeting, a stockholder proposal must be submitted in writing to the Company’s Corporate Secretary no later than December 2, 2021 and must satisfy the other requirements of Rule 14a-8 under the Exchange Act.
Any proposal submitted for the proxy materials will be subject to the rules and regulations of the SEC concerning stockholder proposals. The notice of a proposal must also contain the following items:
•
The stockholder’s name, address and beneficial ownership of shares of the Company

•
The text of the proposal to be presented

•
A brief written statement of the reasons why such stockholder favors the proposal

•
Any material interest of such stockholder in the proposal

Assuming the Company holds the 2022 Annual Meeting on the anniversary of the Annual Meeting, matters proposed by stockholders for consideration at the 2022 Annual Meeting but not included in our proxy materials must be received by our Corporate Secretary no earlier than January 11, 2022 and no later than February 10, 2022.

PACWEST BANCORP  2021 PROXY STATEMENT  |  89

Director Nominations
Nominations for the election of directors may be made by a stockholder entitled to vote for the election of directors by submitting a notice in writing, delivered or mailed by first class, United States mail, postage prepaid, to the Corporate Secretary of the Company not less than 90 days nor more than 120 days prior to the first anniversary date of the annual meeting of the stockholders of the Company called for the election of directors.
Director nominations proposed by stockholders to be made at the 2022 Annual Meeting must be received by our Corporate Secretary no earlier than January 11, 2022 and no later than February 10, 2022.
Pursuant to the Company’s Second Amended and Restated Bylaws and the rules and regulations of the SEC, the notice stating a desire to nominate any person for election as a director of the Company must contain the following items:
•
The stockholder’s name, address and beneficial ownership of shares of the Company

•
The name, age, business address, residential address and principal occupation or employment of the person to be nominated

•
The director nominee’s signed consent to serve as a director of the Company, if elected

•
The number of shares of the Company’s stock beneficially owned by the director nominee

•
A description of all arrangements and understandings between the stockholder and the director nominee pursuant to which the nomination is to be made

•
Such other information concerning the director nominee as would be required in a proxy statement soliciting proxies for the election of the director nominee under the rules of the SEC

A copy of the Company’s Second Amended and Restated Bylaws specifying the requirements will be furnished to any stockholder upon written request to the Corporate Secretary

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INCORPORATION BY REFERENCE
The sections in this Proxy Statement entitled Compensation Committee Report and Audit Committee Report do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent the Company specifically incorporates any such reports by reference therein.
By Order of the Board of Directors,

Beverly Hills, California March 26, 2021	Natasha Luddington Senior Vice President, Associate General Counsel
Voluntary Electronic Delivery of Proxy Materials

The Company encourage stockholders to voluntarily elect to receive future proxy and annual report materials electronically to help contribute to our sustainability efforts. The benefits of eConsent are:

• you receive immediate and convenient access to the materials	• you can help reduce our impact on the environment	• you can help us to reduce our printing and mailing costs
The importance of environmental stewardship to our stakeholders drives our efforts to find solutions while dedicating resources to reduce our impact on the environment.

Enroll at www.proxyvote.com or scan the QR code

PACWEST BANCORP  2021 PROXY STATEMENT  |  91

APPENDIX A

AMENDED AND RESTATED PACWEST BANCORP 2017 STOCK INCENTIVE PLAN
1.   Purpose of the Plan.   The purpose of this Amended and Restated PacWest Bancorp 2017 Stock Incentive Plan (the “Plan”) is to offer certain Employees, Non-Employee Directors, and Consultants the opportunity to acquire a proprietary interest in the Company. Through the Plan, the Company and its subsidiaries seek to attract, motivate, and retain highly competent persons. The success of the Company and its affiliates are dependent upon the efforts of these persons. The Plan provides for the grant of options, restricted stock awards, performance stock awards, and stock appreciation rights. An option granted under the Plan may be a Non-Statutory Stock Option or an Incentive Stock Option, as determined by the Administrator.
2.   Definitions.   As used herein, the following definitions shall apply.
“2017 SIP” shall mean the PacWest Bancorp 2017 Stock Incentive Plan, as originally adopted by the Board on February 15, 2017 and approved by the stockholders of the Company on March 15, 2017.
“Act” shall mean the Securities Act of 1933, as amended.
“Administrator” shall mean the Board or any one of the Committees.
“Affiliate” shall mean any parent or subsidiary (as defined in Sections 424(e) and (f) of the Code) of the Company.
“Award” shall mean an Option, Stock Award, or a SAR.
“Board” shall mean the Board of Directors of the Company.
“Cause” shall have the meaning given to it under any employment agreement, plan or policy of the Company or an Affiliate that is applicable to the Participant. If the Participant is not a party to an employment agreement or subject to a plan or policy that defines Cause, then Cause shall include malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Company or an Affiliate which results in termination of the Participant’s service with the Company or an Affiliate, as determined by the Administrator.
“Change in Control” shall mean:
(i)   the consummation of a plan of dissolution or liquidation of the Company;
(ii)   the individuals who, as of the Effective Date, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board; provided that if the election, or nomination for election by the Company’s stockholders, of any new director was approved by a vote of at least two-thirds (2/3) of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided, further, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or publicly threatened “election contest” or other actual or publicly threatened solicitation of proxies or consents by or on behalf of an individual, entity or group (within the meaning of Section 13(d) or 14(d) of the Exchange Act) (a “Person”) other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any election contest or Proxy Contest;
(iii)   the consummation of a plan of reorganization, merger or consolidation involving the Company (a “Transaction”) where either (A) the stockholders of the Company immediately prior to such Transaction own directly or indirectly less than sixty (60%) of the combined voting power of the outstanding voting securities of the company resulting from such Transaction (the “Surviving Company”) in substantially the same proportion as their ownership of voting securities of the Company immediately prior to such Transaction or (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such Transaction constitute less than a majority of the members of the board of directors of the Surviving

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APPENDIX A
Company, or of a company beneficially owning, directly or indirectly, a majority of the voting securities of the Surviving Company (in addition, a “Change in Control” will occur under this prong (iii) if the conditions in both (A) and (B) occur);
(iv)   the sale of all or substantially all the assets of the Company to another person; or
(v)   the acquisition by another Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of stock representing more than fifty percent (50%) of the voting power of the Company then outstanding by another Person.
“Code” shall mean the Internal Revenue Code of 1986, as amended.
“Committee” shall mean a committee appointed by the Board in accordance with Section 3 below.
“Common Stock” shall mean the common stock of the Company, $0.01 par value.
“Company” shall mean PacWest Bancorp, a Delaware corporation.
“Consultant” shall mean any natural person who performs bona fide services for the Company or an Affiliate as a consultant or advisor, excluding Employees and Non-Employee Directors.
“Date of Grant” shall mean the effective date as of which the Administrator grants an Option to an Optionee, a Stock Award to a Grantee, or a SAR to an Optionee.
“Disability” shall mean total and permanent disability as defined in Section 22(e)(3) of the Code.
“Effective Date” shall mean the date of stockholder approval of the Plan at the Company’s annual stockholder’s meeting on May 11, 2021.
“Employee” shall mean any individual who is a common-law employee of the Company or an Affiliate.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
“Exercise Price,” in the case of an Option, shall mean the exercise price of a share of Optioned Stock. “Exercise Price,” in the case of a SAR, shall be determined by the Administrator but shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant of such SAR.
“Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:
(i)   If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii)   If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock quoted by such recognized securities dealer on the last market trading day prior to the day of determination; or
(iii)   In the absence of an established market for the Common Stock, its Fair Market Value shall be determined, in good faith, by the Administrator.
“Good Reason” shall have the meaning given to it under any employment agreement, plan or policy of the Company or an Affiliate that is applicable to the Participant. If the Participant is not a party to an employment agreement or subject to a plan or policy that defines Good Reason, then Good Reason shall mean, without the Participant’s consent:
(i)   any material and adverse change in the Participant’s position or authority with the Company as in effect immediately before a Change in Control;
(ii)   the transfer of the Participant’s primary work site to a new primary work site that is more than 50 miles from the Participant’s primary work site in effect immediately before a Change in Control; or

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APPENDIX A
(iii)   a material reduction by the Company in the Participant’s base salary, as in effect immediately prior to the Change in Control (other than a reduction of less than ten percent (10%) that is applicable to all similarly situated employees);
provided that Good Reason shall exist only if  (1) the Participant gives the Company written notice of the event within thirty (30) days of the Participant’s actual knowledge of such action, (2) the Company has not cured such action within thirty (30) days of receipt of written notice from the Participant and (3) the Participant terminates his or her employment within ninety (90) days after the Participant has actual knowledge of such event.
“Granted Stock” shall mean the shares of Common Stock that were granted pursuant to a Stock Award.
“Grantee” shall mean any person who is granted a Stock Award.
“Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
“Non-Employee Director” shall mean a non-employee member of the Board.
“Non-Statutory Stock Option” shall mean an Option not intended to qualify as an Incentive Stock Option.
“Notice of Stock Appreciation Rights Grant” shall mean the notice delivered by the Company to the Optionee evidencing the grant of a SAR.
“Notice of Stock Option Grant” shall mean the notice delivered by the Company to the Optionee evidencing the grant of an Option.
“Option” shall mean a stock option granted pursuant to the Plan.
“Option Agreement” shall mean a written agreement that evidences an Option in such form as the Administrator shall approve from time to time.
“Optioned Stock” shall mean the Common Stock subject to an Option.
“Optionee” shall mean any person who receives an Option or a SAR.
“Participant” shall mean an Optionee or a Grantee.
“Performance Stock Award” shall mean an Award of performance shares or performance-based restricted stock units granted pursuant to Section 9 of the Plan.
“Qualified Note” shall mean a recourse note, with a market rate of interest that may, at the discretion of the Administrator, be secured by the Optioned Stock or otherwise.
“Restricted Stock Award” shall mean an Award of restricted stock or restricted stock units granted pursuant to Section 8 of the Plan.
“Risk of Forfeiture” shall mean the Grantee’s risk that the Granted Stock may be forfeited and returned to the Company in accordance with Section 8 or 9 of the Plan.
“Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3.
“SAR” or “Stock Appreciation Right” shall mean a stock appreciation right granted pursuant to the Plan.
“SAR Agreement” shall mean a written agreement that evidences a SAR in such form as the Administrator shall approve from time to time.
“Service” shall mean the performance of services for the Company (or any Affiliate) by an Employee, Non-Employee Director, or Consultant, as determined by the Administrator in its sole discretion. Service shall not be considered interrupted in the case of: (i) a change of status (i.e., from Employee to Consultant, Non-Employee Director to Consultant, or any other combination); (ii) transfers between locations of the Company or between the Company and any Affiliate; or (iii) a leave of absence approved by the Company or an Affiliate. A leave of absence approved by the Company or an Affiliate shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company or an Affiliate.

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APPENDIX A
“Service Provider” shall mean an Employee, Non-Employee Director, or Consultant.
“Share” shall mean a share of Common Stock.
“Stock Award” shall mean a Restricted Stock Award or a Performance Stock Award.
“Stock Award Agreement” shall mean a written agreement that evidences a Restricted Stock Award or Performance Stock Award in such form as the Administrator shall approve from time to time.
“Tax” or “Taxes” shall mean the federal, state, and local income, employment and excise tax liabilities incurred by the Participant in connection with his/her Awards.
“10% Stockholder” shall mean the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Affiliate).
“Termination Date” shall mean the date on which a Participant’s Service terminates, as determined by the Administrator in its sole discretion.
“Vesting Event” shall mean the earlier of: (i) the termination of a Participant’s Service by the Company or an Affiliate or any successor entity thereto without Cause or by the Participant for Good Reason within twenty-four months following the occurrence of a Change in Control; and (ii) the death of a Participant.
3.   Administration of the Plan.
(a)   Except as otherwise provided for below, the Plan shall be administered by (i) the Board or (ii) a Committee, which Committee shall be constituted to satisfy applicable laws.
(i)   Rule16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.
(b)   Powers of the Administrator. Subject to the provisions of the Plan and in the case of specific duties delegated by the Administrator, and subject to the approval of relevant authorities, including the approval, if required, of any stock exchange or national market system upon which the Common Stock is then listed, the Administrator shall have the authority, in its sole discretion:
(i)   to determine the Fair Market Value of the Common Stock;
(ii)   to select the Service Providers to whom Awards may, from time to time, be granted under the Plan;
(iii)   to determine whether and to what extent Awards are granted under the Plan;
(iv)   to determine the number of Shares that pertain to each Award;
(v)   to approve the terms of the Option Agreements, Stock Award Agreements, and SAR Agreements;
(vi)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award. Such terms and conditions may include, but are not limited to, the Exercise Price, the status of an Option (Non-Statutory Stock Option or Incentive Stock Option), the time or times when Awards may be exercised, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;
(vii)   to determine the method of payment of the Exercise Price;
(viii)   to delegate to others responsibilities to assist in administering the Plan;
(ix)   to construe and interpret the terms of the Plan, Option Agreements, Stock Award Agreements, SAR Agreements and any other documents related to the Awards;
(x)   to interpret and administer the terms of the Plan to comply with all Tax rules and regulations; and
(xi)   to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time deem advisable.

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(c)   Effect of Administrator’s Decision. All decisions, determinations, and interpretations of the Administrator shall be final and binding on all Participants and any other holders of any Awards. The Administrator’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants whether or not such Participants are similarly situated.
(d)   Liability. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his/her behalf in his/her capacity as a member of the Committee for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or bad faith. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s articles of incorporation or amended bylaws, as a matter of law, or otherwise, or any power the Company may have to indemnify them or hold them harmless.
4.   Stock Subject To The Plan.
(a)   Basic Limitation.   The total number of Options, Stock Awards, and SARs that may be awarded under the Plan may not exceed 6,650,000 Shares (the “Share Limit”) (representing 4,000,000 Shares originally approved for grant under the 2017 SIP plus the 2,650,000 Shares added as a result of the approval of this Plan), which Share Limit is subject to the adjustments provided for in Section 12 of the Plan.
(b)   Additional Shares.   In the event that any outstanding Award expires or is canceled or otherwise terminated, the Shares that pertain to the unexercised Award shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company at their original purchase price, such Shares shall again be available for the purposes of the Plan, except that the aggregate number of Shares which may be issued upon the exercise of Incentive Stock Options shall in no event exceed 6,650,000 Shares, subject to the adjustments provided for in Section 12 of the Plan. Shares that are withheld or tendered to the Company to pay Taxes or to pay the exercise price of Options or other Awards will not become available for reissuance under the Plan, and Shares subject to a SAR that are not issued in connection with the stock settlement of that SAR will not become available for reissuance under the Plan.
5.   Eligibility.   The persons eligible to participate in the Plan shall be limited to Employees, Non-Employee Directors, and Consultants who have the potential to impact the long-term success of the Company and/or its Affiliates and who have been selected by the Administrator to participate in the Plan.
6.   Option Terms.   Each Option shall be evidenced by an Option Agreement, in the form approved by the Administrator and may contain such provisions as the Administrator deems appropriate; provided, however, that each Option Agreement shall comply with the terms specified below. Each Option Agreement evidencing an Incentive Stock Option shall, in addition, be subject to Section 7 below.
(a)   Exercise Price.
(i)   The Exercise Price of an Option shall be determined by the Administrator but shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant of such Option.
(ii)   Notwithstanding the foregoing, where the outstanding shares of stock of another corporation are changed into or exchanged for shares of Common Stock without monetary consideration to that other corporation, then, subject to the approval of the Board, Options may be granted in exchange for unexercised, unexpired stock options of the other corporation and the exercise price of the Optioned Shares subject to each Option so granted may be fixed at a price less than 100% of the Fair Market Value of the Common Stock at the time such Option is granted if said exercise price has been computed to be not less than the exercise price set forth in the stock option of the other corporation, with appropriate adjustment to reflect the exchange ratio of the shares of stock of the other corporation into the shares of Common Stock of the Company.
(iii)   The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (subject to Subsection (a)(iv) below) and may consist entirely of  (A) cash, (B) check, (C) Shares, (D) Qualified Note, or (E) any combination of the foregoing methods of payment. The Administrator may also permit Optionees, either on a selective or aggregate basis, to

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APPENDIX A
simultaneously exercise Options and sell the shares of Common Stock thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Administrator, and use the proceeds from such sale as payment of part or all of the exercise price of such shares. Notwithstanding the foregoing, a method of payment may not be used if it causes the Company to: (i) recognize compensation expense for financial reporting purposes; (ii) violate Section 402 of the Sarbanes-Oxley Act of 2002 or any regulations adopted pursuant thereto; or (iii) violate Regulation O, promulgated by the Board of Governors of the Federal Reserve System, as determined by the Administrator in its sole discretion.
(iv)   To the extent permitted under Section 402 of the Sarbanes-Oxley Act of 2002 and the regulations adopted pursuant thereto, holders of Non-Statutory Stock Options have the right to use previously vested Shares in satisfaction of all or part of the Exercise Price as follows:
(A)   Stock Withholding:   The election to have the Company withhold, from the Shares otherwise issuable upon the exercise of such Non-Statutory Stock Option, a portion of those Shares with an aggregate Fair Market Value equal to the Exercise Price.
(B)   Stock Delivery:   The election to deliver to the Company, at the time the Non-Statutory Stock Option is exercised, one or more Shares previously acquired by such holder with an aggregate Fair Market Value equal to the Exercise Price.
(b)   Vesting.   Subject to the limitations set forth in Section 13 of the Plan, any Option granted hereunder shall be exercisable and shall vest at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share. Notwithstanding anything herein to the contrary, upon the occurrence of a Vesting Event, all Options that are outstanding on the date of the Vesting Event shall become exercisable on such date (whether or not previously vested).
(c)   Term of Options.   No Option shall have a term in excess of 10 years measured from the Date of Grant of such Option.
(d)   Procedure for Exercise.   An Option shall be deemed to be exercised when written notice of such exercise has been given to the Administrator in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment of the applicable Exercise Price for the Share being exercised has been received by the Administrator. Full payment may consist of any consideration and method of payment allowable under Subsection (a)(iii) above. In the event of a broker assisted cashless exercise, the broker shall not be deemed to be an agent of the Administrator.
(e)   Effect of Termination of Service.
(i)   Termination of Service.   Upon termination of an Optionee’s Service, other than due to death, Disability, or Cause, the Optionee may exercise his/her Option, but only on or prior to the date that is three months following the Optionee’s Termination Date, and only to the extent that the Optionee was entitled to exercise such Option on the Termination Date (but in no event later than the expiration of the term of such Option, as set forth in the Notice of Stock Option Grant to the Option Agreement). If, on the Termination Date, the Optionee is not entitled to exercise the Optionee’s entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination of Service, the Optionee does not exercise his/her Option within the time specified herein, the Option shall terminate, and the Optioned Stock shall revert to the Plan.
(ii)   Disability of Optionee.   In the event of termination of an Optionee’s Service due to his/her Disability, the Optionee may exercise his/her Option, but only on or prior to the date that is twelve months following the Termination Date, and only to the extent that the Optionee was entitled to exercise such Option on the Termination Date (but in no event later than the expiration date of the term of his/her Option, as set forth in the Notice of Stock Option Grant to the Option Agreement). To the extent the Optionee is not entitled to exercise the Option on the Termination Date, or if the Optionee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Optioned Stock shall revert to the Plan.
(iii)   Death of Optionee.   In the event that an Optionee should die while in Service, the Optionee’s Option may be exercised by the Optionee’s estate or by a person who has acquired the right to exercise the Option by bequest or inheritance, but only on or prior to the date that is twelve months following the date of death, and only to the extent that the Optionee was entitled to exercise the Option at the date of death (but in no event later than the expiration date of the term of his/her Option, as set forth in the Notice of Stock Option

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APPENDIX A
Grant to the Option Agreement). If, at the time of death, the Optionee was not entitled to exercise his/her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If after death, the Optionee’s estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Optioned Stock shall revert to the Plan.
(iv)   Cause. In the event of termination of an Optionee’s Service due to Cause, the Optionee’s Options shall terminate on the Termination Date.
(v)   To the extent that the Company does not violate Section 409A of the Code, Section 402 of the Sarbanes-Oxley Act of 2002 or any regulations adopted pursuant thereto or Regulation O, promulgated by the Board of Governors of the Federal Reserve System (as determined by the Administrator in its sole discretion), the Administrator shall have complete discretion, exercisable either at the time an Option or SAR is granted or at any time while the Option or SAR remains outstanding, to:
(A)   extend the period of time for which the Option or SAR is to remain exercisable following the Optionee’s cessation of Service from the limited exercise period otherwise in effect for that Option or SAR to such greater period of time as the Administrator shall deem appropriate, but in no event beyond the expiration of the Option or SAR term; and/or
(B)   permit the Option or SAR to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested Shares for which such Option or SAR is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.
(f)   Stockholder Rights.   Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 below.
(g)   Non-transferability of Options.   Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. Notwithstanding the immediately preceding sentence, the Administrator may permit an Optionee to transfer any Award which is not an Incentive Stock Option to one or more of the Optionee’s immediate family members or to trusts established in whole or in part for the benefit of the Optionee and/or one or more of such immediate family members. For purposes of the Plan, (i) the term “immediate family” shall mean the Optionee’s spouse and issue (including adopted and step children) and (ii) the phrase “immediate family members or to trusts established in whole or in part for the benefit of the Optionee and/or one or more of such immediate family members” shall be further limited, if necessary, so that neither the transfer of an Award other than an Incentive Stock Option to such immediate family member or trust, nor the ability of a Optionee to make such a transfer shall have adverse consequences to the Company or the Optionee by reason of Section 162(m) of the Code.
7.   Incentive Stock Options.   The terms specified below shall be applicable to all Incentive Stock Options, and these terms shall, as to such Incentive Stock Options, supersede any conflicting terms in Section 6 above. Options which are specifically designated as Non-Statutory Stock Options when issued under the Plan shall not be subject to the terms of this Section.
(a)   Eligibility.   Incentive Stock Options may only be granted to Employees.
(b)   Exercise Price.   The Exercise Price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant of such Option, except as otherwise provided for in Subsection (d) below.
(c)   Dollar Limitation.   In the case of an Incentive Stock Option, the aggregate Fair Market Value of the Optioned Stock (determined as of the Date of Grant of each Option) with respect to Options granted to any Employee under the Plan (or any other option plan of the Company or any Affiliate) that may for the first time become exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of  $100,000.

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APPENDIX A
To the extent the Employee holds two or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Options as Incentive Stock Options shall be applied on the basis of the order in which such Options are granted. Any Options in excess of such limitation shall automatically be treated as Non-Statutory Stock Options.
(d)   10% Stockholder.   If any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, then the Exercise Price shall not be less than 110% of the Fair Market Value of a Share on the Date of Grant of such Option, and the Option term shall not exceed five years measured from the Date of Grant of such Option.
(d)   Change in Status.   In the event of an Optionee’s change of status from Employee to Consultant or to Non-Employee Director, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Statutory Stock Option three months and one day following such change of status.
(e)   Approved Leave of Absence.   If an Optionee is on an approved leave of absence, and the Optionee’s reemployment upon expiration of such leave is not guaranteed by statute or contract, including Company policies, then on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Statutory Stock Option.
8.   Restricted Stock Award.   Each Restricted Stock Award shall be evidenced by a Stock Award Agreement, in the form approved by the Administrator and may contain such provisions as the Administrator deems appropriate; provided, however, such Stock Award Agreement shall comply with the terms specified below.
(a)   Risk of Forfeiture.
(i)   General Rule.   Shares issued or units granted pursuant to a Restricted Stock Award shall initially be subject to a Risk of Forfeiture. The Risk of Forfeiture shall be set forth in the Stock Award Agreement, and shall comply with the terms specified below.
(ii)   Lapse of Risk of Forfeiture.   The Risk of Forfeiture shall lapse as the Grantee vests in the Granted Stock or units. Subject to the limitations set forth in Section 13 of the Plan, the Grantee shall vest in the Granted Stock or units at such times and under such conditions as determined by the Administrator and set forth in the Stock Award Agreement. Notwithstanding the foregoing, upon the occurrence of a Vesting Event, the Grantee shall become 100% vested in those shares of Granted Stock or units that are outstanding on the date of the Vesting Event.
(iii)   Forfeiture of Granted Stock.   Except as otherwise determined by the Administrator in its discretion, the Granted Stock or units that are subject to a Risk of Forfeiture shall automatically be forfeited and immediately returned to the Company on the Grantee’s Termination Date or the date on which the Administrator determines that any other conditions to the vesting of the Restricted Stock Award were not satisfied during the designated period of time.
(b)   Rights as a Stockholder.   Upon vesting of a Restricted Stock Award, the Grantee shall have the rights of a stockholder with respect to the voting of the vested shares of Granted Stock, subject to the conditions contained in the Stock Award Agreement.
(c)   Dividends.   The Stock Award Agreement may require or permit the immediate payment, waiver, deferral or investment of dividends or dividend equivalents paid on the Granted Stock.
(d)   Non-transferability of Restricted Stock Award.   Except as otherwise provided for in Section 14 of the Plan, Restricted Stock Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Notwithstanding the immediately preceding sentence, the Administrator may permit a Grantee to transfer any Award which is not an Incentive Stock Option to one or more of the Grantee’s immediate family members or to trusts established in whole or in part for the benefit of the Grantee and/or one or more of such immediate family members. For purposes of the Plan, (i) the term “immediate family” shall mean the Grantee’s spouse and issue (including adopted and step children) and (ii) the phrase “immediate family members or to trusts established in whole or in part for the benefit of the Grantee and/or one or more of such immediate family members” shall be further limited, if necessary, so that neither the transfer of an Award other than an Incentive

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APPENDIX A
Stock Option to such immediate family member or trust, nor the ability of a Grantee to make such a transfer shall have adverse consequences to the Company or the Grantee by reason of Section 162(m) of the Code.
9.   Performance Stock Award.   Each Performance Stock Award shall be evidenced by a Stock Award Agreement, in the form approved by the Administrator, and may contain such provisions as the Administrator deems appropriate; provided, however, such Stock Award Agreement shall comply with the terms specified below.
(a)   Risk of Forfeiture.
(i)   General Rule.   Shares issued or units granted pursuant to a Performance Stock Award shall initially be subject to a Risk of Forfeiture. The Risk of Forfeiture shall be set forth in the Stock Award Agreement, and shall comply with the terms specified below.
(ii)   Lapse of Risk of Forfeiture.   The Risk of Forfeiture shall lapse as the Grantee vests in the Granted Stock or units. Subject to the limitations set forth in Section 13 of the Plan, the Grantee shall vest in or accelerate vesting in the Granted Stock or units, in whole or in part, if certain goals established by the Administrator are achieved over a designated period of time, but not in any event more than 10 years. At the discretion of the Administrator, the goals may be based upon the attainment of one or more business criteria (determined either in absolute terms or relative to the performance of one or more similarly situated companies or a published index covering the performance of a number of companies), including, without limitation, the following criteria: net income or other measures of profit; core pre-tax pre-provision revenue; core — pre-tax pre-provision earnings growth; return on average assets (“ROA”); cash ROA; return on average equity (“ROE”); cash ROE; diluted or basic earnings per share (“EPS”); cash EPS; stock price; total shareholder return; net charge-offs/total assets; non-performing assets/total assets; classified assets/(Tier I Capital + ALLL); net interest margin (“NIM”); NIM (tax equivalent); return on average tangible common equity; efficiency ratio; loan and lease growth; deposit growth; operating earnings; loan origination; capital ratios; adversely classified assets; nonaccrual loans; regulatory ratings; and pre-provision net revenue. Performance goals may be established on a Company-wide basis or with respect to one or more business units, business groups or divisions. When establishing performance goals, the Administrator may exclude (or make adjustments on account of) any or all “unusual or infrequently occurring” items as determined under U.S. generally accepted accounting principles (including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, goodwill impairment and other unusual or infrequently occurring items), changes in applicable tax laws or accounting principles, or such other factors as the Administrator deems appropriate. Notwithstanding the foregoing, upon the occurrence of a Vesting Event, the Grantee shall become 100% vested in those shares of Granted Stock or units that are outstanding on the date of the Vesting Event, provided, however, that in the event of the death of a Participant, any outstanding Performance Awards (1) shall be deemed earned at the target level with respect to all open performance periods if death occurs during the performance period, and (2) shall be deemed earned at the actual performance level achieved if death occurs after the end of the performance period.
(iii)   Certification of Performance.   Following the completion of each performance period, the Administrator will determine whether the applicable performance goals have been met with respect to a given Grantee and, if they have, will so certify in writing and ascertain the amount of the applicable Performance Stock Award. No Performance Stock Awards will be paid for such performance period until such certification is made by the Administrator.
(iv)   Forfeiture of Granted Stock.   The Granted Stock or units that are subject to a Risk of Forfeiture shall automatically be forfeited and immediately returned to the Company on the Grantee’s Termination Date or the date on which the Administrator determines that any other conditions to the vesting of the Performance Stock Award, including performance goals, were not satisfied during the designated period of time.
(b)   Rights as a Stockholder.   Upon vesting of a Performance Stock Award, the Grantee shall have the rights of a stockholder with respect to the voting of the vested shares of Granted Stock, subject to the conditions contained in the Stock Award Agreement.
(c)   Dividends.   The Stock Award Agreement may require or permit the immediate payment, waiver, deferral or investment of dividends or dividend equivalents paid on Granted Stock.
(d)   Non-transferability of Performance Stock Award.   Except as otherwise provided for in Section 14 of the Plan, Performance Stock Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in

PACWEST BANCORP  2021 PROXY STATEMENT  |  A-9

APPENDIX A
any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Notwithstanding the immediately preceding sentence, the Administrator may permit a Grantee to transfer any Award which is not an Incentive Stock Option to one or more of the Grantee’s immediate family members or to trusts established in whole or in part for the benefit of the Grantee and/or one or more of such immediate family members. For purposes of the Plan, (i) the term “immediate family” shall mean the Grantee’s spouse and issue (including adopted and step children) and (ii) the phrase “immediate family members or to trusts established in whole or in part for the benefit of the Grantee and/or one or more of such immediate family members” shall be further limited, if necessary, so that neither the transfer of an Award other than an Incentive Stock Option to such immediate family member or trust, nor the ability of a Grantee to make such a transfer shall have adverse consequences to the Company or the Grantee by reason of Section 162(m) of the Code.
10.   Stock Appreciation Rights.   Each SAR shall be evidenced by a SAR Agreement, in the form approved by the Administrator and may contain such provisions as the Administrator deems appropriate; provided, however, that each SAR Agreement shall comply with the terms specified below.
(a)   Exercise Price.   The Exercise Price of a SAR shall be determined by the Administrator but shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant of such SAR.
(b)   Vesting.   Subject to the limitations set forth in Section 13 of the Plan, any SAR granted hereunder shall be exercisable and shall vest at such times and under such conditions as determined by the Administrator and set forth in the SAR Agreement. Notwithstanding anything herein to the contrary, upon the occurrence of a Vesting Event, all SARs that are outstanding on the date of the Vesting Event shall become exercisable on such date (whether or not previously vested).
(c)   Term of SARs.   No SAR shall have a term in excess of 10 years measured from the Date of Grant of such SAR.
(d)   Non-transferability of SARs.   SARs may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. Notwithstanding the immediately preceding sentence, the Administrator may permit an Optionee to transfer any Award which is not an Incentive Stock Option to one or more of the Optionee’s immediate family members or to trusts established in whole or in part for the benefit of the Optionee and/or one or more of such immediate family members. For purposes of the Plan, (i) the term “immediate family” shall mean the Optionee’s spouse and issue (including adopted and step children) and (ii) the phrase “immediate family members or to trusts established in whole or in part for the benefit of the Optionee and/or one or more of such immediate family members” shall be further limited, if necessary, so that neither the transfer of an Award other than an Incentive Stock Option to such immediate family member or trust, nor the ability of a Optionee to make such a transfer shall have adverse consequences to the Company or the Optionee by reason of Section 162(m) of the Code.
(e)   Procedure for Exercise.   A SAR shall be deemed to be exercised when written notice of such exercise has been given to the Administrator in accordance with the terms of the SAR Agreement by the person entitled to exercise the SAR. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive an amount equal to the amount by which the Fair Market Value (on the date of surrender) of a Share exceeds the Exercise Price of such SAR. The Company shall pay this amount in the form of: (i) Common Stock; (ii) cash; or (iii) a combination of Common Stock and cash, as determined by the Administrator.
(f)   Effect of Termination of Service.
(i)   Termination of Service.   Upon termination of an Optionee’s Service, other than due to death, Disability, or Cause, the Optionee may exercise his/her SARs, but only on or prior to the date that is three months following the Optionee’s Termination Date, and only to the extent that the Optionee was entitled to exercise such SARs on the Termination Date (but in no event later than the expiration of the term of such SAR, as set forth in the Notice of Stock Appreciation Rights Grant to the SAR Agreement). If, on the Termination Date, the Optionee is not entitled to exercise all of the Optionee’s SARs, then the Shares that pertain to the unexercisable SARs shall revert to the Plan. If, after termination of Service, the Optionee does not exercise his/her SARs within the time specified herein, the SARs shall terminate, and the Shares that pertain to the SARs shall revert to the Plan.
(ii)   Disability of Optionee.   In the event of termination of an Optionee’s Service due to his/her Disability, the Optionee may exercise his/her SARs, but only on or prior to the date that is twelve months following the

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APPENDIX A
Termination Date, and only to the extent that the Optionee was entitled to exercise such SARs on the Termination Date (but in no event later than the expiration date of the term of his/her SAR, as set forth in the Notice of Stock Appreciation Rights Grant to the SAR Agreement). To the extent the Optionee is not entitled to exercise the SARs on the Termination Date, or if the Optionee does not exercise the SARs to the extent so entitled within the time specified herein, the SARs shall terminate, and the Shares that pertain to the SARs shall revert to the Plan.
(iii)   Death of Optionee.   In the event that an Optionee should die while in Service, the Optionee’s SARs may be exercised by the Optionee’s estate or by a person who has acquired the right to exercise the SARs by bequest or inheritance, but only on or prior to the date that is twelve months following the date of death, and only to the extent that the Optionee was entitled to exercise the SARs at the date of death (but in no event later than the expiration date of the term of his/her SAR, as set forth in the Notice of Stock Appreciation Rights Grant to the SAR Agreement). If, at the time of death, the Optionee was not entitled to exercise all of his/her SARs, the Shares that pertain to the unexercisable SARs shall immediately revert to the Plan. If after death, the Optionee’s estate or a person who acquires the right to exercise the SARs by bequest or inheritance does not exercise the SARs to the extent so entitled within the time specified herein, the SARs shall terminate, and the Shares that pertain to the SARs shall revert to the Plan.
(iv)   Cause.   In the event of termination of an Optionee’s Service due to Cause, the Optionee’s SARs shall terminate on the Termination Date.
11.   Other Stock-Based or Cash-Based Awards.   The Administrator may grant other types of equity-based, equity-related or cash-based awards (including, without limitation, the grant or offer for sale of unrestricted Shares, bonus share awards and phantom share awards) (“Other Stock-Based or Cash-Based Awards”) in such amounts and subject to such terms and conditions as the Administrator may determine. The terms and conditions set forth by the Administrator in the applicable award agreement may relate to the achievement of performance goals, as determined by the Administrator at the time of grant. Such awards may entail the transfer of actual Shares to award recipients and may include awards designed to comply with or take advantage of applicable local laws of jurisdictions other than the United States.
12.   Adjustments Upon Changes in Capitalization.
(a)   Changes in Capitalization.   The limitations set forth in Sections 4 and 6 of the Plan, the number of Shares that pertain to each outstanding Award, and the Exercise Price of each Option and SAR shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Common Stock, any extraordinary cash dividend, or any other increase or decrease in the number of issued and outstanding Shares, effected without the receipt of consideration by the Company. Such adjustment shall be made by the Administrator, to the extent possible, so that the adjustment shall not result in an additional accounting expense, and so that the adjustment shall not result in any taxes to the Company or the Participant. The Administrator’s determination with respect to the adjustment shall be final, binding, and conclusive.
(b)   Dissolution or Liquidation.   In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. In such event, the Administrator, in its discretion, may provide for a Participant to fully vest in his/her Option and SAR, and the Right of Forfeiture to lapse on his/her Granted Stock. To the extent it has not been previously exercised, an Award will terminate upon termination or liquidation of the Company.
(c)   Change in Control.
(i)   Double-Trigger Treatment Upon Change in Control.   Unless otherwise determined by the Committee (or unless otherwise set forth in an employment agreement or a severance agreement or plan applicable to a Participant), if a Participant’s Service is terminated by the Company or any successor entity thereto without Cause or by the Participant for Good Reason, in each case upon or within twenty-four months after a Change in Control, each Award, including performance-based and time-based awards, granted to such Participant prior to such Change in Control shall become fully vested (including the lapsing of all restrictions and conditions) and, as applicable, exercisable as of the date of such termination of Service.
(ii)   Determination of Performance Upon Change in Control.   As of the Change in Control date, any outstanding Performance Stock Awards shall (1) for awards that have a separate target and maximum

PACWEST BANCORP  2021 PROXY STATEMENT  |  A-11

APPENDIX A
performance level (x) be deemed earned at the target level with respect to all open performance periods if a Change in Control occurs within six months after the date of grant or (y) be deemed earned at the actual performance level as of the date of the Change in Control if a Change in Control occurs more than six months after the date of grant, and (2) for awards that do not have a separate target and maximum performance level, be deemed earned at the target performance level, and in all cases, the Performance Stock Awards will cease to be subject to any further performance conditions (and the number of Performance Stock Awards earned under this provision will be treated as the number of shares of Granted Stock that are outstanding, including for purposes of a subsequent Vesting Event) but will continue to be subject to time-based service vesting following the Change in Control in accordance with the original performance period.
13.   Minimum Vesting. All Awards shall be subject to a minimum vesting schedule of at least 12 months following the Date of Grant of the Award (including Performance Awards, which shall be subject to a minimum performance period of at least twelve months), provided, however, that vesting for all Awards may accelerate in connection with a Vesting Event. Notwithstanding the foregoing, up to 5% of the Shares available for grant under the Plan may be granted with a minimum vesting schedule that is shorter than that mandated in this Section 13.
14.   Deferral of Stock Awards and SARs.   The Administrator, in its sole discretion, may permit a Grantee to defer his/her Stock Awards, and an Optionee to defer his/her SARs pursuant to the terms and conditions provided for in any deferred compensation plan of the Company as in effect from time to time. Notwithstanding the foregoing, to the extent an Award is determined to constitute a “deferral of compensation” within the meaning of Section 409A, any such subsequent deferral shall be made in accordance with the terms of Code Section 409A(a)(4) and the regulations promulgated thereunder.
15.   No Repricings or Reloads.   The Administrator may not take any action which would constitute a “repricing” of Options or other Awards (or cash buyback of underwater Options or other Awards) without the approval of the Company’s stockholders prior to effectiveness, including (i) any reduction in exercise price or cancellation of an Option or other Award in exchange for an Option or other Award with a lower exercise price or (ii) cancellation of an Option or other Award for cash or another grant if the exercise price of the Option or other Award is greater than the fair market value of the Shares subject to the Option or other Award at the time of cancellation. The Administrator may not grant any Awards with automatic reload features.
16.   Share Escrow/Legends.   Unvested Shares issued under the Plan may, in the Administrator’s discretion, be held in escrow by the Company until the Participant’s interest in such Shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested Shares.
17.   Tax Withholding.
(a)   For corporate purposes, the Company’s obligation to deliver Shares upon the exercise of Options, deliver Shares or cash upon the exercise of SARs, or deliver Shares or remove any restrictive legends upon vesting of such Shares under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.
(b)   To the extent permitted under Section 402 of the Sarbanes-Oxley Act of 2002 and the regulations adopted pursuant thereto, holders of Non-Statutory Stock Options or SARS, or unvested Shares under the Plan, have the right to use previously vested Shares in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their Non-Statutory Stock Options or SARs, or the vesting of their Shares. Such right includes:
(i)   Stock Withholding:   The election to have the Company withhold, from the Shares otherwise issuable upon the exercise of such Non-Statutory Stock Option or SAR, or the vesting of such Shares, a portion of those Shares with an aggregate Fair Market Value equal to the Taxes calculated using the maximum amount permitted to be withheld under applicable tax rules.
(ii)   Stock Delivery:   The election to deliver to the Company, at the time the Non-Statutory Stock Option or SAR is exercised or the Shares vest, one or more Shares previously acquired by such holder (other than in connection with the Option or SAR exercise, or Share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the Taxes calculated using maximum amount permitted to be withheld under applicable tax rules.

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APPENDIX A
18.   Effective Date and Term of the Plan.   The Plan (as amended and restated) was approved by the Board on March 19, 2021 and shall become effective upon stockholder approval of the Plan at the Company’s annual stockholder’s meeting on May 11, 2021. In the event that the Plan is not approved by stockholders at the Company’s annual stockholder’s meeting on May 11, 2021, then the Plan (as amended and restated) shall terminate but the Company will continue to be able to make grants under its 2017 SIP. Unless sooner terminated by the Administrator, the Plan shall continue until December 31, 2026. When the Plan terminates, no Awards shall be granted under the Plan thereafter. The termination of the Plan shall not affect any Shares previously issued or any Award previously granted under the Plan.
19.   Time of Granting Awards.   The Date of Grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination to grant such Award, or such other date as determined by the Administrator; provided, however, that any Award granted prior to the date on which the Plan is approved by the Company’s stockholders shall be subject to stockholder approval of the Plan. Notice of the determination shall be given to each Service Provider to whom an Award is so granted within a reasonable period of time after the date of such grant.
20.   Amendment and Termination of the Plan.
(a)   Amendment and Termination.   The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Participant under any grant theretofore made without his/her consent. In addition, to the extent necessary and desirable to comply with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any stock exchange or national market system upon which the Common Stock is then listed), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.
(b)   Effect of Amendment and Termination.   Any such amendment or termination of the Plan shall not affect Awards already granted, and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Board, which agreement must be in writing and signed by the Participant and the Company.
(c)   In the event of a Change in Control, a Participant’s Award may be treated, to the extent determined by the Committee to be permitted under Section 409A of the Code, in accordance with one of the following methods as determined by the Committee in its sole discretion: (i) provide for the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected Award previously granted under the Plan, as determined by the Committee in its sole discretion; (ii) cancel such Award for fair value (as determined in the sole discretion of the Committee) which, in the case of Options and SARs, may equal the excess, if any, of the value of the consideration to be paid in the Change in Control transaction to holders of the same number of shares of Common Stock subject to such Options or SARs over the aggregate Exercise Price of such Options or SARs, as the case may be; or (iii) provide that for a period of at least 20 days prior to the Change in Control, any Options or SARs will be exercisable as to all shares of Common Stock subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any Options or SARs not exercised prior to the consummation of the Change in Control will terminate and be of no further force and effect as of the consummation of the Change in Control. In the event that the consideration paid in the Change in Control includes contingent value rights, earnout or indemnity payments or similar payments, then the Committee will determine if Awards settled under clause (ii) above are (a) valued at closing taking into account such contingent consideration (with the value determined by the Committee in its sole discretion) or (b) entitled to a share of such contingent consideration. For the avoidance of doubt, in the event of a Change in Control, the Committee may, in its sole discretion, terminate any Option or SAR for which the Exercise Price is equal to or exceeds the per share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor.
21.   Regulatory Approvals.
(a)   The implementation of the Plan, the granting of any Awards and the issuance of any Shares upon the exercise of any granted Awards shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards granted under it, and the Shares issued pursuant to it.

PACWEST BANCORP  2021 PROXY STATEMENT  |  A-13

APPENDIX A
(b)   No Shares or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement (if required) for the Shares issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq Stock Market, if applicable) on which the Common Stock is then listed for trading (if any).
22.   No Employment/Service Rights.   Nothing in the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Affiliate employing or retaining such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.
23.   Governing Law.   This Plan shall be governed by California law, applied without regard to conflict of laws principles.
24.   Code Section 409A.   Awards under this Plan are intended to be exempt from Section 409A of the Code. Notwithstanding the foregoing, to the extent (x) an Award constitutes a “deferral of compensation” within the meaning of Section 409A of the Code, (y) the Grantee or Optionee is a “specified employee” as determined pursuant to Section 409A of the Code as of the date of his or her “separation from service” (within the meaning of Treasury Regulation 1.409A-1(h)), and (z) any such Award cannot be settled or paid without subjecting the Grantee or Optionee to “additional tax”, interest or penalties under Section 409A of the Code, then any such settlement or payment that is payable during the first six months following the Grantee’s or Optionee’s “separation from service” shall be paid or provided to the Grantee or Optionee on the first business day of the seventh calendar month following the month in which his or her “separation from service” occurs or, if earlier, at his or her death. In addition, any settlement or payment of an Award that is subject to Section 409A of the Code upon a termination of Service that represents a “deferral of compensation” within the meaning of Section 409A of the Code shall only be settled or paid upon a “separation from service” within the meaning of Section 409A of the Code. If an Award includes a “series of installment payments,” the Participant’s right to the series of installment payments will be treated as a right to a series of separate payments and not as a right to a single payment.
25.   Limits on Awards to Non-Employee Directors.   No Non-Employee Director may be granted (in any calendar year) compensation with a value in excess of  $1,000,000, with the value of any equity-based awards based on the accounting grant date value of such award.
26.   Repayment if Conditions Not Met.   If the Administrator determines that all terms and conditions of the Plan and a Participant’s Award agreement were not satisfied, and that the failure to satisfy such terms and conditions is material, then the Participant will be obligated to pay the Company immediately upon demand therefor, (i) with respect to an Option or SAR, an amount equal to the excess of the Fair Market Value (determined at the time of exercise) of the Shares that were delivered in respect of such exercised Option or SAR, as applicable, over the exercise price paid therefor, (ii) with respect to Stock Awards, an amount equal to the Fair Market Value (determined at the time such shares became vested) of such Stock Awards, in each case with respect to clauses (i) and (ii) of this Section 25, without reduction for any amount applied to satisfy withholding tax or other obligations in respect of such Award.
27.   Right of Offset.   The Company will have the right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the Participant then owes to the Company and any amounts the Administrator otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award provides for the deferral of compensation within the meaning of Section 409A of the Code, the Administrator will have no right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award agreement if such offset could subject the Participant to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.
28.   Clawback/Recapture Policy.   Awards under the Plan will be subject to any clawback or recapture policy that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the Awards be repaid to the Company after they have been distributed to the Participant.

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APPENDIX A
29.   No Liability With Respect to Tax Qualification or Adverse Tax Treatment.    Notwithstanding anything to the contrary contained herein, in no event will the Company be liable to a Participant on account of an Award’s failure to (a) qualify for favorable United States or foreign tax treatment or (b) avoid adverse tax treatment under United States or foreign law, including, without limitation, Section 409A of the Code.

PACWEST BANCORP  2021 PROXY STATEMENT  |  A-15

PacWest Bancorp

PacWest Bancorp
9701 Wilshire Boulevard
Suite 700
Beverly Hills, California 90212
www.pacwestbancorp.com

PACWEST BANCORP
130 S. STATE COLLEGE BLVD.
BREA, CA 92821

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 10, 2021 for shares held directly and by 11:59 p.m. Eastern Time on May 6, 2021 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/PACW2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 10, 2021 for shares held directly and by 11:59 p.m. Eastern Time on May 6, 2021 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D36723-P52920 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PACWEST BANCORP

The Board of Directors recommends you vote FOR the following proposals:

		For	Against	Abstain
1a.	Tanya M. Acker	☐	☐	☐
1b.	Paul R. Burke	☐	☐	☐
1c.	Craig A. Carlson	☐	☐	☐
1d.	John M. Eggemeyer, III	☐	☐	☐
1e.	C. William Hosler	☐	☐	☐
1f.	Susan E. Lester	☐	☐	☐
1g.	Roger H. Molvar	☐	☐	☐
1h.	Daniel B. Platt	☐	☐	☐
1i.	Robert A. Stine	☐	☐	☐
1j.	Paul W. Taylor	☐	☐	☐
1k.	Matthew P. Wagner	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D36724-P52920

PACWEST BANCORP
Annual Meeting of Stockholders
May 11, 2021 1:00 PM PDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Matthew P. Wagner, Bart R. Olson and Mark T. Yung, or each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of PACWEST BANCORP that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 PM, PDT on May 11, 2021, virtually at www.virtualshareholdermeeting.com/PACW2021 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors.

(Continued and to be signed on the reverse side.)